1933 Act File No. 033-31072
1940 Act File No. 811-05876

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	☒

Pre-Effective Amendment No.	☐

Post-Effective Amendment No. 38	☒

and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	☒

Amendment No. 39	☒

LORD ABBETT SERIES FUND, INC.

Exact Name of Registrant as Specified in Charter

(Exact Name of Registrant as Specified in Charter)

90 Hudson Street, Jersey City, New Jersey	07302-3973

(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, including Area Code: (800) 201-6984

Thomas R. Phillips, Esq.
Vice President and Assistant Secretary
90 Hudson Street, Jersey City, New Jersey 07302-3973

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☐	immediately upon filing pursuant to paragraph (b)

☐	on (date) pursuant to paragraph (b)

☐	60 days after filing pursuant to paragraph (a) (1)

☒	on September 27, 2012 pursuant to paragraph (a) (1)

☐	75 days after filing pursuant to paragraph (a) (2)

☐	on (date) pursuant to paragraph (a) (2) of rule 485

If appropriate, check the following box:
☐       This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Lord Abbett Series Fund
Calibrated Dividend Growth Portfolio
(formerly Capital Structure Portfolio)

PROSPECTUS

[SEPTEMBER 27], 2012

Class VC
No ticker

This Fund serves as an underlying investment vehicle for variable annuity contracts and variable life insurance policies. The Securities and Exchange Commission has not approved or disapproved of these securities or determined whether this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

INVESTMENT PRODUCTS: NOT FDIC INSURED–NO BANK GUARANTEE–MAY LOSE VALUE

MORE INFORMATION ABOUT THE FUND	Investment Objective	7
	Principal Investment Strategies	7
	Principal Risks	9
	Disclosure of Portfolio Holdings	12
	Management and Organization of the Fund	12

INFORMATION FOR MANAGING YOUR FUND ACCOUNT	Financial Intermediary Compensation	13
	Purchases and Redemptions	15
	Account Policies	15
	Conflicts of Interest	19
	Distributions and Taxes	20
	Service Arrangements	21

FINANCIAL INFORMATION
	Financial Highlights	22

CALIBRATED DIVIDEND GROWTH PORTFOLIO
(formerly Capital Structure Portfolio)

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital appreciation.

FEES AND EXPENSES

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. The table does not reflect the fees and expenses of variable annuity contracts or variable life insurance policies (together, “Variable Contracts”). If such fees and expenses were reflected, expenses shown would be higher.

Annual Fund Operating Expenses (Expenses that you pay each year as a percentage of the value of your investment)

Class	VC Shares

Management Fees	[0.75%]

Other Expenses	[0.48%]

Total Annual Fund Operating Expenses	[1.23%]

Management Fee Waiver and/or Expense Reimbursement(1)	[(0.08)%]

Total Annual Fund Operating Expenses After Management Fee Waiver and/or Expense Reimbursement(1)	[1.15%]

(1)

For the period from [September 27, 2012 through April 30, 2014], Lord Abbett has contractually agreed to waive all or a portion of its management fee and, if necessary, reimburse the Fund’s other expenses to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of [1.15%]. This agreement may be terminated only upon the approval of the Fund’s Board of Directors.

Example

The following example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, that dividends and distributions are reinvested, and that the Fund’s operating expenses remain the same (except that the example takes into account the contractual management fee waiver and expense reimbursement agreement between the Fund and Lord, Abbett & Co. LLC for the term of the agreement). The example does not reflect variable

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

contract expenses, fees, and charges. If these expenses, fees, and charges were included, your costs would be higher. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Class	1 Year	3 Years	5 Years	10 Years

VC Shares	[$117]	[$382]	[$668]	[$1,482]

Portfolio Turnover. The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 22.48% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests principally in equity securities of large and mid-sized companies that have a history of increasing dividends and that have the potential for capital appreciation. The Fund’s portfolio management team uses fundamental research and quantitative analysis to select the Fund’s investments, while seeking to maintain an investment portfolio with industry, sector, and capitalization characteristics generally similar to those of the [S&P Dividend Growth Index]. The Fund focuses on U.S. large and mid-sized companies that historically have grown their dividends over time, which represent a relatively narrow market segment compared to the broader U.S. equity markets. The Fund also may invest to a lesser extent in foreign companies. Under normal market conditions, the Fund’s investments primarily include the following types of securities and other financial instruments:

•

Equity securities of large and mid-sized companies. Equity securities may include common stocks, preferred stocks, and equity interests in trusts, partnerships, joint ventures, and limited liability companies. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

•

Dividend paying securities issued by companies that pay out a portion of their profits to shareholders instead of reinvesting all their profits in their businesses. Although issuers of dividend paying securities may include fast growing companies, they more commonly consist of “value” companies whose securities have the potential for investment return because they are underpriced or undervalued according to certain financial measurements of intrinsic worth or business prospects.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

The Fund generally will sell a security when the Fund believes the security is less likely to benefit from the current market and economic environment, shows signs of deteriorating fundamentals, or has reached its valuation target, among other reasons. The Fund seeks to remain fully invested in accordance with its investment objective; however, in response to adverse economic, market or other unfavorable conditions, the Fund may invest its assets in a temporary defensive manner.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund.

The Fund invests principally in stocks and other securities described above, which may experience significant volatility at times and may fall sharply in response to adverse events. Individual securities also may experience dramatic movements in price. In addition to the risks of overall market movements, risks of events affecting a particular industry or sector, and risks that are specific to an individual security, the principal risks of investing in the Fund, which could adversely affect its performance, include:

•

Investment Strategy Risk: If the Fund’s fundamental research and quantitative analysis fail to produce the intended result, the Fund may suffer losses or underperform its benchmark or other funds with the same investment objective or strategies, even in a rising market. In addition, the Fund’s strategy of focusing on a relatively narrow market segment means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole.

•

Dividend Risk: Dividend paying securities may become less available for purchase, limiting the Fund’s ability to produce current income and increasing the volatility of the Fund’s returns. In addition, a company’s dividend payments may vary over time, and there is no guarantee that a company will pay a dividend at all.

•	Large Company Risk: As compared to smaller successful companies, larger companies may be less able to respond quickly to certain market developments and may have slower rates of growth.

•

Mid-Sized Company Risk: Securities of mid-sized companies generally involve greater risks than investments in larger companies. Mid-sized companies may have limited management experience or depth, limited access

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

to capital, or limited products or services, or operate in markets that have not yet been established. Mid-sized company securities tend to be more volatile and less liquid than equity securities of larger companies.

•	Value Investing Risk: The prices of value stocks may lag the stock market for long periods of time if the market fails to recognize the company’s intrinsic worth.

•

Foreign Company Risk: The Fund’s investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more vulnerable to economic, political, and social instability. In addition, they may be subject to less government supervision.

An investment in the Fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. For more information on the principal risks of the Fund, please see the “More Information About the Funds – Principal Risks” section in the prospectus.

PERFORMANCE

The bar chart and table below provide some indication of the risks of investing in the Fund by illustrating the variability of the Fund’s returns. Each assumes reinvestment of dividends and distributions. The Fund’s past performance is not necessarily an indication of how the Fund will perform in the future.

The bar chart shows changes in the performance of the Fund’s Class VC shares from calendar year to calendar year. This chart does not reflect the sales charges or other expenses of Variable Contracts. If those sales charges and expenses were reflected, returns would be lower.

The bar chart and table show performance of the Fund during periods when the Fund operated under the name “Capital Structure Portfolio” and invested in a mix of equity and fixed income securities. Effective on or about September 27, 2012, the Fund will implement its present dividend-oriented equity strategy. This change is likely to affect the Fund’s performance in the future.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Bar Chart (per calendar year)—Class VC Shares

Best Quarter 3rd Q ‘09 +12.42%	Worst Quarter 3rd Q ’11 -13.59%

*	The year-to-date return for Class VC shares as of June 30, 2012 was [6.22]%.

The table below shows how the average annual total returns of the Fund compare to the returns of securities indices.

Average Annual Total Returns (for the periods ended December 31, 2011)

Class	1 Year	5 Years	Life of Class	Inception Date for Performance

Class VC Shares	0.19%	1.56%	7.32%	4/30/2003

Index

S&P 500® Index (reflects no deduction for fees, expenses, or taxes)	2.11%	-0.25%	5.82%	4/30/2003

[S&P Dividend Growth Index]* (reflects no deduction for fees, expenses, or taxes)	[ ]	[ ]	[ ]	[ ]

*

Lord Abbett has contracted with S&P to maintain and calculate the Dividend Growth Index. S&P and its affiliates will have no liability for any errors or omissions in calculating the Dividend Growth Index.

MANAGEMENT

Investment Adviser. The Fund’s investment adviser is Lord, Abbett & Co. LLC.

Portfolio Managers. The portfolio managers jointly and primarily responsible for the day-to-day management of the Fund are:

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Portfolio Manager/Title	Member of the Investment Management Team Since

Walter H. Prahl, Partner and Director	2012

Frederick J. Ruvkun, Partner and Director	2012

PURCHASE AND SALE OF FUND SHARES

Because the Fund serves as an underlying investment vehicle for Variable Contracts, Fund shares currently are available only to certain insurance company separate accounts at net asset value (“NAV”).

TAX INFORMATION

For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PAYMENTS TO INSURANCE COMPANIES AND OTHER FINANCIAL INTERMEDIARIES

The Fund and its related companies may make payments to the sponsoring insurance company, its affiliates, or other financial intermediaries for distribution and/or other services. These payments may create a conflict of interest by influencing the insurance company or other financial intermediary to recommend the Fund over another investment. Ask your individual financial professional or visit your insurance company’s or financial intermediary’s website for more information.

INVESTMENT OBJECTIVE

The Fund’s investment objective is to seek current income and capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES

The Fund invests principally in equity securities of large and mid-sized companies that have a history of increasing dividends and that have the potential for capital appreciation. The Fund’s portfolio management team uses fundamental research and quantitative analysis to select the Fund’s investments. The Fund generally maintains industry, sector, and capitalization characteristics

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

similar to those of the [S&P Dividend Growth Index] (the “Dividend Growth Index”), which is a newly developed customized index maintained by and the exclusive property of Standard & Poor’s Financial Services LLC (“S&P”).

The Dividend Growth Index, which is a subset of the S&P 900 Index, consists of large and mid-sized companies that have a substantial history of dividend issuance and growth, and that meet certain other criteria. The Dividend Growth Index represents a considerably narrower investable universe than the S&P 900 Index because of the stringent criteria for inclusion in the Dividend Growth Index.

The Fund may invest in companies of any size, but it is expected that the Fund will invest principally in companies having a market capitalization at the time of purchase that falls within the market capitalization range of companies in the Dividend Growth Index. This range was approximately $[] to $[] as of [], 2012, its initial constitution. This range varies daily and may change when the Dividend Growth Index is reconstituted each January.

In selecting investments, the Fund’s portfolio management team considers the following:

•

Dividend Growth. The portfolio management team seeks to invest in equity securities of established, large and mid-sized companies with above-average growth in dividends and the potential for long-term capital appreciation. The Fund relies principally on Dividend Growth Index membership to identify the universe of companies with a history of increasing dividends. In addition, the Fund may invest in companies outside the Dividend Growth Index if Lord Abbett believes such companies have similar dividend growth prospects.

•

Fundamental Analysis. The Fund’s investment process analyzes various measures of a company’s financial condition. The Fund’s portfolio management team considers consensus expectations as well as proprietary fundamental research regarding near-term earnings, long-term normalized earnings, earnings growth rates, and other analysis. In addition, the portfolio management team may consider other factors such as: changes in economic and financial environment; new or improved products or services; changes in management or structure of the company; price increases for the company’s products or services; and improved efficiencies resulting from new technologies or changes in distribution.

•

Quantitative Analysis. The Fund’s portfolio management team employs quantitative analysis, such as valuation and risk models and other quantitative analytical tools. The portfolio management team may do so to analyze the effects of various characteristics of the Fund’s overall portfolio and to assist

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

in individual stock selection. Based on the portfolio management team’s assessment of these portfolio characteristics, the Fund may buy or sell securities as it seeks to optimize overall portfolio performance.

Although the Fund will invest primarily in common stocks, the equity securities in which the Fund may also include: preferred stocks; equity interests in privately offered trusts, partnerships, joint ventures, limited liability companies and vehicles with similar legal structures; and other instruments with similar equity characteristics. The Fund considers equity securities to include rights offerings and investments that convert into the equity securities described above.

The Fund may invest up to 5% of its net assets in foreign companies that are traded on a foreign exchange and denominated in a foreign currency. The Fund may invest without limitation in companies that do not meet these criteria but represent economic exposure to foreign markets, including the following: (1) companies that are organized in a foreign country, but have significant business operations in the U.S. and trade on a U.S. stock exchange; and (2) companies that are organized and operated in a foreign country, but primarily trade on a U.S. stock exchange.

The Fund may sell a security if it no longer meets the Fund’s investment criteria or to redeploy assets into opportunities believed to be more promising. In addition, the Fund may sell a security for a variety of other reasons, such as to satisfy redemption requests, secure gains, limit losses, among others. In considering whether to sell a security, the Fund may evaluate factors including, but not limited to, the condition of the economy, changes in the issuer’s competitive position or financial condition, changes in the outlook for the issuer’s industry, and the Fund’s valuation target for the security.

PRINCIPAL RISKS

As with any investment in a mutual fund, investing in the Fund involves risk, including the risk that you may receive little or no return on your investment. When you redeem your shares, they may be worth more or less than what you paid for them, which means that you may lose a portion or all of the money you invested in the Fund. Before you invest in the Fund, you should carefully evaluate the risks in light of your investment goals. An investment in the Fund held for longer periods over full market cycles typically provides the most favorable results.

The Fund invests principally in common stocks and other equity securities. Stock markets may experience significant volatility at times and may fall sharply in response to adverse events. Different segments of the stock market may react differently than other segments and U.S. markets may react differently than foreign markets. Individual stock prices also may experience dramatic movements in price. Factors that may affect the markets in general or individual stocks

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

include periods of slower growth or recessionary economic conditions, future expectations of poor economic conditions or lack of investor confidence. In addition, individual stocks may be adversely affected by factors such as reduced sales, increased costs or a negative outlook for the future performance of the company. Common stock represents ownership in a company. In claims for assets in a liquidation or bankruptcy and in claims for dividends, common stock has lower priority than preferred stock and debt securities. Because convertible securities may be exchanged for common stock, they are subject to the risks affecting both equity and fixed income securities, including market, credit and interest rate risk.

In addition to the risks of overall market movements and risks that are specific to an individual security, the principal risks you assume when investing in the Fund are described below. The Fund attempts to manage these risks through careful security selection, portfolio diversification, and continual portfolio review and analysis, but there can be no assurance or guarantee that these strategies will be successful in reducing risk. Please see the Statement of Additional Information (“SAI”) for a further discussion of strategies employed by the Fund and the risks associated with an investment in the Fund.

•

Investment Strategy Risk: The strategies used and securities selected by the Fund may fail to produce the intended result and the Fund may not achieve its objective. Through the integration of fundamental research and quantitative analysis, the Fund expects that stock selection is likely to be a primary driver of the Fund’s performance relative to the Dividend Growth Index. To the extent that the performance consequences of overall portfolio attributes, such as sector weightings, are substantially similar to those of the Dividend Growth Index, the Fund may magnify the remaining effect of stock selection on the Fund’s relative performance. In addition, there is no guarantee that the Fund’s use of quantitative analytic tools will be successful. Factors that affect a security’s value can change over time and these changes may not be reflected in the Fund’s quantitative models. Although the Fund seeks to maintain an investment portfolio with overall industry and sector weightings generally similar to those of the Dividend Growth Index, the Fund may underperform its benchmark(s). As a result of the risks associated with the Fund’s investment strategies, the Fund may underperform other funds with the same investment objective and which invest in large and mid-sized companies, even in a rising market. In addition, the Fund’s strategy of focusing on a relatively narrow market segment means the Fund will be more exposed to risks associated with that particular market segment than a fund that invests more widely. At times, the performance of dividend-paying companies may lag the performance of other companies or the broader market as a whole.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

•

Dividend Risk: Depending on market conditions, dividend paying securities that meet the Fund’s investment criteria may not be widely available. The dividend payments of the Fund’s portfolio securities may vary over time, and there is no guarantee that a company will pay a dividend at all. The reduction or elimination of dividends in the stock market as a whole may limit the Fund’s ability to produce current income. If dividend paying securities are highly concentrated in only a few market sectors, then the Fund’s portfolio may become less diversified, and the Fund’s return may become more volatile.

•

Large Company Risk: Larger, more established companies may be unable to respond quickly to certain market developments. In addition, larger companies may have slower rates of growth as compared to successful, but less well-established, smaller companies, especially during market cycles corresponding to periods of economic expansion.

•

Mid-Sized Company Risk: Investments in mid-sized companies may involve greater risks than investments in larger, more established companies. Smaller and mid-sized companies generally have narrower product lines, more limited financial resources, less experienced management, and unproven track records, which may cause them to be more vulnerable to changing economic conditions. Their securities may be less well-known and trade less frequently and in more limited volume than the securities of larger, more established companies. In addition, smaller and mid-sized companies typically are subject to greater changes in earnings and business prospects than larger companies. Consequently, the prices of these stocks tend to rise and fall in value more frequently and to a greater degree than the prices of larger company stocks. Although investing in smaller and mid-sized companies offers potential for above-average returns, these companies may not succeed and the value of their stock could decline significantly.

•

Value Investing Risk: In contrast to growth stocks, the market may fail to recognize the intrinsic value of value stocks as a whole, or of particular value stocks, for a long time. In addition, if the Fund’s assessment of market conditions or of a company’s value or prospects for earnings growth is wrong, the Fund could suffer losses or produce poor performance relative to other funds, even in a rising market. Certain investments may never reach what the Fund believes is their full value or may decrease in value.

•

Foreign Company Risk: The Fund’s investments in foreign companies and in U.S. companies with economic ties to foreign markets generally involve special risks that can increase the likelihood that the Fund will lose money. For example, as compared with companies organized and operated in the U.S., these companies may be more likely to experience rapid and significant economic, political, or social developments. In addition, they may be subject to less government supervision and regulation. These and other factors can

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

severely affect the prices of securities the Fund holds, impair the Fund’s ability to buy or sell securities at their desired price or time, or otherwise adversely affect the Fund’s operations.

Portfolio Turnover. The Fund may engage in active and frequent trading in seeking to achieve its investment objective, and may have a portfolio turnover rate of over 100% annually. Increased portfolio turnover may result in higher brokerage fees or other transaction costs. These costs are not reflected in the Fund’s annual operating expenses or in the expense example, but such costs can reduce the Fund’s investment performance. The Financial Highlights table at the end of this prospectus shows the Fund’s portfolio turnover rate during past fiscal years.

Temporary or Defensive Investments. The Fund seeks to remain fully invested in accordance with its investment objective. To respond to adverse economic, market, political or other conditions that are unfavorable for investors, however, the Fund may invest its assets in a temporary defensive manner by holding all or a substantial portion of its assets in cash, cash equivalents or other high quality short-term investments, money market fund shares, and other money market instruments. The Fund also may invest in these types of securities or hold cash while looking for suitable investment opportunities or to maintain liquidity. When investing in this manner, the Fund may be unable to achieve its investment objective.

DISCLOSURE OF PORTFOLIO HOLDINGS

A description of the Fund’s policies and procedures regarding the disclosure of the Fund’s portfolio holdings is available in the SAI and further information is available at www.lordabbett.com.

MANAGEMENT AND ORGANIZATION OF THE FUND

Board of Directors. The Board oversees the management of the business and affairs of the Fund. The Board meets regularly to review the Fund’s portfolio investments, performance, expenses, and operations. The Board appoints officers who are responsible for the day-to-day operations of the Fund and who execute policies authorized by the Board. At least 75 percent of the Board members are independent of Lord, Abbett & Co. LLC (“Lord Abbett”).

Investment Adviser. The Fund’s investment adviser is Lord Abbett, which is located at 90 Hudson Street, Jersey City, NJ 07302- 3973. Founded in 1929, Lord Abbett manages one of the nation’s oldest mutual fund complexes, and manages approximately [$114.6] billion in assets across a full range of mutual funds, institutional accounts and separately managed accounts, including [$2.3] billion for which Lord Abbett provides investment models to managed account sponsors, as of [July 31, 2012.]

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Portfolio Managers. The Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis. The SAI contains additional information about portfolio manager compensation, other accounts managed, and ownership of Fund shares.

Walter H. Prahl, Partner and Director, and Fredrick J. Ruvkun, Partner and Director, head the Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Prahl and Ruvkun joined Lord Abbett in 1997 and 2006, respectively, and have been members of the Fund’s team since 2012.

Management Fee. Lord Abbett is entitled to the following management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly as calculated at the following annual rate:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $2 billion.

For the fiscal year ended December 31, 2011, the effective annual rate of the fee paid to Lord Abbett, after taking into account Lord Abbett’s contractual management fee waiver, was 0.67%.

In addition, Lord Abbett provides certain administrative services to the Fund pursuant to an Administrative Services Agreement in return for a fee at an annual rate of 0.04% of the Fund’s average daily net assets. The Fund pays all of its expenses not expressly assumed by Lord Abbett.

Each year the Board considers whether to approve the continuation of the existing management and administrative services agreements between the Fund and Lord Abbett. A discussion regarding the basis for the Board’s approval will be available in the Fund’s semiannual report for the six months ended June 30, 2012, and generally will be available thereafter in the Fund’s annual reports to shareholders for fiscal years ended December 31.

FINANCIAL INTERMEDIARY COMPENSATION

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. Lord Abbett (the term “Lord Abbett” in this section also refers to Lord Abbett Distributor unless the context requires otherwise) may make payments to certain financial intermediaries for marketing and distribution support activities. Lord Abbett makes these payments, at its own expense, out of its own resources (including revenues from advisory fees and 12b-1 fees), and without any additional costs to the Fund or the Fund’s shareholders.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

These payments, which may include amounts that sometimes are referred to as “revenue sharing” payments, are in addition to the Fund’s fees and expenses described in this prospectus. In general, these payments are intended to compensate or reimburse financial intermediary firms for certain activities, including: promotion of sales of Fund shares, such as placing the Lord Abbett Family of Funds on a preferred list of fund families; making Fund shares available on certain platforms, programs, or trading venues; educating a financial intermediary firm’s sales force about the Lord Abbett Funds; providing services to shareholders; and various other promotional efforts and/or costs. The payments made to financial intermediaries may be used to cover costs and expenses related to these promotional efforts, including travel, lodging, entertainment, and meals, among other things. In addition, Lord Abbett may provide payments to a financial intermediary in connection with Lord Abbett’s participation in or support of conferences and other events sponsored, hosted, or organized by the financial intermediary. The aggregate amount of these payments may be substantial and may exceed the actual costs incurred by the financial intermediary in engaging in these promotional activities or services and the financial intermediary firm may realize a profit in connection with such activities or services.

Lord Abbett may make such payments on a fixed or variable basis based on Fund sales, assets, transactions processed, and/or accounts attributable to a financial intermediary, among other factors. Lord Abbett determines the amount of these payments in its sole discretion. In doing so, Lord Abbett may consider a number of factors, including: a financial intermediary’s sales, assets, and redemption rates; the nature and quality of any shareholder services provided by the financial intermediary; the quality and depth of the financial intermediary’s existing business relationships with Lord Abbett; the expected potential to expand such relationships; and the financial intermediary’s anticipated growth prospects. Not all financial intermediaries receive revenue sharing payments and the amount of revenue sharing payments may vary for different financial intermediaries. Lord Abbett may choose not to make payments in relation to certain of the Lord Abbett Funds or certain classes of shares of any particular Fund.

In some circumstances, these payments may create an incentive for a broker-dealer or its investment professionals to recommend or sell Fund shares to you. Lord Abbett may benefit from these payments to the extent the broker-dealers sell more Fund shares or retain more Fund shares in their clients’ accounts because Lord Abbett receives greater management and other fees as Fund assets increase. For more specific information about these payments, including revenue sharing arrangements, made to your broker-dealer or other financial intermediary and the conflicts of interest that may arise from such arrangements, please

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

contact your investment professional. In addition, please see the SAI for more information regarding Lord Abbett’s revenue sharing arrangements with financial intermediaries.

PURCHASES AND REDEMPTIONS

The Fund offers in this prospectus, at NAV, one class of shares named Variable Contract Class, which is referred to in this prospectus as Class VC. Shares of the Fund are not offered directly to the public. Rather, shares of the Fund currently are offered only to separate accounts of certain insurance companies. These insurance companies sell Variable Contracts that generate premiums, some of which will be invested in the Fund. Redemptions will be effected by the separate accounts to meet obligations under the Variable Contracts. Contract owners do not deal directly with the Fund with respect to the purchase or redemption of Fund shares.

You should note that your purchase, exchange, and redemption requests may be subject to review and verification on an ongoing basis.

We reserve the right to modify, restrict, or reject any purchase order or exchange request if the Fund or Lord Abbett Distributor determines that it is in the best interest of the Fund and its shareholders. All purchase orders are subject to our acceptance.

Redemptions in Kind. Under circumstances in which it is deemed detrimental to the best interests of the Fund’s shareholders to make redemption payments wholly in cash, the Fund may pay any portion of a redemption in excess of the lesser of $250,000 or 1% of the Fund’s net assets by a distribution in kind of readily marketable securities in lieu of cash.

ACCOUNT POLICIES

Pricing of Fund Shares. Under normal circumstances, NAV per share is calculated each business day at the close of regular trading on the New York Stock Exchange (“NYSE”), normally 4:00 p.m. Eastern time. Purchases and sales (including exchanges) of Fund shares are executed at the NAV next determined after the Fund or the Fund’s authorized agent receives your order in proper form. Purchase and sale orders must be placed by the close of trading on the NYSE in order to receive that day’s NAV; orders placed after the close of trading on the NYSE will receive the next business day’s NAV. Fund shares will not be priced on holidays when the NYSE is closed for trading. In the case of purchase, redemption, or exchange orders placed through your financial intermediary, when acting as the Fund’s authorized agent (or the agent’s designee), the Fund will be deemed to have received the order when the agent or designee receives the order in proper form.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

In calculating NAV, securities listed on any recognized U.S. or non-U.S. exchange (including NASDAQ) are valued at the market closing price on the exchange or system on which they are principally traded. Unlisted equity securities are valued at the last transaction price, or, if there were no transactions that day, at the mean between the most recently quoted bid and asked prices. Unlisted fixed income securities (other than those with remaining maturities of 60 days or less) are valued at prices supplied by independent pricing services, which prices reflect broker/dealer-supplied valuations and electronic data processing techniques, and reflect the mean between the bid and asked prices. Unlisted fixed income securities (other than senior loans) having remaining maturities of 60 days or less are valued at their amortized cost. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value.

Securities for which prices or market quotations are not available, do not accurately reflect fair value in Lord Abbett’s opinion, or have been materially affected by events occurring after the close of the market on which the security is principally traded but before 4:00 p.m. Eastern time are valued under fair value procedures approved by and administered under the supervision of the Fund’s Board. These circumstances may arise, for instance, when trading in a security is suspended, the market on which a security is traded closes early, or demand for a security (as reflected by its trading volume) is insufficient and thus calls into question the reliability of the quoted or computed price, or the security is relatively illiquid. The Fund may use fair value pricing more frequently for securities primarily traded on foreign exchanges. Because many foreign markets close hours before the Fund values its foreign portfolio holdings, significant events, including broad market moves, may occur in the interim, potentially affecting the values of foreign securities held by the Fund. The Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include recent transactions in comparable securities, information relating to the specific security, developments in the markets and their performance, and current valuations of foreign or U.S. indices. The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

Certain securities that are traded primarily on foreign exchanges may trade on weekends or days when the NAV is not calculated. As a result, the value of securities may change on days when shareholders are not able to purchase or sell Fund shares.

Excessive Trading and Market Timing. The Fund is designed for long-term investors and is not intended to serve as a vehicle for frequent trading in response to short-term swings in the market. Excessive, short-term or market timing trading practices (“frequent trading”) may disrupt management of the Fund, raise its expenses, and harm long-term shareholders in a variety of ways. For example, volatility resulting from frequent trading may cause the Fund difficulty in implementing long-term investment strategies because it cannot anticipate the amount of cash it will have to invest. The Fund may find it necessary to sell portfolio securities at disadvantageous times to raise cash to meet the redemption demands resulting from such frequent trading. Each of these, in turn, could increase tax, administrative, and other costs, and reduce the Fund’s investment return.

To the extent the Fund invests in foreign securities, the Fund may be particularly susceptible to frequent trading because many foreign markets close hours before the Fund values its portfolio holdings. This may allow significant events, including broad market moves that occur in the interim, to affect the values of foreign securities held by the Fund. The time zone differences among foreign markets may allow a shareholder to exploit differences in the Fund’s share prices that are based on closing prices of foreign securities determined before the Fund calculates its NAV per share (known as “time zone arbitrage”). To the extent the Fund invests in securities that are thinly traded or relatively illiquid, the Fund also may be particularly susceptible to frequent trading because the current market price for such securities may not accurately reflect current market values. A shareholder may attempt to engage in frequent trading to take advantage of these pricing differences (known as “price arbitrage”). The Fund has adopted fair value procedures that allow the Fund to use values other than the closing market prices of these types of securities to reflect what the Fund reasonably believes to be their fair value at the time it calculates its NAV per share. The Fund expects that the use of fair value pricing will reduce a shareholder’s ability to engage successfully in time zone arbitrage and price arbitrage to the detriment of other Fund shareholders, although there is no assurance that fair value pricing will do so. For more information about these procedures, see “Pricing of Fund Shares” above.

The Fund’s Board has adopted additional policies and procedures that are designed to prevent or stop frequent trading (the “Policy”). We recognize, however, that it may not be possible to identify and stop or avoid every instance of frequent trading in Fund shares. For this reason, the Fund’s policies and procedures are intended to identify and stop frequent trading that we believe

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

may be harmful to the Fund. For this purpose, we consider frequent trading to be harmful if, in general, it is likely to cause the Fund to incur additional expenses or to sell portfolio holdings for other than investment-strategy-related reasons. Toward this end, we have procedures in place to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients, which procedures are described below. The Fund may modify its frequent trading policy and monitoring procedures from time to time without notice as and when deemed appropriate to enhance protection of the Fund and its shareholders.

Financial intermediaries include broker-dealers, registered investment advisers, banks, trust companies, certified financial planners, third-party administrators, recordkeepers, trustees, custodians, financial consultants and insurance companies.

In addition to the Policy, we have procedures in place designed to enable us to monitor the purchase, sale and exchange activity in Fund shares by investors and financial intermediaries that place orders on behalf of their clients in order to attempt to identify activity that is inconsistent with the Policy. While we attempt to apply the Policy and procedures uniformly to detect frequent trading practices, there can be no assurance that we will succeed in identifying all such practices or that some investors will not employ tactics that evade our detection.

We recognize that financial intermediaries that maintain accounts in omnibus recordkeeping environments or in nominee name may not be able reasonably to apply the Policy due to systems limitations or other reasons. In these instances, Lord Abbett Distributor may review the frequent trading policies and procedures that an individual financial intermediary is able to put in place to determine whether its policies and procedures are consistent with the protection of the Fund and its investors, as described above. Lord Abbett Distributor also will seek the financial intermediary’s agreement to cooperate with Lord Abbett Distributor’s efforts to (1) monitor the financial intermediary’s adherence to its policies and procedures and/or receive an amount and level of information regarding trading activity that Lord Abbett Distributor in its sole discretion deems adequate, and (2) stop any trading activity Lord Abbett Distributor identifies as frequent trading. Nevertheless, these circumstances may result in a financial intermediary’s application of policies and procedures that are less effective at detecting and preventing frequent trading than the policies and procedures adopted by Lord Abbett Distributor and by certain other financial intermediaries. These difficulties may be magnified by the nature of the Fund serving as an investment vehicle for variable products, which may have their own frequent trading policies, which policies may be inconsistent with the Fund’s policies. If an investor would like more information concerning the policies, procedures and restrictions that may be applicable to his or her account, the

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

investor should contact the financial intermediary placing purchase orders on his or her behalf. A substantial portion of the Fund’s shares may be held by financial intermediaries through omnibus accounts or in nominee name.

With respect to monitoring of accounts maintained by a financial intermediary, to our knowledge, in an omnibus environment or in nominee name, Lord Abbett Distributor will seek to receive sufficient information from the financial intermediary to enable it to review the ratio of purchase versus redemption activity of each underlying sub-account or, if such information is not readily obtainable, in the overall omnibus account(s) or nominee name account(s). If we identify activity that we believe may be indicative of frequent trading activity, we normally will notify the financial intermediary and request it to provide Lord Abbett Distributor with additional transaction information so that Lord Abbett Distributor may determine if any investors appear to have engaged in frequent trading activity. Lord Abbett Distributor’s monitoring activity normally is limited to review of historic account activity. This may result in procedures that may be less effective at detecting and preventing frequent trading than the procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

If an investor related to an account maintained in an omnibus environment or in nominee name is identified as engaging in frequent trading activity, we normally will request that the financial intermediary take appropriate action to curtail the activity and will work with the relevant party to do so. Such action may include actions similar to those that Lord Abbett Distributor would take, such as issuing warnings to cease frequent trading activity, placing blocks on accounts to prohibit future purchases and exchanges of Fund shares, or requiring that the investor place trades through the mail only, in each case either indefinitely or for a period of time. If we determine that the financial intermediary has not demonstrated adequately that it has taken appropriate action to curtail the frequent trading, we may consider seeking to prohibit the account or sub-account from investing in the Fund and/or also may terminate our relationship with the financial intermediary. As noted above, these efforts may be less effective at detecting and preventing frequent trading than the policies and procedures Lord Abbett Distributor uses in connection with accounts not maintained in an omnibus environment or in nominee name.

CONFLICTS OF INTEREST

As discussed above, shares of the Fund offered in this prospectus currently are available only to separate accounts of certain insurance companies. Although the Fund currently does not anticipate any disadvantages to Variable Contract owners because it offers its shares to such entities, there is a possibility that a material conflict may arise. The Board of Directors intends to monitor events in order to identify any disadvantages or material irreconcilable conflicts and to

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

determine what action, if any, should be taken in response. If a material disadvantage or conflict arises, the Board of Directors may require one or more insurance company separate accounts to withdraw its investments in the Fund. If this occurs, the Fund may be forced to sell portfolio securities at disadvantageous prices.

DISTRIBUTIONS AND TAXES

The Fund expects to pay its shareholders dividends from its net investment income at least semiannually and to distribute any net capital gains annually. For information about the federal income tax treatment of Fund distributions to the insurance company separate accounts that hold shares in the Fund, please refer to the prospectus provided by the insurance company for your Variable Contract.

The Fund has elected to be treated, has qualified and intends to continue to qualify each year as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). As such, the Fund must satisfy federal tax requirements relating to the sources of its income, diversification of its assets and distribution of its income to shareholders. As long as the Fund meets such requirements, it will not be subject to U.S. federal income tax on any net investment income and net capital gains that it distributes.

In addition, the Fund also intends to comply with the diversification requirements, contained in Section 817(h) of the Code and the Treasury regulations thereunder, that apply to investments by Variable Contracts. To satisfy these requirements, the Fund generally either (1) will not be permitted to invest more than 55% of the value of its total assets in the securities of a single issuer; more than 70% of the value of its total assets in the securities of any two issuers; more than 80% of the value of its total assets in the securities of any three issuers; or more than 90% of the value of its total assets in the securities of any four issuers or (2) will be required to meet an alternate safe harbor diversification test. If the Fund were to fail to satisfy one of these diversification requirements on the last day of any quarter of a calendar year, the owner of a Variable Contract that is invested in shares in the Fund could become subject to current federal taxation at ordinary income rates with respect to any income accrued under the Variable Contract for the current and all prior taxable years. For more specific information on the diversification requirements applicable to Variable Contracts, see the SAI.

Because of the unique tax status of Variable Contracts, you should consult your tax adviser regarding treatment under the federal, state, and local tax rules that apply to you.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

SERVICE ARRANGEMENTS

Certain insurance companies will be compensated by the Fund up to 0.25% of the average daily NAV of the Fund’s Class VC Shares held in the insurance company’s separate account to service and maintain Variable Contract owners’ accounts. The services provided may include: providing information periodically to Variable Contract owners; showing the number of shares of the Fund held through the Variable Contract; responding to Variable Contract owners’ inquiries relating to the services performed by the insurance company; forwarding shareholder communications from the Fund, including proxy materials, shareholder reports and annual and semiannual financial statements, as well as dividend, distribution and tax notices to Variable Contract owners, if required by law; and such other similar services as the Fund may reasonably request, from time to time, to the extent the insurance company is permitted to do so under federal and state statutes, rules and regulations.

The Fund also may compensate certain insurance companies, third-party administrators and other entities for providing recordkeeping, sub-transfer agency and other administrative services to the Fund.

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

FINANCIAL INFORMATION

FINANCIAL HIGHLIGHTS

This table describes the Fund’s performance for the fiscal years indicated. “Total Return” shows how much your investment in the Fund would have increased or decreased during each year, assuming you had reinvested all dividends and distributions.

[TO BE UPDATED]

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

CALIBRATED DIVIDEND GROWTH PORTFOLIO
(formerly Capital Structure Portfolio)

Financial Highlights

[TO COME]

PROSPECTUS – CALIBRATED DIVIDEND GROWTH PORTFOLIO

To Obtain Information:

By telephone. For shareholder account inquiries and for literature requests call the Fund at: 888-522-2388.

By mail. Write to the Fund at:
The Lord Abbett Family of Funds
90 Hudson Street
Jersey City, NJ 07302-3973

Via the Internet. Lord, Abbett & Co. LLC http://www.lordabbett.com

Text only versions of Fund documents can be viewed online or downloaded from the SEC: http://www.sec.gov.

You can also obtain copies by visiting the SEC’s Public Reference Room in Washington, DC (phone 202-551-8090) or by sending your request and a duplicating fee to the SEC’s Public Reference Section, Washington, DC 20549-1520 or by sending your request electronically to publicinfo@sec.gov.

ADDITIONAL INFORMATION

This prospectus is intended for use in connection with a Variable Contract. More information on the Fund is available free upon request, including the following:

ANNUAL/SEMIANNUAL REPORTS

The Fund’s annual and semiannual reports contain more information about the Fund’s investments and performance. The annual report also includes details about the market conditions and investment strategies that had a significant effect on the Fund’s performance during the last fiscal year. The reports are available free of charge, at www.lordabbett.com, and through other means, as indicated on the left.

STATEMENT OF ADDITIONAL INFORMATION

The SAI provides more details about the Fund and its policies. A current SAI is on file with the SEC and is incorporated by reference (is legally considered part of this prospectus). The SAI is available free of charge at www.lordabbett.com, and through other means, as indicated on the left.

Lord Abbett Series Fund, Inc.
 Calibrated Dividend Growth Portfolio
 (formerly Capital Structure Portfolio)

Lord Abbett Mutual Fund shares are distributed by: LORD ABBETT DISTRIBUTOR LLC	LASF-CSP-1 (9/12)

Investment Company Act File Number: 811-05876

LORD ABBETT

Statement of Additional Information	[September 27, 2012]

LORD ABBETT SERIES FUND, INC.

Calibrated Dividend Growth Portfolio
(formerly Capital Structure Portfolio)

CLASS/TICKER
Class VC          N/A

This statement of additional information (“SAI”) is not a prospectus. A prospectus may be obtained from your financial intermediary or from Lord Abbett Distributor LLC (“Lord Abbett Distributor”) at 90 Hudson Street, Jersey City, NJ 07302-3973. This SAI relates to, and should be read in conjunction with, the prospectus for Calibrated Dividend Growth Portfolio (the “Fund”), a series of Lord Abbett Series Fund, Inc. (the “Company”) dated [September 27, 2012]. Certain capitalized terms used throughout this SAI are defined in the prospectus.

Shareholder account inquiries should be made by directly contacting the Fund or by calling 888-522-2388. The Fund’s annual and semiannual reports to shareholders are available without charge, upon request by calling 888-522-2388. In addition, you can make inquiries through your financial intermediary.

TABLE OF CONTENTS

PAGE

1.	Fund History	1-2
2.	Investment Policies	2-1
3.	Management of the Fund	3-1
4.	Control Persons and Principal Holders of Securities	4-1
5.	Investment Advisory and Other Services	5-1
6.	Brokerage Allocations and Other Practices	6-1
7.	Classes of Shares	7-1
8.	Purchases, Redemptions, Pricing, and Payments to Dealers	8-1
9.	Taxation of the Fund	9-1
10.	Underwriter	10-1
11.	Financial Statements	11-1
Appendix A — Fund Portfolio Information Recipients		A-1
Appendix B — Proxy Voting Policies and Procedures		B-1
Appendix C — Corporate Bond Ratings		C-1

1-1

1.
Fund History

The Company was incorporated under Maryland law in 1989. The Company has 1,100,000,000 shares of authorized capital stock, $0.001 par value. The Company has twelve funds, series, or portfolios, one of which, the Fund, is offered by this SAI. The Fund is a diversified, open-end management investment company under the Investment Company Act of 1940, as amended (the “Act”). The Fund has one class of shares, which for purposes of this SAI and the Fund’s prospectus is called Class VC. The Company’s Board of Directors (the “Board”) will allocate the authorized shares of capital stock among the Fund and classes from time to time.

Before [September 27, 2012], the Fund was known as Capital Structure Portfolio. Before May 1, 2010, the Fund was known as America’s Value Portfolio.

1-2

2.
Investment Policies

Fundamental Investment Restrictions.

The Fund’s investment objective cannot be changed without the approval of a “majority of the Fund’s outstanding shares.”1 The Fund also is subject to the following fundamental investment restrictions that cannot be changed without the approval of a majority of the Fund’s outstanding shares.

The Fund may not:

(1)

borrow money, except that (i) it may borrow from banks (as defined in the Act)[2] in amounts up to 33⅓% of its total assets (including the amount borrowed), (ii) it may borrow up to an additional 5% of its total assets for temporary purposes, (iii) it may obtain such short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities; and (iv) it may purchase securities on margin to the extent permitted by applicable law;[3]

(2)	pledge its assets (other than to secure borrowings, or to the extent permitted by the Fund’s investment policies as permitted by applicable law);[4]

(3)

engage in the underwriting of securities, except pursuant to a merger or acquisition or to the extent that, in connection with the disposition of its portfolio securities, it may be deemed to be an underwriter under federal securities laws;

(4)
make loans to other persons, except that (i) the acquisition of bonds, debentures or other corporate debt securities and investments in government obligations, commercial paper, pass-through instruments, certificates of deposit, bankers’ acceptances, repurchase agreements or any similar instruments shall not be subject to this limitation; and (ii) the Fund may lend its portfolio securities, provided that the lending of portfolio securities may be made only in accordance with applicable law;

(5)
buy or sell real estate (except that the Fund may invest in securities directly or indirectly secured by real estate or interests therein or issued by companies which invest in real estate or interests therein) or commodities or commodity contracts (except to the extent the Fund may do so in accordance with applicable law and without registering as a commodity pool operator under the Commodity Exchange Act as, for example, with futures contracts);

(6)

with respect to 75% of its gross assets, buy securities of one issuer representing more than (i) 5% of its gross assets, except securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities or (ii) 10% of the voting securities of such issuer;

(7)	invest more than 25% of its assets, taken at market value, in the securities of issuers in any particular industry (excluding securities of the U.S. Government, its agencies and instrumentalities); or

(8)	issue senior securities to the extent such issuance would violate applicable law.[5]

1 A “majority of a Fund’s outstanding shares” means the vote of the lesser of (1) 67% or more of the voting securities present at a shareholder meeting, provided that more than 50% of the outstanding voting securities of the Fund are present at the meeting or represented by proxy, or (2) more than 50% of the outstanding voting securities of the Fund regardless of whether such shareholders are present at the meeting (or represented by proxy).

[2] The term “bank” is defined in Section 2(a)(5) of the Act.

3 U.S. Securities and Exchange Commission (“SEC”) staff guidance currently prohibits the Fund from purchasing any security on margin, except such short-term credits as are necessary for the clearance of transactions.

[4] Current federal securities laws prohibit the Fund from pledging more than one-third of its total assets (taken at current value) to secure borrowings made in accordance with the investment restrictions above. For the purpose of this restriction the deposit of assets in a segregated account with the Fund’s custodian in connection with any of the Fund’s investment transactions is not considered to be a pledge of the Fund’s assets.

[5] Current federal securities laws prohibit the Fund from issuing senior securities (which generally are defined as securities representing indebtedness), except that the Fund may borrow money from banks in amounts of up to 33⅓% of its total assets (including the amount borrowed).

2-1

Compliance with these fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the first fundamental investment restriction, with which the Fund must comply on a continuous basis.

Non-Fundamental Investment Restrictions.

The Fund is subject to the following non-fundamental investment restrictions that may be changed by the Board without shareholder approval.

The Fund may not:

(1)	make short sales of securities or maintain a short position except to the extent permitted by applicable law;

(2)

invest knowingly more than 15% of its net assets (at the time of investment), except for securities qualifying for resale under Rule 144A under the Securities Act of 1933 (“Rule 144A”), determined by Lord Abbett to be liquid, subject to the oversight of the Board;

(3)	invest in the securities of other investment companies as defined in the Act, except as permitted by applicable law;

(4)

invest in warrants if, at the time of the acquisition, its investment in warrants, valued at the lower of cost or market, would exceed 5% of its total assets (included within such limitation, but not to exceed 2% of its total assets, are warrants that are not listed on the New York Stock Exchange (“NYSE”) or American Stock Exchange or a major foreign exchange);

(5)

invest in real estate limited partnership interests or interests in oil, gas or other mineral leases, or exploration or other development programs, except that it may invest in securities issued by companies that engage in oil, gas or other mineral exploration or other development activities;

(6)	write, purchase or sell puts, calls, straddles, spreads or combinations thereof, except to the extent permitted in its prospectus and SAI, as they may be amended from time to time; or

(7)

buy from or sell to any of the Company’s officers, directors, trustees, employees, or its investment adviser or any of the adviser’s officers, partners or employees, any securities other than shares of the Company.

Compliance with these non-fundamental investment restrictions will be determined at the time of the purchase or sale of the security, except in the case of the second and fourth non-fundamental investment restrictions, with which the Fund must comply at the time of purchase. The Fund will not be required to sell illiquid securities if it exceeds the 15% limit due to market activity or the sale of liquid securities, however, in these situations the Fund will take appropriate measures to reduce the percentage of its assets invested in illiquid securities.

Portfolio Turnover Rate. For the fiscal years ended December 31, 2011 and 2010, the portfolio turnover rates for the Fund were as follows:

Fund	2011	2010
Calibrated Dividend Growth Portfolio	22.48%	35.78%

Additional Information on Portfolio Risks, Investments, and Techniques. This section provides further information on certain types of investments and investment techniques that the Fund may use and some of the risks associated with some investments and techniques. The composition of the Fund’s portfolio and the investments and techniques that the Fund uses in seeking its investment objective and employing its investment strategies will vary over time. The Fund may use each of the investments and techniques described below at all times, at some times or not at all.

Borrowing Money. The Fund may borrow money for certain purposes as described above under “Fundamental Investment Restrictions.” If the Fund borrows money and experiences a decline in its net asset value (“NAV”), the

2-2

borrowing will increase its losses. The Fund will not purchase additional securities while outstanding borrowings exceed 5% of its total assets.

Convertible Securities. The Fund may invest in convertible securities. Convertible securities are preferred stocks or debt obligations that are convertible into common stock. Generally, convertible securities offer lower interest or dividend yields than non-convertible securities of similar quality and less potential for gains or capital appreciation in a rising stock market than equity securities. They tend to be more volatile than other fixed income securities, and the markets for convertible securities may be less liquid than markets for common stocks or bonds. Convertible securities have both equity and fixed income risk characteristics. Like all fixed income securities, the value of convertible securities is susceptible to the risk of market losses attributable to changes in interest rates. The market value of convertible securities tends to decline as interest rates increase. If, however, the market price of the common stock underlying a convertible security approaches or exceeds the conversion price of the convertible security, the convertible security tends to reflect the market price of the underlying common stock. In such a case, a convertible security may lose much or all of its value if the value of the underlying common stock then falls below the conversion price of the security. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly based on its fixed income characteristics, and thus, may not necessarily decline in price as much as the underlying common stock.

Debt Securities. Consistent with its investment objectives and policies, the Fund may invest in debt securities, such as bonds, debentures, government obligations, commercial paper, and pass-through instruments. The value of debt securities may fluctuate based on changes in interest rates and the issuer’s financial condition. When interest rates rise or the issuer’s financial condition worsens or is perceived by the market to be at greater risk, the value of debt securities tends to decline. A security will be considered “investment grade” if at least one Nationally Recognized Statistical Rating Organization (“NRSRO”) assigns such a rating to the security or if Lord, Abbett & Co. LLC (“Lord Abbett”), the Fund’s investment adviser, determines the security to be of such quality.

Depositary Receipts. The Fund may invest in American Depositary Receipts (“ADRs”) and similar depositary receipts. ADRs, typically issued by a financial institution (a “depositary”), evidence ownership interests in a security or a pool of securities issued by a foreign company and deposited with the depositary. Prices of ADRs are quoted in U.S. dollars, and ADRs are traded in the U.S. Ownership of ADRs entails similar investment risks to direct ownership of foreign securities traded outside the U.S., including increased market, liquidity, currency, political, information, and other risks. ADRs are not considered to be foreign securities for purposes of the Fund’s limitation on investments in foreign securities.

Derivatives. The Fund may invest in, or enter into, derivatives for a variety of reasons, including to hedge certain market or interest rate risks, or to provide a substitute for purchasing or selling particular securities or for speculative purposes to increase potential returns. Generally, derivatives are financial contracts whose value depends upon, or is derived from, the value of an underlying asset, reference rate or index, and may relate to stocks, bonds, interest rates, currencies or currency exchange rates, and related indexes. Examples of derivative instruments the Fund may use, to the extent described in the prospectus and this SAI, include options contracts, futures contracts, options on futures contracts, forward currency contracts, structured notes, swap agreements and credit derivatives, which are described below. Derivatives may provide a cheaper, quicker or more specifically focused way for the Fund to invest than “traditional” securities would. The Fund’s portfolio managers, however, may decide not to employ some or all of these strategies and there is no assurance that any derivatives strategy used by the Fund will succeed.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. Derivatives permit the Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest, meaning that a small investment in derivatives could have a large potential impact on the Fund’s performance.

If the Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. The Fund also could experience losses if its derivatives were poorly correlated with its other investments, or if the Fund were unable to liquidate its position because of an illiquid

2-3

secondary market. The market for many derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

Derivatives may be purchased on established exchanges or through privately negotiated transactions referred to as over-the-counter (“OTC”) derivatives. Exchange-traded derivatives generally are guaranteed by the clearing agency that is the issuer or counterparty to such derivatives. This guarantee usually is supported by a daily variation margin system operated by the clearing agency in order to reduce overall credit risk. As a result, unless the clearing agency defaults, there is relatively little counterparty credit risk associated with derivatives purchased on an exchange. In contrast, no clearing agency guarantees OTC derivatives. Therefore, each party to an OTC derivative bears the risk that the counterparty will default. Accordingly, Lord Abbett will consider the creditworthiness of counterparties to OTC derivatives in the same manner as it would review the credit quality of a security to be purchased by the Fund. OTC derivatives are less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

The Fund will be required to “set aside” (often referred to as “asset segregation”) liquid assets, or engage in other SEC or staff-approved measures, to “cover” open positions with respect to certain kinds of derivatives. In the case of futures contracts and forward contracts that are not contractually required to cash settle, for example, the Fund must set aside liquid assets equal to such contracts’ full notional value while the positions are open. With respect to futures contracts and forward contracts that are contractually required to cash settle, however, the Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily marked-to-market net obligations (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts. The Fund reserves the right to modify its asset segregation policies in the future to comply with any changes in the positions from time to time articulated by the SEC or its staff regarding asset segregation.

Combined Transactions. The Fund may enter into multiple transactions, including multiple options transactions, multiple futures transactions, multiple currency transactions including forward currency contracts and multiple interest rate transactions, structured notes and any combination of futures, options, currency and interest rate transactions (“component transactions”), instead of a single transaction, as part of a single or combined strategy when, in the opinion of Lord Abbett, it is in the best interests of the Fund to do so. A combined transaction will usually contain elements of risk that are present in each of its component transactions. Although combined transactions are normally entered into based on Lord Abbett’s judgment that the combined strategies will reduce risk or otherwise more effectively achieve the desired portfolio management goal, it is possible that the combination will instead increase such risks or hinder achievement of the portfolio management objective.

Foreign Currency Transactions. The Fund may enter into foreign currency transactions for a variety of purposes, including: to fix in U.S. dollars, between trade and settlement date, the value of a security the Fund has agreed to buy or sell; to hedge the U.S. dollar value of securities the Fund already owns, particularly if it expects a decrease in the value of the currency in which the foreign security is denominated; or to gain or reduce exposure to the foreign currency for investment purposes. In accordance with its investment objective and policies, the Fund may engage in spot transactions and may use forward contracts to protect against uncertainty in the level of future exchange rates.

The Fund may invest directly in foreign currencies or hold financial instruments that provide exposure to foreign currencies, in particular “hard currencies,” or may invest in securities that trade in, or receive revenues in, foreign currencies. “Hard currencies” are currencies in which investors have confidence and typically are currencies of economically and politically stable industrialized nations. To the extent it invests in such currencies, the Fund will be subject to the risk that those currencies will decline in value relative to the U.S. dollar. Currency rates in foreign countries may fluctuate significantly over short periods of time. Fund assets that are denominated in foreign currencies may be devalued against the U.S. dollar, resulting in a loss. A U.S. dollar investment in depositary receipts or shares of foreign issuers traded on U.S. exchanges may be impacted differently by currency fluctuations than would an investment made in a foreign currency on a foreign exchange in shares of the same issuer. Foreign currencies also are subject to risks caused by inflation, interest rates, budget deficits and low savings rates, political factors and government control.

2-4

The Fund may engage in spot transactions and also may use forward contracts. A forward contract on foreign currencies involves obligations of one party to purchase, and another party to sell, a specific currency at a future date (which may be any fixed number of days from the date of the contract agreed upon by the parties), at a price set at the time the contract is entered into. These contracts typically are traded in the OTC derivatives market and entered into directly between currency traders and their customers.

The Fund may enter into forward contracts with respect to specific transactions. For example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency, or when it anticipates the receipt in a foreign currency of dividend or interest payments on a security that it holds, the Fund may desire to “lock in” the U.S. dollar price of the security or the U.S. dollar equivalent of the payment, by entering into a forward contract for the purchase or sale, for a fixed amount of U.S. dollars or foreign currency, of the amount of foreign currency involved in the underlying transaction. The Fund thereby will be able to protect itself against a possible loss resulting from an adverse change in the relationship between the currency exchange rates during the period between the date on which the security is purchased or sold, or on which the payment is declared, and the date on which such payments are made or received.

The Fund also may use forward contracts in connection with existing portfolio positions to lock in the U.S. dollar value of those positions, to increase its exposure to foreign currencies that Lord Abbett believes may rise in value relative to the U.S. dollar or to shift its exposure to foreign currency fluctuations from one country to another. For example, when Lord Abbett believes that the currency of a particular foreign country may suffer a substantial decline relative to the U.S. dollar or another currency, it may enter into a forward contract to sell the amount of the former foreign currency approximating the value of some or all of the Fund’s portfolio securities denominated in such foreign currency. This investment practice generally is referred to as “cross-hedging” when another foreign currency is used.

The precise matching of the forward contract amounts and the value of the securities involved generally will not be possible because the future value of such securities in foreign currencies will change as a consequence of market movements in the value of those securities between the date the forward contract is entered into and the date it matures. Accordingly, it may be necessary for the Fund to purchase additional foreign currency on the spot (that is, cash) market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Fund is obligated to deliver. The projection of short-term currency market movements is extremely difficult, and the successful execution of a short-term hedging strategy is highly uncertain. Forward contracts involve the risk that anticipated currency movements may not be accurately predicted, causing the Fund to sustain losses on these contracts and transaction costs.

At or before the maturity date of a forward contract that requires the Fund to sell a currency, the Fund may either sell a portfolio security and use the sale proceeds to make delivery of the currency or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Fund will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. Similarly, the Fund may close out a forward contract requiring it to purchase a specified currency by entering into a second contract entitling it to sell the same amount of the same currency on the maturity date of the first contract. The Fund would realize a gain or loss as a result of entering into such an offsetting forward contract under either circumstance to the extent the exchange rate between the currencies involved moved between the execution dates of the first and second contracts.

The Fund also may enter into currency forward contracts that are contractually required to, or may settle in cash, including non-deliverable currency forward contracts (“NDFs”). The Fund intends to enter into cash-settled currency forward contracts, including NDFs, that contractually require the netting of the parties’ liabilities. Under a cash-settled forward contract that requires netting, the Fund or its counterparty to the contract is required only to deliver a cash payment in the amount of its net obligation in settlement of the contract. Forward contracts are marked-to-market on a daily basis, and the Fund may be required to post collateral to a counterparty pursuant to the terms of a forward contract if the Fund has a net obligation under the contract. Likewise, the Fund may be entitled to receive collateral under the terms of a forward contract if the counterparty has a net obligation under the contract. A cash-settled forward contract generally does not require any initial cash outlay by the Fund. The Fund’s currency

2-5

forward contracts, including its NDFs, generally will have maturities of approximately one to three months but may have maturities of up to six months or more. Each currency forward contract entered into by the Fund will identify a specific “contract settlement rate,” generally equal to or approximately equal to the current forward price of the underlying currency at the time the contract is established.

The cost to the Fund of engaging in forward contracts varies with factors such as the currencies involved, the length of the contract period and the market conditions then prevailing. The use of forward contracts does not eliminate fluctuations in the prices of the underlying securities the Fund owns or intends to acquire, but it does fix a rate of exchange in advance. In addition, although forward contracts limit the risk of loss due to a decline in the value of the hedged currencies, at the same time they limit any potential gain that might result should the value of the currencies increase.

Foreign Currency Options. The Fund may take positions in options on foreign currencies. For example, if the Fund were to enter into a contract to purchase securities denominated in a foreign currency, it effectively could fix the maximum U.S. dollar cost of the securities by purchasing call options on that foreign currency. Similarly, if the Fund held securities denominated in a foreign currency and anticipated a decline in the value of that currency against the U.S. dollar, it could hedge against such a decline by purchasing a put option on the currency involved. The Fund’s ability to establish and close out positions in such options is subject to the maintenance of a liquid secondary market. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. In addition, options on foreign currencies are affected by all of those factors that influence foreign exchange rates and investments generally.

Transaction costs may be higher because the quantities of currencies underlying option contracts that the Fund may enter into represent odd lots in a market dominated by transactions between banks.

There is no systematic reporting of last sale information for foreign currencies or any regulatory requirement that quotations be firm or revised on a timely basis. Quotation information generally is representative of very large transactions in the interbank market and may not reflect smaller transactions where rates may be less favorable. Option markets may be closed while round-the-clock interbank currency markets are open, and this can create price and rate discrepancies.

The Fund may effectively terminate its rights or obligations under options by entering into closing transactions. Closing transactions permit the Fund to realize profits or limit losses on its options positions prior to the exercise or expiration of the option. The value of a foreign currency option depends on the value of the underlying currency relative to the U.S. dollar. Other factors affecting the value of an option are the time remaining until expiration, the relationship of the exercise price to market price, the historical price volatility of the underlying currency and general market conditions. As a result, changes in the value of an option position may have no relationship to the investment merit of the foreign currency. Whether a profit or loss is realized on a closing transaction depends on the price movement of the underlying currency and the market value of the option.

Options normally have expiration dates of up to twelve months. The exercise price may be below, equal to or above the current market value of the underlying currency. Options that expire unexercised have no value, and the Fund will realize a loss of any premium paid and any transaction costs. Although the Fund intends to enter into foreign currency options only with dealers which agree to enter into, and which are expected to be capable of entering into, closing transactions with the Fund, there can be no assurance that the Fund will be able to liquidate an option at a favorable price at any time prior to expiration. In the event of insolvency of the counterparty, the Fund may be unable to liquidate a foreign currency option. Accordingly, it may not be possible to effect closing transactions with respect to certain options, with the result that the Fund would have to exercise those options that it had purchased in order to realize any profit.

Foreign Securities. The Fund may invest in foreign securities in accordance with its investment objectives and policies. Foreign securities may involve special risks that typically are not associated with U.S. dollar denominated or quoted securities of U.S. issuers, including the following:

•

Foreign securities may be affected by changes in currency rates, changes in foreign or U.S. laws or restrictions applicable to foreign securities and changes in exchange control regulations (i.e., currency

2-6

blockage). A decline in the exchange rate of the foreign currency in which a portfolio security is quoted or denominated relative to the U.S. dollar would reduce the value of the portfolio security in U.S. dollars.

•	Brokerage commissions, custodial services, and other costs relating to investment in foreign securities markets generally are more expensive than in the U.S.

•

Clearance and settlement procedures may be different in foreign countries and, in certain markets, such procedures may be unable to keep pace with the volume of securities transactions, thus making it difficult to conduct such transactions.

•

Foreign issuers generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to U.S. issuers. There may be less publicly available information about a foreign issuer than about a comparable U.S. issuer.

•	There generally is less government regulation of foreign markets, companies and securities dealers than in the U.S.

•

Foreign securities markets may have substantially less volume than U.S. securities markets, and securities of many foreign issuers are less liquid and more volatile than securities of comparable domestic issuers.

•

Foreign securities may trade on days when the Fund does not sell shares. As a result, the value of the Fund’s portfolio securities may change on days an investor may not be able to purchase or redeem Fund shares.

•

With respect to certain foreign countries, there is a possibility of nationalization, expropriation or confiscatory taxation, imposition of withholding or other taxes on dividend or interest payments (or, in some cases, capital gains), limitations on the removal of funds or other assets of the Fund, and political or social instability or diplomatic developments that could affect investments in those countries. In addition, the Fund may invest in less developed countries, sometimes referred to as emerging markets. The risks of investing in foreign markets generally are greater in emerging markets.

Futures Contracts and Options on Futures Contracts. The Fund may engage in futures and options on futures transactions in accordance with its investment objective and policies. The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts. The Fund also may enter into closing purchase and sale transactions with respect to such contracts and options. Futures contracts are standardized contracts that provide for the sale or purchase of a specified financial instrument at a future time at a specified price. These contracts are traded on exchanges, so that, in most cases, either party can close out its position on the exchange for cash, without delivering the security. An option on a futures contract gives the purchaser the right (and the writer of the option the obligation) to assume a position in a futures contract at a specified exercise price within a specified period of time. In addition to incurring fees in connection with futures and options, an investor is required to maintain margin deposits. At the time of entering into a futures transaction or writing an option, an investor is required to deposit a specified amount of cash or eligible securities called “initial margin.” Subsequent payments, called “variation margin,” are made on a daily basis as the market price of the futures contract or option fluctuates.

Although some futures contracts call for making or taking delivery of the underlying securities, generally these obligations are closed out before delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying security or index, and delivery month). Closing out a futures contract sale is effected by purchasing a futures contract for the same aggregate amount of the specific type of financial instrument with the same delivery date. If an offsetting purchase price is less than the original sale price, the Fund realizes a capital gain, or if it is more, the Fund realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the Fund realizes a capital gain, or if it is less, the Fund realizes a capital loss. Transaction costs also are included in these calculations.

Consistent with its investment objectives and policies, the Fund may enter into futures contracts in U.S. domestic markets or on exchanges located outside the U.S. Foreign markets may offer advantages such as trading opportunities or arbitrage possibilities not available in the U.S. Foreign markets, however, may have greater risk potential than domestic markets. For example, some foreign exchanges are principal markets so that no common clearing facility exists and an investor may look only to the broker for performance of the contract. In addition, any

2-7

profits that the Fund might realize in trading could be eliminated by adverse changes in the currency exchange rate, or the Fund could incur losses as a result of those changes.

The Fund may purchase and sell futures contracts and purchase and write call and put options on futures contracts for hedging purposes (including to hedge against changes in interest rates, securities prices, or to the extent the Fund invests in foreign securities, currency exchange rates), or for speculative purposes (including to gain efficient exposure to markets and to minimize transaction costs). The Fund also may enter into closing purchase and sale transactions with respect to such contracts and options.

Futures contracts and options on futures contracts present substantial risks, including the following:

•

While the Fund may benefit from the use of futures and related options, unanticipated market events may result in poorer overall performance than if the Fund had not entered into any futures or related options transactions.

•

Because perfect correlation between a futures position and a portfolio position that the Fund intends to hedge is impossible to achieve, a hedge may not work as intended, and the Fund thus may be exposed to additional risk of loss.

•	The loss that the Fund may incur in entering into futures contracts and in writing call options on futures is potentially unlimited and may exceed the amount of the premium received.

•	Futures markets are highly volatile, and the use of futures may increase the volatility of the Fund’s NAV.

•	As a result of the low margin deposits normally required in futures and options on futures trading, a relatively small price movement in a contract may result in substantial losses to the Fund.

•	Futures contracts and related options may be illiquid, and exchanges may limit fluctuations in futures contract prices during a single day.

•	The counterparty to an OTC contract may fail to perform its obligations under the contract.

Specific Futures Transactions. Consistent with its investment objectives and policies, the Fund may invest in futures contracts and options on futures contracts, including those with respect to interest rates, currencies and securities indexes.

The Fund may purchase and sell index futures contracts and options thereon. An index future obligates the Fund to pay or receive an amount of cash equal to a fixed dollar amount specified in the futures contract multiplied by the difference between the settlement price of the contract on the contract’s last trading day and the value of the index based on the prices of the securities that comprise the index at the opening of trading in such securities on the next business day.

The market value of a stock index futures contract is based primarily on the value of the underlying index. Changes in the value of the index will cause roughly corresponding changes in the market price of the futures contract. If a stock index is established that is made up of securities whose market characteristics closely parallel the market characteristics of the securities in the Fund’s portfolio, then the market value of a futures contract on that index should fluctuate in a way closely resembling the market fluctuation of the portfolio. Thus, if the Fund sells futures contracts, a decline in the market value of the portfolio will be offset by an increase in the value of the short futures position to the extent of the hedge (i.e., the size of the futures position). Conversely, when the Fund has cash available (for example, through substantial sales of shares) and wishes to invest the cash in anticipation of a rising market, the Fund could rapidly hedge against the expected market increase by buying futures contracts to offset the cash position and thus cushion the adverse effect of attempting to buy individual securities in a rising market. Stock index futures contracts are subject to the same risks as other futures contracts.

The Fund may purchase and sell interest rate futures contracts and options thereon. An interest rate future obligates the Fund to purchase or sell an amount of a specific debt security at a future date at a specific price. The Fund also may purchase and sell currency futures and options thereon, as described above.

2-8

High-Yield or Lower-Rated Debt Securities. The Fund may invest in high-yield debt securities, in accordance with its investment objectives and policies. High-yield debt securities (also referred to as “lower-rated debt securities” or “junk bonds”) are rated BB/Ba or lower by an NRSRO, or are unrated but determined by Lord Abbett to be of comparable quality and may pay a higher yield, but entail greater risks, than investment grade debt securities. When compared to investment grade debt securities, high-yield debt securities:

•	have a higher risk of default and their prices can be much more volatile due to lower liquidity;

•	tend to be less sensitive to interest rate changes; and

•	pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds.

In addition, while the market for high-yield corporate debt securities has been in existence for many years, the market in recent years experienced a dramatic increase in the large-scale use of such securities to fund highly-leveraged corporate acquisitions and restructurings. High-yield corporate debt securities issued in such leveraged buyout transactions often enable the issuer to make deterred interest payments to the debtholder. Accordingly, past experience may not provide an accurate indication of future performance of this market, especially during periods of economic recession.

Since the risk of default is higher among high-yield debt securities, Lord Abbett’s research and analysis are important ingredients in the selection of such securities. Through portfolio diversification, good credit analysis and attention to current developments and trends in interest rates and economic conditions, the Fund seeks to reduce this risk. There can be no assurance, however, that this risk will in fact be reduced and that losses will not occur.

Illiquid Securities. The Fund may invest up to 15% of its net assets in illiquid securities that cannot be disposed of in seven days in the ordinary course of business at fair value. Illiquid securities include:

•	securities that are not readily marketable;

•	repurchase agreements and time deposits with a notice or demand period of more than seven days; and

•

certain restricted securities, unless Lord Abbett determines, subject to the oversight of the Board, based upon a review of the trading markets for a specific restricted security, that such restricted security is eligible for resale pursuant to Rule 144A (“144A Securities”) and is liquid.

144A Securities may be resold to a qualified institutional buyer (“QIB”) without registration and without regard to whether the seller originally purchased the security for investment. Investing in 144A Securities may decrease the liquidity of the Fund’s portfolio to the extent that QIBs become for a time uninterested in purchasing these securities. The purchase price and subsequent valuation of restricted and illiquid securities normally reflect a discount, which may be significant, from the market price of comparable securities for which a liquid market exists.

Initial Public Offerings (“IPOs”). The Fund may invest in IPOs, which are new issues of equity securities, including newly issued secondary offerings. IPOs have many of the same risks as small company stocks. IPOs do not have trading history, and information about the company may be available only for recent periods. IPO prices may be highly volatile or may drop shortly after the IPO. IPOs may generate substantial gains for the Fund, but investors should not rely on any past gains that may have been produced by IPOs as an indication of the Fund’s future performance, since there is no guarantee that the Fund will have access to profitable IPOs in the future. The Fund may be limited in the quantity of IPO shares that it may buy at the offering price, or it may not be able to buy any shares of an IPO at the offering price. As the size of the Fund increases, the impact of IPOs on the Fund’s performance generally would decrease; conversely, as the size of the Fund decreases, the impact of IPOs on the Fund’s performance generally would increase.

2-9

Investments in Other Investment Companies. Subject to the limitations prescribed by the Act and the rules adopted by the SEC thereunder, the Fund may invest in other investment companies, including money market funds, exchange-traded funds (“ETFs”), and closed-end funds. (The Fund, however, may not operate as a fund-of-funds in reliance on Sections 12(d)(1)(F) and (G) of the Act.) These limitations include a prohibition on the Fund acquiring more than 3% of the voting shares of any other investment company, and a prohibition on the Fund investing more than 5% of its total assets in the securities of any one investment company or more than 10% of its total assets in securities of other investment companies. (Pursuant to certain SEC rules, these percentage limitations may not apply to the Fund’s investments in money market funds.) When the Fund invests in another investment company, the Fund’s shareholders must bear not only their proportionate share of the Fund’s fees and expenses, but they also must bear indirectly the fees and expenses of the other investment company.

The Fund may invest in ETFs, which typically are open-end funds or unit investment trusts that are designed to accumulate and hold a portfolio of securities intended to track the performance and dividend yield of a securities index. The Fund may use ETFs for several reasons, including to facilitate the handling of cash flows or trading or to reduce transaction costs. The price movement of ETFs may not perfectly parallel the price movement of the underlying index. Similar to common stock, ETFs are subject to market volatility and selection risk.

The Fund may invest in foreign countries through investment companies, including closed-end funds. Some emerging market countries have laws and regulations that currently preclude direct foreign investments in the securities of their companies. However, indirect foreign investment in the securities of such countries is permitted through investment companies that have been specifically authorized. These investments are subject to the risks of investing in foreign (including emerging market) securities.

Options on Securities and Securities Indices. The Fund may purchase call and put options and write (i.e., sell) covered call and put option contracts in accordance with its investment objective and policies. A call option gives the purchaser of the option the right to buy, and obligates the writer to sell, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. Conversely, a put option gives the purchaser of the option the right to sell, and obligates the writer to buy, the underlying security or securities at the exercise price at any time during the option period, or at a specific date. The Fund also may enter into “closing purchase transactions” in order to terminate its obligation to deliver the underlying security. This may result in a short-term gain or loss. A closing purchase transaction is the purchase of a call option (at a cost which may be more or less than the premium received for writing the original call option) on the same security, with the same exercise price and call period as the option previously written. If the Fund is unable to enter into a closing purchase transaction, it may be required to hold a security that it otherwise might have sold to protect against depreciation.

A covered call option written by the Fund is a call option with respect to which the Fund owns the underlying security or otherwise covers the transaction such as by segregating permissible liquid assets. A put option written by the Fund is covered when, among other things, the Fund segregates permissible liquid assets having a value equal to or greater than the exercise price of the option to fulfill the obligation undertaken or otherwise covers the transaction. The principal reason for writing covered call and put options is to realize, through the receipt of premiums, a greater return than would be realized on the underlying securities alone. The Fund receives a premium from writing covered call or put options which it retains whether or not the option is exercised.

There is no assurance that sufficient trading interest to create a liquid secondary market on a securities exchange will exist for any particular option or at any particular time, and for some options no such secondary market may exist. A liquid secondary market in an option may cease to exist for a variety of reasons. In the past, for example, higher than anticipated trading activity or order flow, or other unforeseen events, at times have rendered certain of the clearing facilities inadequate and resulted in the institution of special procedures, such as trading rotations, restrictions on certain types of orders or trading halts or suspensions in one or more options. There can be no assurance that similar events, or events that may otherwise interfere with the timely execution of customers’ orders, will not recur. In such event, it might not be possible to effect closing transactions in particular options. If, as a covered call option writer, the Fund is unable to effect a closing purchase transaction in a secondary market, it will not be able to sell the underlying security until the option expires or it delivers the underlying security upon exercise or it otherwise covers its position.

The Fund will not purchase an option if, as a result of such purchase, more than 10% of its net assets would be invested in premiums for such options, (2) may write covered put options only to the extent that cover for such

2-10

options does not exceed 15% of the Fund’s net assets, and (3) may only sell (write) covered call options with respect to securities having an aggregate market value of less than 25% of the Fund’s net assets at the time an option is written.

Specific Options Transactions. The Fund may purchase and sell call and put options in respect of specific securities (or groups or “baskets” of specific securities), including U.S. Government securities, mortgage-related securities, asset-backed securities, foreign sovereign debt, corporate debt securities, equity securities (including convertible securities) and Eurodollar instruments that are traded on U.S. or foreign securities exchanges or in the OTC market, or securities indices, currencies or futures.

An option on an index is similar to an option in respect of specific securities, except that settlement does not occur by delivery of the securities comprising the index. Instead, the option holder receives an amount of cash if the closing level of the index upon which the option is based is greater than in the case of a call, or less than in the case of a put, the exercise price of the option. Thus, the effectiveness of purchasing or writing index options will depend upon price movements in the level of the index rather than the price of a particular security.

Consistent with its investment objective and policies, the Fund may purchase and sell call and put options on foreign currency. These options convey the right to buy or sell the underlying currency at a price which is expected to be lower or higher than the spot price of the currency at the time the option is exercised or expires.

Successful use by the Fund of options and options on futures will depend on Lord Abbett’s ability to predict correctly movements in the prices of individual securities, the relevant securities market generally, foreign currencies or interest rates. To the extent Lord Abbett’s predictions are incorrect, the Fund may incur losses. The use of options also can increase the Fund’s transaction costs.

OTC Options. The Fund may enter into OTC options contracts (“OTC options”). OTC options differ from exchange-traded options in several respects. OTC options are transacted directly with dealers and not with a clearing corporation and there is a risk of nonperformance by the dealer as a result of the insolvency of the dealer or otherwise, in which event, the Fund may experience material losses. However, in writing OTC options, the premium is paid in advance by the dealer. OTC options are available for a greater variety of securities, and a wider range of expiration dates and exercise prices, than are exchange-traded options. Because there is no exchange, pricing normally is done by reference to information from market makers, which information is carefully monitored by Lord Abbett and verified in appropriate cases.

A writer or purchaser of a put or call option can terminate it voluntarily only by entering into a closing transaction. In the case of OTC options, there can be no assurance that a continuous liquid secondary market will exist for any particular option at any given time. Consequently, the Fund may be able to realize the value of an OTC option it has purchased only by exercising it or entering into a closing sale transaction with the dealer that issued it. Similarly, when the Fund writes an OTC option, generally it can close out that option prior to its expiration only by entering into a closing purchase transaction with the dealer with whom the Fund originally wrote it. If a covered call option writer cannot effect a closing transaction, it cannot sell the underlying security until the option expires or the option is exercised. Therefore, a covered call option writer of an OTC option may not be able to sell an underlying security even though it otherwise might be advantageous to do so. Likewise, a secured put writer of an OTC option may be unable to sell the securities pledged to secure the put for other investment purposes while it is obligated as a put writer. Similarly, a purchaser of such put or call option also might find it difficult to terminate its position on a timely basis in the absence of a secondary market.

The Fund believes that such dealers present minimal credit risks to the Fund and, therefore, should be able to enter into closing transactions if necessary. The Fund currently will not engage in OTC options transactions if the amount invested by the Fund in OTC options plus a “liquidity charge” related to OTC options written by the Fund, plus the amount invested by the Fund in illiquid securities, would exceed 10% of the Fund’s net assets. The “liquidity charge” referred to above is computed as described below.

The Fund anticipates entering into agreements with dealers to which the Fund sells OTC options. Under these agreements the Fund would have the absolute right to repurchase the OTC options from the dealer at any time at a price no greater than a price established under the agreements (the “Repurchase Price”). The “liquidity charge” referred to above for a specific OTC option transaction will be the Repurchase Price related to the OTC option less

2-11

the intrinsic value of the OTC option. The intrinsic value of an OTC call option for such purposes will be the amount by which the current market value of the underlying security exceeds the exercise price. In the case of an OTC put option, intrinsic value will be the amount by which the exercise price exceeds the current market value of the underlying security. If there is no such agreement requiring a dealer to allow the Fund to repurchase a specific OTC option written by the Fund, the “liquidity charge” will be the current market value of the assets serving as “cover” for such OTC option.

Preferred Stock, Warrants, and Rights. The Fund may invest in preferred stock, warrants and rights. Preferred stocks are securities that represent an ownership interest providing the holder with claims on the issuer’s earnings and assets before common stockholders, but after bond holders and other creditors. Unlike debt securities, the obligations of an issuer of preferred stock, including dividend and other payment obligations, typically may not be accelerated by the holders of such preferred stock on the occurrence of an event of default or other non-compliance by the issuer of the preferred stock. Investments in preferred stock present market and liquidity risks. The value of a preferred stock may be highly sensitive to the economic condition of the issuer, and markets for preferred stock may be less liquid than the market for the issuer’s common stock.

Warrants are options to buy a stated number of shares of common stock at a specified price at any time during the life of the warrant. Rights represent a privilege offered to holders of record of issued securities to subscribe (usually on a pro rata basis) for additional securities of the same class, of a different class or of a different issuer. The holders of warrants and rights have no voting rights, receive no dividends and have no rights with respect to the assets of the issuer. The value of a warrant or right may not necessarily change with the value of the underlying securities. Warrants and rights cease to have value if they are not exercised prior to their expiration date. Investments in warrants and rights are thus speculative and may result in a total loss of the money invested.

Real Estate Investment Trusts (“REITs”). REITs are pooled investment vehicles that invest primarily in either real estate or real estate related loans. The value of a REIT is affected by changes in the value of the properties owned by the REIT or securing mortgage loans held by the REIT. REITs are dependent upon the ability of the REITs’ managers, and are subject to heavy cash flow dependency, default by borrowers, and the qualification of the REITs under applicable regulatory requirements for favorable income tax treatment. REITs also are subject to risks generally associated with investments in real estate, including possible declines in the value of real estate, general and local economic conditions, environmental problems, and changes in interest rates. To the extent that assets underlying a REIT are concentrated geographically, by property type or in certain other respects, these risks may be heightened. The Fund will indirectly bear its proportionate share of any expenses, including management fees, paid by a REIT in which it invests.

Repurchase Agreements. The Fund may enter into repurchase agreements with respect to securities. A repurchase agreement is a transaction by which the purchaser acquires a security and simultaneously commits to resell that security to the seller (a bank or securities dealer) at an agreed-upon price on an agreed-upon date. The resale price reflects the purchase price plus an agreed-upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The Fund requires at all times that the repurchase agreement be collateralized by cash or by securities of the U.S. Government, its agencies, its instrumentalities, or U.S. Government sponsored enterprises (“U.S. Government Securities”) having a value equal to, or in excess of, the value of the repurchase agreement (including accrued interest). Such agreements permit the Fund to keep all of its assets at work while retaining flexibility in pursuit of investments of a longer term nature.

The use of repurchase agreements involves certain risks. For example, if the seller of the agreement defaults on its obligation to repurchase the underlying securities at a time when the value of these securities has declined, the Fund may incur a loss upon disposition of them. Even though the repurchase agreements may have maturities of seven days or less, they may lack liquidity, especially if the issuer encounters financial difficulties. The Fund intends to limit repurchase agreements to transactions with dealers and financial institutions believed by Lord Abbett, as the investment manager, to present minimal credit risks. Lord Abbett will monitor the creditworthiness of the repurchase agreement sellers on an ongoing basis.

Reverse Repurchase Agreements. The Fund may enter into reverse repurchase agreements. In a reverse repurchase agreement, the Fund sells a security to a securities dealer or bank for cash and also agrees to repurchase the same security later at a set price. Reverse repurchase agreements expose the Fund to credit risk (that is, the risk that the counterparty will fail to resell the security to the Fund). This risk is greatly reduced because the Fund

2-12

generally receives cash equal to 98% of the price of the security sold. Engaging in reverse repurchase agreements also may involve the use of leverage, in that the Fund may reinvest the cash it receives in additional securities. The Fund will attempt to minimize this risk by managing its duration. Reverse repurchase agreements are considered a form of borrowing under the Act. The Fund’s reverse repurchase agreements will not exceed 20% of the Fund’s net assets.

Short Sales. The Fund may make short sales of securities or maintain a short position if, at all times when a short position is open the Fund owns an equal amount of such securities (or securities convertible into or exchangeable into an equal amount of such securities) without payment of any further consideration. This is commonly referred to as a “short sale against the box.”

Swap Transactions. In accordance with its investment objective and strategies, the Fund may enter into interest rate, equity index, credit, currency and total return swap agreements and swaptions (options on swaps). The Fund may enter into these transactions for hedging purposes or for speculative purposes in an attempt to obtain a particular return when it is considered desirable to do so. A swap transaction involves an agreement between two parties to exchange different types of cash flows based on a specified or “notional” amount. The cash flows exchanged in a specific transaction may be, among other things, payments that are the equivalent of interest on a principal amount, payments that would compensate the purchaser for losses on a defaulted security or basket of securities, or payments reflecting the performance of one or more specified securities, currencies, or indices. The Fund may enter into swap transactions with counterparties that generally are banks, securities dealers or their respective affiliates.

In an interest rate swap, the Fund may agree to either make or receive payments that are equivalent to a fixed rate of interest on the specified notional amount in exchange for payments that are equivalent to a variable rate of interest (based on a specified index) on the same notional amount. Interest rate swaps may enable the Fund to either increase or reduce its interest rate risk or to adjust the duration of its bond portfolio.

In a credit default swap, the Fund may agree to make one or more premium payments in exchange for the agreement of its counterparty to pay an amount equal to the decrease in value of a specified bond or basket of debt securities upon the occurrence of a default or other “credit event” relating to the issuers of the debt. In such transactions, the Fund effectively acquires protection from decreases in the creditworthiness of the debt issuers. Alternatively, the Fund may agree to provide such credit protection in exchange for receiving the premium payments.

Currency swaps involve the exchange of cash flows on a notional amount of two or more currencies based on their relative future values.

The Fund may enter into long and short currency positions using swap contracts under which it will, at the end of the term of the swap contract, make a payment that is based on a fixed currency exchange rate in exchange for a payment from the swap counterparty that is based on the prevailing currency exchange rate. These swap contracts generally will have terms of approximately one to three months, but may have terms of up to six months or more. Lord Abbett, however, in its discretion may terminate a swap contract prior to its term, subject to any potential termination fee that is in addition to the Fund’s accrued obligation under the swap contract. At the end of a swap contract’s term, the Fund may enter into a new swap contract. The Fund’s swap contracts will be made in the OTC market and will be entered into with counterparties that typically will be banks, investment banking firms or broker-dealers.

In a total return swap, the Fund may agree to make payments that are the equivalent of interest in exchange for the right to receive payments equivalent to any appreciation in the value of an underlying security, index or other asset, as well as payments equivalent to any distributions made on that asset, over the term of the swap. If the value of the asset underlying a total return swap declines over the term of the swap, the Fund also may be required to pay an amount equal to that decline in value to its counterparty. The Fund also may be the seller of a total return swap, in which case it would receive premium payments and an amount equal to any decline in value of the underlying asset over the term of the swap, but it would be obligated to pay its counterparty an amount equal to any appreciation.

The Fund also may purchase and write (sell) options contracts on swaps, commonly known as “swaptions.” A swaption is an option to enter into a swap agreement. As with other types of options, the buyer of a swaption pays a non-refundable premium for the option and obtains the right, but not the obligations, to enter into an underlying

2-13

swap on agreed upon terms. The seller of a swaption receives the premium in exchange for the obligation to enter into the agreed-upon underlying swap if the option is exercised.

The Fund also may purchase or sell interest rate caps, floors and collars. The purchaser of an interest rate cap is entitled to receive payments only to the extent that a specified index exceeds a predetermined interest rate. The purchaser of an interest floor is entitled to receive payments only to the extent that a specified index is below a predetermined interest rate. A collar effectively combines a cap and a floor so that the purchaser receives payments only when market interest rates are within a specified range of interest rates.

The use of these transactions is a highly specialized activity that involves investment techniques and risks that are different from those associated with ordinary portfolio securities transactions. If Lord Abbett is incorrect in its forecasts of the interest rates, currency exchange rates or market values or its assessments of the associated credit risks, the investment performance of the Fund may be less favorable than it would have been if the Fund had not entered into them. Because these arrangements are bilateral agreements between the Fund and its counterparty, each party is exposed to the risk of default by the other. In addition, they may involve a small investment of cash compared to the risk assumed with the result that small changes may produce disproportionate and substantial gains or losses to the Fund. The Fund’s obligations under swap agreements generally are collateralized by cash or government securities based on the amount by which the value of the payments that the Fund is required to pay exceed the value of the payments that its counterparty is required to make. The Fund segregates liquid assets equal to any difference between that excess and the amount of collateral that it is required to provide. Conversely, the Fund requires its counterparties to provide collateral on a comparable basis except in those instances in which Lord Abbett is satisfied with the claims paying ability of the counterparty without such collateral.

U.S. Government Securities. The Fund may invest in obligations of the U.S. Government and its agencies and instrumentalities, including Treasury bills, notes, bonds and certificates of indebtedness, that are issued or guaranteed as to principal or interest by the U.S. Treasury or U.S. Government sponsored enterprises.

          Securities of Government Sponsored Enterprises. The Fund may invest in securities issued or guaranteed by agencies or instrumentalities of the U.S. Government, such as Ginnie Mae, Fannie Mae, Freddie Mac, Federal Home Loan Banks (“FHLBanks”) and Federal Agricultural Mortgage Corporation (“Farmer Mac”). Ginnie Mae is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by Ginnie Mae (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of mortgages insured or guaranteed by the Federal Housing Administration, the Department of Veterans Affairs, the Rural Housing Service, or the U.S. Department of Housing and Urban Development. Fannie Mae, Freddie Mac and Farmer Mac are federally chartered public corporations owned entirely by their shareholders; the FHLBanks are federally chartered corporations owned by their member financial institutions. Although Fannie Mae, Freddie Mac, Farmer Mac, and the FHLBanks guarantee the timely payment of interest and ultimate collection of principal with respect to the securities they issue, their securities are not backed by the full faith and credit of the United States Government.

When-Issued or Forward Transactions. The Fund may purchase portfolio securities on a when-issued or forward basis. When-issued or forward transactions involve a commitment by the Fund to purchase securities, with payment and delivery (“settlement”) to take place in the future, in order to secure what is considered to be an advantageous price or yield at the time of entering into the transaction. The value of fixed-income securities to be delivered in the future will fluctuate as interest rates vary. During the period between purchase and settlement, the value of the securities will fluctuate and assets consisting of cash and/or marketable securities (normally short-term U.S. Government Securities) marked to market daily in an amount sufficient to make payment at settlement will be segregated at the Fund’s custodian in order to pay for the commitment. There is a risk that market yields available at settlement may be higher than yields obtained on the purchase date, which could result in depreciation of the value of fixed-income when-issued securities. At the time the Fund makes the commitment to purchase a security on a when-issued basis, it will record the transaction and reflect the liability for the purchase and the value of the security in determining its NAV. The Fund, generally, has the ability to close out a purchase obligation on or before the settlement date rather than take delivery of the security. Under no circumstances will settlement for such securities take place more than 120 days after the purchase date.

Temporary Defensive Investments. As described in the prospectus, the Fund is authorized to temporarily invest a substantial amount, or even all, of its assets in various short-term fixed-income securities to take a defensive position. Temporary defensive securities include:

2-14

•	U.S. Government Securities.

•

Commercial paper. Commercial paper consists of unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is issued in bearer form with maturities generally not exceeding nine months. Commercial paper obligations may include variable amount master demand notes.

•

Bank certificates of deposit and time deposits. Certificates of deposit are certificates issued against funds deposited in a bank or a savings and loan. They are issued for a definite period of time and earn a specified rate of return.

•

Bankers’ acceptances. Bankers’ acceptances are short-term credit instruments evidencing the obligation of a bank to pay a draft that has been drawn on it by a customer. These instruments reflect the obligations both of the bank and of the drawer to pay the face amount of the instrument upon maturity. They primarily are used to finance the import, export, transfer or storage of goods. They are “accepted” when a bank guarantees their payment at maturity.

•	Repurchase agreements.

Policies and Procedures Governing Disclosure of Portfolio Holdings. Lord Abbett regularly makes information about the Fund’s portfolio holdings available to the general public at www.lordabbett.com. Generally, Lord Abbett makes a list of the Fund’s top ten holdings publicly available monthly with a 15-day delay (lag) and aggregate holdings information publicly available monthly with a 30-day delay (lag). Lord Abbett generally makes holdings information for each fund-of-funds and money market fund publicly available without any delay. In addition, consistent with its fiduciary duty and applicable legal requirements, Lord Abbett may release nonpublic portfolio holdings information to selected third parties to assist with a variety of investment, distribution, and operational processes. For example, Lord Abbett may disclose information about the Fund’s portfolio holdings to a pricing vendor for use in valuing a security. More specifically, Lord Abbett may provide portfolio holdings information to the following categories of third parties before making it available to the public, with a frequency and lag deemed appropriate under the circumstances:

•	Service providers that render accounting, custody, legal, pricing, proxy voting, trading, and other services to the Fund;

•	Financial intermediaries that sell Fund shares;

•	Portfolio evaluators such as Lipper Analytical Services, Inc. and Morningstar, Inc.;

•	Data aggregators such as Bloomberg;

•

Other advisory clients of Lord Abbett that may be managed in a style substantially similar to that of the Fund, including institutional clients and their consultants, managed account program sponsors, and unaffiliated mutual funds; and

•	Other third parties that may receive portfolio holdings information from Lord Abbett on a case-by-case basis with the authorization of the Fund’s officers.

The Board has adopted policies and procedures that are designed to manage conflicts of interest that may arise from Lord Abbett’s selective disclosure of portfolio holdings information and prevent potential misuses of such information. Lord Abbett’s Chief Compliance Officer administers these policies and procedures and reports to the Board at least annually about the operation of the policies and procedures as part of the Board’s oversight of the Fund’s compliance program.

Under the policies and procedures, Lord Abbett may selectively disclose portfolio holdings information only when it has a legitimate business purpose for doing so and the recipient is obligated to keep the information confidential and not trade based on it (typically by a confidentiality agreement). The sole exception relates to SG Constellation, LLC (“SGC”), which provides financing for the distribution of the Fund’s Class B shares. The fees payable to SGC are based in part on the value of the Fund’s portfolio securities. To reduce the exposure of such fees to market

2-15

volatility, SGC aggregates the portfolio holdings information provided by all of the mutual funds that participate in its Class B share financing program (including the Lord Abbett Funds) and may engage in certain hedging transactions based on this information. However, SGC will not engage in transactions based solely on the Fund’s portfolio holdings.

Neither the Fund nor Lord Abbett or any of their affiliates receives any compensation for disclosing information about the Fund’s portfolio holdings. For this purpose, compensation does not include ordinary investment management or service provider fees.

The portfolio holdings of Lord Abbett’s similarly managed advisory clients may closely mirror the Fund’s portfolio holdings. These clients are not subject to the same portfolio holdings disclosure policies and procedures as the Fund and therefore may disclose information about their own portfolio holdings information more frequently than the Fund discloses information about its portfolio holdings. To mitigate the risk that a recipient of such information could trade ahead of or against the Fund, Lord Abbett seeks assurances that clients will protect the confidentiality of portfolio holdings information by not disclosing it until Lord Abbett makes the Fund’s portfolio holdings publicly available. Lord Abbett also may monitor its clients’ trading activity, particularly in cases in which clients recently received sensitive portfolio holdings information.

Fund Portfolio Information Recipients. Attached as Appendix A is a list of the third parties that are eligible to receive portfolio holdings information pursuant to ongoing arrangements under the circumstances described above.

2-16

3.

Management of the Fund

The Board is responsible for the management of the business and affairs of the Fund in accordance with the laws of the State of Maryland. The Board elects officers who are responsible for the day-to-day operations of the Company and who execute policies authorized by the Board. As generally discussed in the Fund’s reports to shareholders, the Board also approves an investment adviser to the Fund and continues to monitor the cost and quality of the services the investment adviser provides, and annually considers whether to renew the contract with the adviser. Generally, each Director holds office until his/her successor is elected and qualified or until his/her earlier resignation or removal, as provided in the Company’s organizational documents.

Lord Abbett, a Delaware limited liability company, is the Fund’s investment adviser. Designated Lord Abbett personnel are responsible for the day-to-day management of the Fund.

Board Leadership Structure

The Board currently has nine Directors, seven of whom are persons who are not “interested persons” of the Fund, sometimes referred to as independent directors/trustees or Independent Directors. Robert S. Dow, Senior Partner of Lord Abbett, serves as the Chairman of the Board and E. Thayer Bigelow serves as the Board’s Lead Independent Director. The Lead Independent Director’s role is to serve as a liaison between the Independent Directors and Lord Abbett and act as chairperson of meetings of the Independent Directors and of the Nominating and Governance and Contract Committees, among other things. The Lead Independent Director speaks separately with the Chief Compliance Officer on a quarterly basis, or more frequently as needed, to discuss compliance matters. The Lead Independent Director also meets regularly with the Secretary of the Lord Abbett Funds to discuss, review, and revise as necessary the agenda for meetings of the Board and any related matters.

The Board has determined that its leadership structure is appropriate in light of the composition of the Board and its committees and Mr. Dow’s long tenure with Lord Abbett, familiarity with the Fund’s business and affairs, and regular interactions with the Lead Independent Director. The Board believes that its leadership structure promotes the efficient and orderly flow of information from management to the Independent Directors and otherwise enhances the effectiveness of the Board’s oversight role.

The Board generally meets eight times a year, and may hold additional special meetings to address specific matters that arise between regularly scheduled meetings. The Independent Directors also meet regularly without the presence of management and are advised by independent legal counsel.

As discussed more fully below, the Board has delegated certain aspects of its oversight function to committees comprised of solely Independent Directors. The committee structure facilitates the Board’s timely and efficient consideration of matters pertinent to the Fund’s business and affairs and their associated risks.

For simplicity, the following sections use the term “directors/trustees” to refer to Directors of the Company and the directors/trustees of all other Lord Abbett-sponsored funds.

Interested Directors

The following Directors are associated with Lord Abbett and are “interested persons” of the Fund as defined in the Act (as Mr. Dow is the Senior Partner of Lord Abbett and Ms. Foster is the Managing Partner of Lord Abbett). Mr. Dow and Ms. Foster are officers and directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Robert S. Dow Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1945)	Director since 1995 and Chairman since 1996

Principal Occupation: Senior Partner of Lord Abbett (since 2007) and was formerly Managing Partner (1996–2007) and Chief Investment Officer (1995 – 2007), joined Lord Abbett in 1972.
Other Directorships: None.

3-1

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Daria L. Foster Lord, Abbett & Co. LLC 90 Hudson Street Jersey City, NJ 07302 (1954)	Director and President since 2006	Principal Occupation: Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.

Other Directorships: None.

Independent Directors

The following Independent Directors also are directors/trustees of each of the 13 Lord Abbett-sponsored funds, which consist of 56 portfolios or series.

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
E. Thayer Bigelow Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1941)	Director since 1994	Principal Occupation: Managing General Partner, Bigelow Media, LLC (since 2000); Senior Adviser, Time Warner Inc. (1998–2000).

Other Directorships: Currently serves as director of Crane Co. (since 1984) and Huttig Building Products Inc. (since 1998). Previously served as a director of R.H. Donnelley Inc. (2009–2010) and Adelphia Communications Inc. (2003–2007).

Robert B. Calhoun, Jr. Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1942)	Director since 1998	Principal Occupation: Senior Advisor of Monitor Clipper Partners, a private equity investment fund (since 1997); President of Clipper Asset Management Corp. (1991–2009).

Other Directorships: Previously served as a director of Interstate Bakeries Corp. (1991–2008).

Evelyn E. Guernsey Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1955)	Director since 2011	Principal Occupation: CEO, Americas of J.P. Morgan Asset Management (2004–2010). Other Directorships: None.

3-2

Name, Address and Year of Birth	Current Position and Length of Service with the Company	Principal Occupation and Other Directorships During the Past Five Years
Julie A. Hill Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1946)	Director since 2004	Principal Occupation: Owner and CEO of The Hill Company, a business consulting firm (since 1998).

Other Directorships: Currently serves as director of WellPoint, Inc., a health benefits company (since 1994). Previously served as a director of Resources Connection, Inc., a consulting firm (2004–2007).

Franklin W. Hobbs Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2001	Principal Occupation: Advisor of One Equity Partners, a private equity firm (since 2004).

Other Directorships: Currently serves as a director and Chairman of the Board of Ally Financial Inc., a financial services firm (since 2009) and as a director of Molson Coors Brewing Company (since 2002).

Thomas J. Neff Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1937)	Director since 1989	Principal Occupation: Chairman of Spencer Stuart (U.S.), an executive search consulting firm (since 1996).

Other Directorships: Currently serves as a director of Ace, Ltd. (since 1997). Previously served as a director of Hewitt Associates, Inc. (2004–2010).

James L.L. Tullis Lord, Abbett & Co. LLC c/o Legal Dept. 90 Hudson Street Jersey City, NJ 07302 (1947)	Director since 2006	Principal Occupation: CEO of Tullis-Dickerson and Co. Inc., a venture capital management firm (since 1990).

Other Directorships: Currently serves as director of Crane Co. (since 1998). Previously served as a director of ViaCell, Inc. (2003–2007).

Officers
None of the officers listed below have received compensation from the Company. All of the officers of the Company also may be officers of the other Lord Abbett-sponsored funds and maintain offices at 90 Hudson Street, Jersey City, NJ 07302. Unless otherwise indicated, the position(s) and title(s) listed under the “Principal Occupation During the Past Five Years” column indicate each officer’s position(s) and title(s) with Lord Abbett.

3-3

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Robert S. Dow (1945)	Chief Executive Officer and Chairman	Elected in 1996	Senior Partner of Lord Abbett (since 2007), and was formerly Managing Partner (1996-2007) and Chief Investment Officer (1995–2007), joined Lord Abbett in 1972.
Daria L. Foster (1954)	President	Elected in 2006	Managing Partner of Lord Abbett (since 2007), and was formerly Director of Marketing and Client Service, joined Lord Abbett in 1990.
Robert P. Fetch (1953)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1995.
Daniel H. Frascarelli (1954)	Executive Vice President	Elected in 2003	Partner and Director, joined Lord Abbett in 1990.
Robert I. Gerber (1954)	Executive Vice President	Elected in 2003	Partner and Chief Investment Officer (since 2007), joined Lord Abbett in 1997 as Director of Taxable Fixed Income Management.
Todd D. Jacobson (1966)	Executive Vice President	Elected in 1999	Portfolio Manager, joined Lord Abbett in 2003.
Robert A. Lee (1969)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 1997.
Vincent J. McBride (1964)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Andrew H. O’Brien (1973)	Executive Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 1998.
F. Thomas O’Halloran, III (1955)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2001.
[Walter H. Prahl (1958)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 1997.]
Harold E. Sharon (1960)	Executive Vice President	Elected in 2010	Partner and Director, joined Lord Abbett in 2003.
Christopher J. Towle (1957)	Executive Vice President	Elected in 1999	Partner and Director, joined Lord Abbett in 1987.
[Frederick J. Ruvkun (1957)	Executive Vice President	Elected in 2012	Partner and Director, joined Lord Abbett in 2006.]

3-4

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
[Paul J. Volovich] (1973)	Executive Vice President	Elected in 2005	Partner and Director, joined Lord Abbett in 1997.
A. Edward Allinson (1961)	Vice President	Elected in 2011	Portfolio Manager, joined Lord Abbett in 2005.
Sean J. Aurigemma (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
James W. Bernaiche (1956)	Chief Compliance Officer	Elected in 2004	Partner and Chief Compliance Officer, joined Lord Abbett in 2001.
Joan A. Binstock (1954)	Chief Financial Officer and Vice President	Elected in 1999	Partner and Chief Operations Officer, joined Lord Abbett in 1999.
Jeff D. Diamond (1960)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2007.
John K. Forst (1960)	Vice President and Assistant Secretary	Elected in 2005	Deputy General Counsel, joined Lord Abbett in 2004.
Lawrence H. Kaplan (1957)	Vice President and Secretary	Elected in 1997	Partner and General Counsel, joined Lord Abbett in 1997.
Deepak Khanna (1963)	Vice President	Elected in 2008

Partner and Portfolio Manager, rejoined Lord Abbett in 2007 from Jennison Associates LLC (2005–2007). Mr. Khanna’s former experience at Lord Abbett included Senior Research Analyst – other investment strategies (2000–2005).

Jerald M. Lanzotti (1967)	Vice President	Elected in 2012	Partner and Portfolio Manager, joined Lord Abbett in 1996.
David J. Linsen (1974)	Vice President	Elected in 2008	Partner and Director, joined Lord Abbett in 2001.
Thomas B. Maher (1967)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2003.
Justin C. Maurer (1969)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
A. Edward Oberhaus, III (1959)	Vice President	Elected in 1998	Partner and Director, joined Lord Abbett in 1983.

3-5

Name and Year of Birth	Current Position with the Company	Length of Service of Current Position	Principal Occupation During the Past Five Years
Todor I. Petrov (1974)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 2003.
Thomas R. Phillips (1960)	Vice President and Assistant Secretary	Elected in 2008	Partner and Deputy General Counsel, joined Lord Abbett in 2006.
Randy M. Reynolds (1972)	Vice President	Elected in 2008	Portfolio Manager, joined Lord Abbett in 1999.
Lawrence D. Sachs (1963)	Vice President	Elected in 2010	Partner and Portfolio Manager, joined Lord Abbett in 2001.
Lawrence B. Stoller (1963)	Vice President and Assistant Secretary	Elected in 2007	Partner and Senior Deputy General Counsel, joined Lord Abbett in 2007.
Francis T. Timons (1969)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007.
Arthur K. Weise (1970)	Vice President	Elected in 2010	Portfolio Manager, joined Lord Abbett in 2007 and was formerly a Managing Director, Portfolio Manager and Analyst at Bank of New York Institutional Asset Management (2005–2007).
Kewjin Yuoh (1971)	Vice President	Elected in 2012	Portfolio Manager, joined Lord Abbett in 2010 and was formerly a Senior Vice President – Director of Fundamental Research and Senior Portfolio at Alliance Bernstein, LLP (2003–2010).
Bernard J. Grzelak (1971)	Treasurer	Elected in 2003	Partner and Director of Fund Administration, joined Lord Abbett in 2003.

Qualifications of Directors/Trustees

The individual qualifications for each of the directors/trustees and related biographical information are noted below. These qualifications led to the conclusion that each should serve as a director/trustee for the Fund, in light of the Fund’s business and structure. In addition to individual qualifications, the following characteristics are among those qualifications applicable to each of the existing directors/trustees and are among the qualifications that the Nominating and Governance Committee will consider for any future nominees:

•	Irreproachable reputation for integrity, honesty and the highest ethical standards;

•

Outstanding skills in disciplines deemed by the Nominating and Governance Committee to be particularly relevant to the role of Independent Director, including business acumen, experience relevant to the financial services industry generally and the investment industry particularly, and ability to exercise sound judgment in matters relating to the current and long-term objectives of the Fund;

3-6

•	Understanding and appreciation of the important role occupied by an Independent Director in the regulatory structure governing registered investment companies;

•	Willingness and ability to contribute positively to the decision making process for the Fund, including appropriate interpersonal skills to work effectively with other Independent Directors;

•	Desire and availability to serve as an Independent Director for a substantial period of time;

•	Absence of conflicts that would interfere with qualifying as an Independent Director; and

•	Diversity of background.

Interested Directors/Trustees:

•

Robert S. Dow. Board tenure with the Lord Abbett Family of Funds (since 1989), chief investment officer experience, financial services industry experience, chief executive officer experience, corporate governance experience, service on the Investment Company Institute’s executive committee and board of governors, and civic/community involvement.

•

Daria L. Foster. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, leadership experience, corporate governance experience, and civic/community involvement.

Independent Directors/Trustees:

•

E. Thayer Bigelow. Board tenure with the Lord Abbett Family of Funds (since 1994), media investment and consulting experience, chief executive officer experience, entrepreneurial background, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Robert B. Calhoun, Jr. Board tenure with the Lord Abbett Family of Funds (since 1998), financial services industry experience, leadership experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Evelyn E. Guernsey. Board tenure with the Lord Abbett Family of Funds (since 2011), financial services industry experience, chief executive officer experience, marketing experience, corporate governance experience, and civic/community involvement.

•

Julie A. Hill. Board tenure with the Lord Abbett Family of Funds (since 2004), business management and marketing experience, chief executive officer experience, entrepreneurial background, corporate governance experience, service in academia, and civic/community involvement.

•

Franklin W. Hobbs. Board tenure with the Lord Abbett Family of Funds (since 2000), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, service in academia, and civic/community involvement.

•

Thomas J. Neff. Board tenure with the Lord Abbett Family of Funds (since 1982), executive recruiting and consulting experience, chief executive officer experience, corporate governance experience, service in academia, and civic/community involvement.

•

James L.L. Tullis. Board tenure with the Lord Abbett Family of Funds (since 2006), financial services industry experience, chief executive officer experience, corporate governance experience, financial expertise, and civic/community involvement.

3-7

Committees
The standing committees of the Board are the Audit Committee, the Proxy Committee, the Nominating and Governance Committee, and the Contract Committee. The table below provides information about each such committee’s composition, functions, and responsibilities.

Committee	Committee Members	Number of Meetings Held During the 2011 Fiscal Year	Description
Audit Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey James L.L. Tullis	4

The Audit Committee comprises solely directors/trustees who are not “interested persons” of the Fund. The Audit Committee provides assistance to the Board in fulfilling its responsibilities relating to accounting matters, the reporting practices of the Fund, and the quality and integrity of the Fund’s financial reports. Among other things, the Audit Committee is responsible for reviewing and evaluating the performance and independence of the Fund’s independent registered public accounting firm and considering violations of the Fund’s Code of Ethics to determine what action should be taken. The Audit Committee meets at least quarterly.

Proxy Committee	Julie A. Hill Franklin W. Hobbs Thomas J. Neff	3

The Proxy Committee comprises at least two directors/trustees who are not “interested persons” of the Fund, and also may include one or more directors/trustees who are partners or employees of Lord Abbett. Currently, the Proxy Committee comprises solely Independent Directors. The Proxy Committee shall (i) monitor the actions of Lord Abbett in voting securities owned by the Fund; (ii) evaluate the policies of Lord Abbett in voting securities; and (iii) meet with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

Nominating and Governance Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	3

The Nominating and Governance Committee comprises all directors/trustees who are not “interested persons” of the Fund. Among other things, the Nominating and Governance Committee is responsible for (i) evaluating and nominating individuals to serve as Independent Directors and as committee members; and (ii) periodically reviewing director/trustee compensation. The Nominating and Governance Committee has adopted policies for its consideration of any individual recommended by the Fund’s shareholders to serve as an Independent Director. A shareholder who would like to recommend a candidate may write to the Fund.

3-8

Committee	Committee Members	Number of Meetings Held During the 2011 Fiscal Year	Description
Contract Committee	E. Thayer Bigelow Robert B. Calhoun, Jr. Evelyn E. Guernsey Julie A. Hill Franklin W. Hobbs Thomas J. Neff James L.L. Tullis	4

The Contract Committee comprises all directors/trustees who are not “interested persons” of the Fund. The Contract Committee conducts much of the factual inquiry undertaken by the directors/trustees in connection with the Board’s annual consideration of whether to renew the management and other contracts with Lord Abbett and Lord Abbett Distributor. During the year, the Committee meets with Lord Abbett management and portfolio management to monitor ongoing developments involving Lord Abbett and the Fund’s portfolio.

Board Oversight of Risk Management

Managing the investment portfolios and the operations of the Fund, like all mutual funds, involves certain risks. Lord Abbett (and other Fund service providers, subject to oversight by Lord Abbett) is responsible for day-to-day risk management for the Fund. The Board oversees the Fund’s risk management as part of its general management oversight function. The Board, either directly or through committees, regularly receives and reviews reports from Lord Abbett about the elements of risk that affect or may affect the Fund, including investment risk, operational risk, compliance risk, and legal risk, among other elements of risk related to the operations of the Fund and Lord Abbett, and the steps Lord Abbett takes to mitigate those risks. The Board has appointed a Chief Compliance Officer, who oversees the implementation and testing of the Fund’s compliance program and reports to the Board at least quarterly regarding compliance matters for the Fund, Lord Abbett, and the Fund’s service providers. The Board also has appointed a Chief Legal Officer, who is responsible for overseeing internal reporting requirements imposed under rules adopted by the SEC pursuant to the Sarbanes-Oxley Act of 2002, which are designed to ensure that credible indications of material violations of federal securities laws or breaches of fiduciary duty are investigated and are adequately and appropriately resolved.

In addition to the Board’s direct oversight, the Audit Committee and the Contract Committee play important roles in overseeing risk management on behalf of the Fund. The Audit Committee oversees the risk management efforts for financial reporting, pricing and valuation, and liquidity risk and meets regularly with the Fund’s Chief Financial Officer and independent auditors, as well as with members of management, to discuss financial reporting and audit issues, including risks related to financial controls. The Contract Committee regularly meets with the Fund’s portfolio managers and Lord Abbett’s Chief Investment Officer to discuss investment performance achieved by the Fund and the investment risks assumed by the Fund to achieve that performance.

While Lord Abbett (and the Fund’s service providers) has implemented a number of measures intended to mitigate risk effectively to the extent practicable, it is not possible to eliminate all of the risks that are inherent in the operations of the Fund. Some risks are beyond the control of Lord Abbett and not all risks that may affect the Fund can be identified before the risk arises or before Lord Abbett develops processes and controls to eliminate the occurrence or mitigate the effects of such risks.

Compensation Disclosure
The following table summarizes the compensation paid to each of the independent directors/trustees.

The second column of the following table sets forth the compensation accrued by the Company for independent directors/trustees. The third column sets forth the total compensation paid by all Lord Abbett-sponsored funds to the independent directors/trustees, and amounts payable but deferred at the option of each director/trustee. No director/trustee of the Lord Abbett-sponsored funds, and no officer of the Fund, received any compensation from the Fund for acting as a director/trustee or officer.

3-9

Name of Director/Trustee	For the Fiscal Year Ended December 31, 2011 Aggregate Compensation Accrued by the Company[1]	For the Year Ended December 31, 2011 Total Compensation Paid by the Company and Twelve Other Lord Abbett-Sponsored Funds[2]
E. Thayer Bigelow	$ 9,849	$ 278,000
Robert B. Calhoun, Jr.	$ 9,633	$ 272,000
Evelyn E. Guernsey	$ 8,966	$ 253,000
Julie A. Hill	$ 8,652	$ 244,000
Franklin W. Hobbs	$ 8,680	$ 247,000
Thomas J. Neff	$ 8,786	$ 248,000
James L.L. Tullis	$ 8,742	$ 249,000

1.

Independent directors’/trustees’ fees, including attendance fees for board and committee meetings, are allocated among all Lord Abbett-sponsored funds based on the net assets of each fund. A portion of the fees payable by each fund to its independent directors/trustees may be deferred at the option of a director/trustee under an equity-based plan (the “equity-based plan”) that deems the deferred amounts to be invested in shares of the Fund for later distribution to the directors/trustees. In addition, $25,000 of each director’s/trustee’s retainer must be deferred and is deemed invested in shares of the Company and other Lord Abbett-sponsored funds under the equity-based plan. Of the amounts shown in the second column, the total deferred amounts (including interest) for Mr. Bigelow, Mr. Calhoun, Ms. Guernsey, Ms. Hill, Mr. Hobbs, Mr. Neff, and Mr. Tullis are $880, $9,633, $880, $2,581, $8,680, $880, and $880 respectively.

2.

The third column shows aggregate compensation, including the types of compensation described in the second column, accrued by all Lord Abbett-sponsored funds during the year ended December 31, 2011, including fees independent directors/trustees have chosen to defer.

The following chart provides certain information about the dollar range of equity securities beneficially owned by each director/trustee in the Company and the other Lord Abbett-sponsored funds as of December 31, 2011. The amounts shown include deferred compensation (including interest) to the directors/trustees deemed invested in fund shares. The amounts ultimately received by the directors/trustees under the deferred compensation plan will be directly linked to the investment performance of the funds.

Name of Director/Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in Lord Abbett-Sponsored Funds
Interested Directors/Trustees:
Robert S. Dow	None	Over $100,000
Daria L. Foster	None	Over $100,000
Independent Directors/Trustees:
E. Thayer Bigelow	$1 - $10,000	Over $100,000
Robert B. Calhoun, Jr.	$1 - $10,000	Over $100,000
Evelyn E. Guernsey	$1 - $10,000	$10,001-$50,000
Julie A. Hill	$1 - $10,000	Over $100,000
Franklin W. Hobbs	$1 - $10,000	Over $100,000
Thomas J. Neff	$1 - $10,000	Over $100,000
James L.L. Tullis	$1 - $10,000	Over $100,000

Code of Ethics
The directors, trustees and officers of the Lord Abbett-sponsored funds, together with the partners and employees of Lord Abbett, are permitted to purchase and sell securities for their personal investment accounts. In engaging in personal securities transactions, however, such persons are subject to requirements and restrictions contained in the Company’s, Lord Abbett’s and Lord Abbett Distributor’s Code of Ethics, which complies, in substance, with Rule 17j-1 under the Act and each of the recommendations of the Investment Company Institute’s Advisory Group on Personal Investing (the “Advisory Group”). Among other things, the Code of Ethics requires, with limited exceptions, that Lord Abbett partners and employees obtain advance approval before buying or selling securities, submit confirmations and quarterly transaction reports, and obtain approval before becoming a director of any company; and it prohibits such persons from (1) investing in a security seven days before or after any Lord Abbett-sponsored fund or Lord Abbett-managed account considers a trade or trades in such security, (2) transacting in a

3-10

security that the person covers as an analyst or with respect to which the person has participated in a non-public investor meeting with company management within the six months preceding the requested transaction, (3) profiting on trades of the same security within 60 days, (4) trading on material and non-public information, and (5) engaging in market timing activities with respect to the Lord Abbett-sponsored funds. The Code of Ethics imposes certain similar requirements and restrictions on the independent directors/trustees of each Lord Abbett-sponsored fund to the extent contemplated by the Act and recommendations of the Advisory Group.

Proxy Voting

The Fund has delegated proxy voting responsibilities to the Fund’s investment adviser, Lord Abbett, subject to the Proxy Committee’s general oversight. Lord Abbett has adopted its own proxy voting policies and procedures for this purpose. A copy of Lord Abbett’s proxy voting policies and procedures is attached as Appendix B.

In addition, the Fund is required to file Form N-PX, with its complete proxy voting records for the twelve months ended June 30th, no later than August 31st of each year. The Fund’s Form N-PX filing is available on the SEC’s website at www.sec.gov. The Fund also has made this information available, without charge, on Lord Abbett’s website at www.lordabbett.com.

3-11

4.
Control Persons and Principal Holders of Securities

[TO BE UPDATED]

Shareholders beneficially owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of [September __, 2012] to the best of our knowledge, the following record holders held 25% or more of the outstanding shares of the Fund:

As of [September __, 2012], to the best of our knowledge, the only persons or entities who owned of record or were known by the Fund to own beneficially 5% or more of the Fund’s outstanding shares are listed as follows:

As of [September __, 2012], the Company’s officers and Directors, as a group, owned less than 1% of the Fund’s outstanding shares.

4-1

5.
Investment Advisory and Other Services

Investment Adviser

As described under “Management and Organization of the Fund” in the prospectus, Lord Abbett is the Fund’s investment adviser. Lord Abbett is a privately held investment manager. The address of Lord Abbett is 90 Hudson Street, Jersey City, NJ 07302-3973.

Under the Fund’s Management Agreement between Lord Abbett and the Company on behalf of the Fund, Lord Abbett is entitled to an annual management fee based on the Fund’s average daily net assets. The management fee is accrued daily and payable monthly at the following annual rates:

0.75% on the first $1 billion of average daily net assets;
0.70% on the next $1 billion of average daily net assets; and
0.65% on average daily net assets over $2 billion.

The management fees paid to Lord Abbett by the Fund (taking into account management fee waivers, if any) for the last three fiscal years ended December 31st were as follows:

	Year Ended December 31, 2011
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Calibrated Dividend Growth Portfolio	$914,389	$98,903	$815,456

	Year Ended December 31, 2010
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Calibrated Dividend Growth Portfolio	$882,399	$104,210	$778,189

	Year Ended December 31, 2009
Fund	Gross Management Fees	Management Fees Waived	Net Management Fees
Calibrated Dividend Growth Portfolio	$752,168	$123,536	$628,632

For the period from [September 27, 2012 through April 30, 2014], Lord Abbett has contractually agreed to waive all or a portion of its management fee, and if necessary, reimburse the Fund’s other expenses, to the extent necessary so that the total net annual operating expenses do not exceed an annual rate of [1.15%.] This agreement may be terminated only upon the approval of the Board.

The Fund pays all expenses attributable to its operations not expressly assumed by Lord Abbett, including, without limitation, 12b-1 expenses, independent directors’/trustees’ fees and expenses, association membership dues, legal and auditing fees, taxes, transfer and dividend disbursing agent fees, shareholder servicing costs, expenses relating to shareholder meetings, expenses of registering its shares under federal and state securities laws, expenses of preparing, printing and mailing prospectuses and shareholder reports to existing shareholders, insurance premiums, and other expenses connected with executing portfolio transactions.

Administrative Services

Pursuant to an Administrative Services Agreement with the Funds, Lord Abbett provides certain administrative services not involving the provision of investment advice to the Fund. Under the Agreement, the Fund pays Lord Abbett a monthly fee, based on average daily net assets for each month, at an annual rate of 0.04%.

5-1

The administrative services fees paid to Lord Abbett by the Fund for the last three fiscal years ended December 31st were:

2011	2010	2009
$48,767	$47,061	$40,116

Portfolio Managers

As stated in the prospectus, the Fund is managed by a team of experienced portfolio managers responsible for investment decisions together with a team of investment professionals who provide issuer, industry, sector and macroeconomic research and analysis.

Walter H. Prahl, Partner and Director, and Fredrick J. Ruvkun, Partner and Director, head the Fund’s team and are jointly and primarily responsible for the day-to-day management of the Fund. Messrs. Prahl and Ruvkun joined Lord Abbett in 1997 and 2006, respectively, and have been members of the Fund’s team since 2012.

The following table indicates for the Fund as of December 31, 2011 (or another date, if indicated): (1) the number of other accounts managed by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of the Fund within certain categories of investment vehicles; and (2) the total net assets in such accounts managed within each category. For each of the categories a footnote to the table also provides the number of accounts and the total net assets in the accounts with respect to which the management fee is based on the performance of the account. Included in the Registered Investment Companies category are those U.S. registered funds managed or sub-advised by Lord Abbett, including funds underlying variable annuity contracts and variable life insurance policies offered through insurance companies. The Other Pooled Investment Vehicles category includes collective investment funds, offshore funds and similar non-registered investment vehicles. Lord Abbett does not manage any hedge funds. The Other Accounts category encompasses retirement and benefit plans (including both defined contribution and defined benefit plans) sponsored by various corporations and other entities, individually managed institutional accounts of various corporations, other entities and individuals, and separately managed accounts in so-called wrap fee programs sponsored by financial intermediaries unaffiliated with Lord Abbett. (The data shown below are approximate.)

Other Accounts Managed Total Net Assets (in millions)
Fund	Name	Registered Investment Companies	Other Pooled Investment Vehicles	Other Accounts
Calibrated Dividend Growth	Walter H. Prahl(1)	[ ]	[ ]	[ ]
Portfolio	Frederick J. Ruvkun(1)	[ ]	[ ]	[ ]

(1)   The amounts shown are as of [September __, 2012].

Conflicts of Interest

Conflicts of interest may arise in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts included in the table above. Such conflicts may arise with respect to the allocation of investment opportunities among the Fund and other accounts with similar investment objectives and policies. A portfolio manager potentially could use information concerning the Fund’s transactions to the advantage of other accounts and to the detriment of the Fund. To address these potential conflicts of interest, Lord Abbett has adopted and implemented a number of policies and procedures. Lord Abbett has adopted Policies and Procedures Relating to Client Brokerage and Soft Dollars, as well as Evaluations of Proprietary Research and Procedures. The objective of these policies and procedures is to ensure the fair and equitable treatment of transactions and allocation of investment opportunities on behalf of all accounts managed by Lord Abbett. In addition, Lord Abbett’s Code of Ethics sets forth general principles for the conduct of employee personal securities transactions in a manner that avoids any actual or potential conflicts of interest with the interests of Lord Abbett’s clients including the Fund. Moreover, Lord Abbett’s Insider Trading and Receipt of Material Non-Public Information Policy and Procedure sets forth procedures for personnel to follow when they have inside information. Lord Abbett is not affiliated with a full service broker-dealer and therefore does not execute any portfolio transactions through such an entity, a structure that could give rise to additional conflicts. Lord Abbett does not conduct any investment bank functions and does not manage any hedge funds. Lord Abbett does not believe that any

5-2

material conflicts of interest exist in connection with the portfolio managers’ management of the investments of the Fund and the investments of the other accounts referenced in the table above.

Compensation of Portfolio Managers

When used in this section, the term “fund” refers to the Fund, as well as any other registered investment companies, pooled investment vehicles and accounts managed by a portfolio manager. Each portfolio manager receives compensation from Lord Abbett consisting of salary, bonus and profit sharing plan contributions. The level of base compensation takes into account the portfolio manager’s experience, reputation and competitive market rates.

Fiscal year-end bonuses, which can be a substantial percentage of overall compensation, are determined after an evaluation of various factors. These factors include the portfolio manager’s investment results and style consistency, the dispersion among funds with similar objectives, the risk taken to achieve the fund returns and similar factors. In considering the portfolio manager’s investment results, Lord Abbett’s senior management may evaluate the Fund’s performance against one or more benchmarks from among the Fund’s primary benchmark and any supplemental benchmarks as disclosed in the prospectus, indexes disclosed as performance benchmarks by the portfolio manager’s other accounts, and other indexes within one or more of the Fund’s peer groups maintained by rating agencies, as well as the Fund’s peer group. In particular, investment results are evaluated based on an assessment of the portfolio manager’s three- and five-year investment returns on a pre-tax basis versus both the benchmark and the peer groups. Finally, there is a component of the bonus that reflects leadership and management of the investment team. The evaluation does not follow a formulaic approach, but rather is reached following a review of these factors. No part of the bonus payment is based on the portfolio manager’s assets under management, the revenues generated by those assets, or the profitability of the portfolio manager’s team. Lord Abbett does not manage hedge funds. In addition, Lord Abbett may designate a bonus payment of a manager for participation in the firm’s senior incentive compensation plan, which provides for a deferred payout over a five-year period. The plan’s earnings are based on the overall asset growth of the firm as a whole. Lord Abbett believes this incentive focuses portfolio managers on the impact their fund’s performance has on the overall reputation of the firm as a whole and encourages exchanges of investment ideas among investment professionals managing different mandates.

Lord Abbett provides a 401(k) profit-sharing plan for all eligible employees. Contributions to a portfolio manager’s profit-sharing account are based on a percentage of the portfolio manager’s total base and bonus paid during the fiscal year, subject to a specified maximum amount. The assets of this profit-sharing plan are entirely invested in Lord Abbett-sponsored funds.

Holdings of Portfolio Managers

The following table indicates for the Fund the dollar range of shares beneficially owned by each portfolio manager who is jointly and/or primarily responsible for the day-to-day management of the Fund, as of December 31, 2011 (or another date, if indicated). This table includes the value of shares beneficially owned by such portfolio managers through 401(k) plans and certain other plans or accounts, if any.

Dollar Range of Shares in the Fund
Fund	Name	None	$1- $10,000	$10,001- $50,000	$50,001- $100,000	$100,001- $500,000	$500,001- $1,000,000	Over $1,000,000
Calibrated Dividend Growth	Walter H. Prahl(1)
Portfolio	Frederick J. Ruvkun(1)

(1)   The amounts shown are as of [September __, 2012].

Principal Underwriter

Lord Abbett Distributor, a New York limited liability company and a subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund.

Custodian and Accounting Agent

State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111-2900, is the Fund’s custodian. The custodian pays for and collects proceeds of securities bought and sold by the Fund and attends to the collection of principal and income. The custodian may appoint domestic and foreign subcustodians from time to time to hold

5-3

certain securities purchased by the Fund in foreign countries and to hold cash and currencies for the Fund. In accordance with the requirements of Rule 17f-5 under the Act, the Board has approved arrangements permitting the Fund’s foreign assets not held by the custodian or its foreign branches to be held by certain qualified foreign banks and depositories. In addition, State Street Bank and Trust Company performs certain accounting and recordkeeping functions relating to portfolio transactions and calculates the Fund’s NAV.

Transfer Agent

DST Systems, Inc., 210 West 10th St., Kansas City, MO 64105, serves as the Fund’s transfer agent and dividend disbursing agent pursuant to a Transfer Agency Agreement.

5-4

6.
Brokerage Allocations and Other Practices

Portfolio Transactions and Brokerage Allocations

Investment and Brokerage Discretion. The Fund’s Management Agreement authorizes Lord Abbett to place orders for the purchase and sale of portfolio securities. In doing so, Lord Abbett seeks to obtain “best execution” on all portfolio transactions. This means that Lord Abbett seeks to have purchases and sales of portfolio securities executed at the most favorable prices, considering all costs of the transaction, including brokerage commissions, and taking into account the full range and quality of the broker-dealers’ services. To the extent consistent with obtaining best execution, the Fund may pay a higher commission than some broker-dealers might charge on the same transaction. Lord Abbett is not obligated to obtain the lowest commission rate available for a portfolio transaction exclusive of price, service and qualitative considerations.

Selection of Brokers and Dealers. The policy on best execution governs the selection of broker-dealers and selection of the market and/or trading venue in which to execute the transaction. Normally, traders who are employees of Lord Abbett make the selection of broker-dealers. These traders are responsible for seeking best execution. They also conduct trading for the accounts of other Lord Abbett investment management clients, including investment companies, institutions and individuals. To the extent permitted by law, the Fund, if Lord Abbett considers it advantageous, may make a purchase from or sale to another Lord Abbett-sponsored fund or client without the intervention of any broker-dealer.

Fixed Income Securities. To the extent the Fund purchases or sells fixed income securities, the Fund generally will deal directly with the issuer or through a primary market-maker acting as principal on a net basis. When dealing with a broker-dealer serving as a primary market-maker, the Fund pays no brokerage commission but the price, which reflects the spread between the bid and ask prices of the security, usually includes undisclosed compensation and may involve the designation of selling concessions. The Fund also may purchase fixed income securities from underwriters at prices that include underwriting fees.

Equity Securities. Transactions on stock exchanges involve the payment of brokerage commissions. In transactions on stock exchanges in the U.S., these commissions are negotiated. Traditionally, commission rates have not been negotiated on stock markets outside the U.S. While an increasing number of overseas stock markets have adopted a system of negotiated rates or ranges of rates, however, a small number of markets continue to be subject to a non-negotiable schedule of minimum commission rates. To the extent the Fund invests in equity securities, it ordinarily will purchase such securities in their primary trading markets, whether such securities are traded OTC or listed on a stock exchange, and purchase listed securities in the OTC market if such market is deemed the primary market. The Fund may purchase newly issued securities from underwriters and the price of such transaction usually will include a concession paid to the underwriter by the issuer. When purchasing from dealers serving as market makers, the purchase price paid by the Fund may include the spread between the bid and ask prices of the security.

Evaluating the Reasonableness of Brokerage Commissions Paid. The Fund pays a commission rate that Lord Abbett believes is appropriate under the circumstances. While Lord Abbett seeks to pay competitive commission rates, the Fund will not necessarily be paying the lowest possible commissions on particular trades if Lord Abbett believes that the Fund has obtained best execution and the commission rates paid by the Fund are reasonable in relation to the value of the services received. Such services include, but are not limited to, showing the Fund trading opportunities, a willingness and ability to take principal positions in securities, knowledge of a particular security or market-proven ability to handle a particular type of trade, providing and/or facilitating Lord Abbett’s use of proprietary and third party research, confidential treatment, promptness and reliability. Lord Abbett may view the value of these services in terms of either a particular transaction or multiple transactions on behalf of one or more accounts that it manages.

On a continuing basis, Lord Abbett seeks to determine what levels of commission rates are reasonable in the marketplace for transactions executed on behalf of the Fund and its other clients. In evaluating the reasonableness of commission rates, Lord Abbett may consider any or all of the following: (a) rates quoted by broker-dealers; (b) the size of a particular transaction, in terms of the number of shares, dollar amount, and number of clients involved;

6-1

(c) the complexity of a particular transaction in terms of both execution and settlement; (d) the level and type of business done with a particular firm over a period of time; (e) the extent to which the broker-dealer has capital at risk in the transaction; (f) historical commission rates; (g) the value of any research products and services that may be made available to Lord Abbett based on its placement of transactions with the broker-dealer; and (h) rates paid by other institutional investors based on available public information.

Policies on Broker-Dealer Brokerage and Research Services and Soft Dollars. Lord Abbett may select broker-dealers that furnish Lord Abbett with proprietary and third party brokerage and research services in connection with commissions paid on transactions it places for client accounts to the extent that Lord Abbett believes that the commissions paid are reasonable in relation to the value of the services received. “Commissions,” as defined through applicable guidance issued by the SEC, include fees paid to brokers for trades conducted on an agency basis, and certain mark-ups, markdowns, commission equivalents and other fees received by dealers in riskless principal transactions. The brokerage and research services Lord Abbett receives are within the eligibility requirements of Section 28(e) of the Securities Exchange Act of 1934, as amended (“Section 28(e)”), and in particular, provide Lord Abbett with lawful and appropriate assistance in the provision of investment advice to client accounts. Brokerage and research services (collectively referred to herein as “Research Services”) include (1) furnishing advice as to the value of securities, the advisability of investing in, purchasing or selling securities, and the availability of securities or purchasers or sellers of securities; (2) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts; and (3) effecting securities transactions and performing functions incidental to securities transactions (such as clearance, settlement, and custody).

Lord Abbett generally allocates securities purchased or sold in a batched transaction among participating client accounts in proportion to the size of the order placed for each account (i.e., pro-rata). In certain strategies, however, a pro rata allocation of the securities or proceeds may not be possible or desirable. In these cases, Lord Abbett will decide how to allocate the securities or proceeds according to each account’s particular circumstances and needs and in a manner that Lord Abbett believes is fair and equitable to clients over time in light of factors relevant to managing an account. Relevant factors may include, without limitation, client guidelines, an account’s ability to purchase a tradable lot size, cash available for investment, the risk exposure or the risk associated with the particular security, the type of investment, the size of the account, and other holdings in the account. Accordingly, Lord Abbett may increase or decrease the amount of securities allocated to one or more accounts if necessary, under certain circumstances, including (i) to avoid holding odd-lots or small numbers of shares in a client account; (ii) to facilitate the rebalancing of a client account; or (iii) to maintain certain investment guidelines or fixed income portfolio characteristics. Lord Abbett also may deviate from a pro-rata allocation approach when making initial investments for newly established accounts for the purpose of seeking to fully invest such accounts as promptly as possible. In addition, if Lord Abbett is unable to execute fully a batched transaction and determines that it would be impractical to allocate a small number of securities on a pro-rata basis among the participating accounts, Lord Abbett allocates the securities in a manner it determines to be fair to all accounts over time. Thus, in some cases it is possible that the application of the factors described herein may result in allocations in which certain client accounts participating in a batched transaction may receive an allocation when other accounts do not. Non-proportional allocations may occur frequently in the fixed income portfolio management area, in many instances because multiple appropriate or substantially similar investments are available in fixed income strategies, as well as due to other reasons. But non-proportional allocations also could occur in other investment strategies.

At times, Lord Abbett is not able to batch purchases and sales for all accounts or products it is managing, such as when an individually-managed account client directs it to use a particular broker for a trade (sometimes referred to herein as “directed accounts”) or when a client restricts Lord Abbett from selecting certain brokers to execute trades for such account (sometimes referred to herein as “restricted accounts”). When it does not batch purchases and sales among products, Lord Abbett usually uses a rotation process for placing equity transactions on behalf of the different groups of accounts or products with respect to which equity transactions are communicated to the trading desk at or about the same time.

When transactions for all products using a particular investment strategy are communicated to the trading desk at or about the same time, Lord Abbett generally will place trades first for transactions on behalf of the Lord Abbett funds and non-directed, unrestricted individually managed institutional accounts; second for restricted accounts; third for managed accounts (“MA”), dual contract managed accounts (“Dual Contract”), and certain model portfolio managed accounts (“Model-Based”) programs (collectively, MA, Dual Contract, Model-Based and similarly named programs

6-2

are referred to herein as a “Program” or “Programs”) by Program; and finally for directed accounts. However, Lord Abbett may determine in its sole discretion to place transactions for one group of accounts (e.g., directed accounts, restricted accounts or MA Programs, Dual Contract Programs or Model Based Programs) before or after the remaining accounts based on a variety of factors, including size of overall trade, the broker-dealer’s commitment of capital, liquidity or other conditions of the market, or confidentiality. Most often, however, transactions are communicated to the trading desk first for the Lord Abbett funds and institutional accounts and then for relevant Programs. In those instances, Lord Abbett normally will place transactions first, for the Lord Abbett funds and non-directed, unrestricted institutional accounts, next for restricted accounts, third for MA Programs, Dual Contract Programs and certain Model-Based Programs by Program and then for directed accounts.

If Lord Abbett has received trade instructions from multiple institutional clients, Lord Abbett will rotate the order in which it places equity transactions among the accounts or groups of accounts. Lord Abbett normally will use a rotation methodology designed to treat similarly situated groups of accounts equitably over time. In instances in which the same equity securities are used in more than one investment strategy, Lord Abbett normally will place transactions and, if applicable, use its rotation policies, first on behalf of the strategy that it views as the primary strategy. For example, Lord Abbett typically will place transactions/use its rotation for large capitalization equity accounts before those for balanced strategy accounts that use large capitalization securities.

In some cases, Lord Abbett’s batching, allocation and rotation procedures may have an adverse effect on the size of the position purchased or sold by a particular account or the price paid or received by certain accounts. From time to time, these policies may adversely affect the performance of accounts subject to the rotation process. Lord Abbett’s trading practices are intended to avoid systematically favoring one product or group of accounts over another and to provide fair and equitable treatment over time for all products and clients.

Lord Abbett has entered into Client Commission Arrangements with a number of broker-dealers that are involved from time to time in executing, clearing or settling securities transactions on behalf of clients (“Executing Brokers”). Such Client Commission Arrangements provide for the Executing Brokers to pay a portion of the commissions paid by eligible client accounts for securities transactions to providers of Research Services (“Research Providers”). Such Research Providers shall produce and/or provide Research Services for the benefit of Lord Abbett. If a Research Provider plays no role in executing client securities transactions, any Research Services prepared by such Research Provider may constitute third party research. Research Services that are proprietary to the Executing Broker or are otherwise produced by the Executing Broker or its affiliates are referred to herein as proprietary Research Services. Lord Abbett may initiate a significant percentage, including perhaps all, of a client’s equity transactions with Executing Brokers pursuant to Client Commission Arrangements.

Executing Brokers may provide Research Services to Lord Abbett in written form or through direct contact with individuals, including telephone contacts and meetings with securities analysts and/or management representatives from portfolio companies, and may include information as to particular companies and securities as well as market, economic, or other information that assists in the evaluation of investments. Examples of Research Services that Executing Brokers may provide to Lord Abbett include research reports and other information on the economy, industries, groups of securities, individual companies, statistical information, political developments, technical market action, pricing and appraisal services, credit analysis, risk measurement analysis, performance and other analysis. Broker-dealers typically make proprietary research available to investment managers on the basis of their placement of transactions with the broker-dealer. Some broker-dealers will not sell their proprietary research to investment managers on a “hard dollar” (or “unbundled”) basis. Executing Brokers may provide Lord Abbett with proprietary Research Services, at least some of which are useful to Lord Abbett in its overall responsibilities with respect to client accounts Lord Abbett manages. In addition, Lord Abbett may purchase third party research with its own resources.

Lord Abbett believes that access to independent investment research is beneficial to its investment decision-making processes and, therefore, to its clients. Receipt of independent investment research allows Lord Abbett to supplement its own internal research and analysis and makes available the views of, and information from, individuals and the research staffs of other firms. Lord Abbett considers all outside research material and information received in the context of its own internal analysis before incorporating such content into its investment process. As a practical matter, Lord Abbett considers independent investment Research Services to be supplemental to its own research efforts. The receipt of Research Services from broker-dealers therefore does not tend to reduce the need for Lord Abbett to maintain its own research personnel. Any investment advisory or other fees paid by

6-3

clients to Lord Abbett are not reduced as a result of Lord Abbett’s receipt of Research Services. It is unlikely that Lord Abbett would attempt to generate all of the information presently provided by broker-dealers and third party Research Services in part because Lord Abbett values the receipt of an independent, supplemental viewpoint. Also, the expenses of Lord Abbett would be increased substantially if it attempted to generate such additional information through its own staff or if it paid for these products or services itself. To the extent that Research Services of value are provided by or through such broker-dealers, Lord Abbett will not have to pay for such services itself. These circumstances give rise to potential conflicts of interest which Lord Abbett manages by following internal procedures designed to ensure that the value, type and quality of any products or services it receives from broker-dealers are permissible under Section 28(e) and the regulatory interpretations thereof.

Lord Abbett does not attempt to allocate to any particular client account the relative costs or benefits of Research Services received from a broker-dealer. Rather, Lord Abbett believes that any Research Services received from a broker-dealer are, in the aggregate, of assistance to Lord Abbett in fulfilling its overall responsibilities to its clients. Accordingly, Research Services received for a particular client’s brokerage commissions may be useful to Lord Abbett in the management of that client’s account, but also may be useful in Lord Abbett’s management of other clients’ accounts; similarly, the research received for the commissions of other client accounts may be useful in Lord Abbett’s management of that client account. Thus, Lord Abbett may use Research Services received from broker-dealers in servicing any or all of its accounts, and not all of such services will necessarily be used by Lord Abbett in connection with its management of every client account. Such products and services may disproportionately benefit certain clients relative to others based on the amount of brokerage commissions paid by the client account. For example, Lord Abbett may use Research Services obtained through soft dollar arrangements, including Client Commission Arrangements, in its management of certain directed accounts and Program accounts and accounts of clients who may have restricted Lord Abbett’s use of soft dollars regardless of the fact that brokerage commissions paid by such accounts are not used to obtain Research Services.

In some cases, Lord Abbett may receive a product or service from a broker-dealer that has both a “research” and a “non-research” use. When this occurs, Lord Abbett makes a good faith allocation between the research and non-research uses of the product or service. The percentage of the product or service Lord Abbett uses for research purposes may be paid for with client commissions, while Lord Abbett will use its own funds to pay for the percentage of the product or service that it uses for non-research purposes. In making this good faith allocation, Lord Abbett faces a potential conflict of interest, but Lord Abbett believes that its allocation procedures are reasonably designed to ensure that it appropriately allocates the anticipated use of such products or services to their research and non-research uses.

Lord Abbett periodically assesses the contributions of the equity brokerage and Research Services provided by broker-dealers and creates a ranking of broker-dealers reflecting these assessments. Investment managers and research analysts each evaluate the proprietary Research Services they receive from broker-dealers and make judgments as to the value and quality of such services. These assessments may affect the extent to which Lord Abbett trades with a broker-dealer, although the actual amount of transactions placed with a particular broker-dealer may not directly reflect its ranking in the voting process. Assuming identical execution quality, however, there should be a correlation between the level of trading activity with a broker-dealer and the ranking of that broker-dealer’s brokerage and proprietary Research Services. All portfolio transactions placed with such broker-dealers will be effected in accordance with Lord Abbett’s obligation to seek best execution for its client accounts. Lord Abbett periodically monitors the allocation of equity trading among broker-dealers.

From time to time, Lord Abbett prepares a list of Research Providers that it considers to provide valuable Research Services (“Research Firms”) as determined by Lord Abbett’s investment staff (“Research Evaluation”). Lord Abbett uses the Research Evaluation as a guide for allocating payments for Research Services to Research Firms, including Executing Brokers that may provide proprietary Research Services to Lord Abbett. Lord Abbett may make payments for proprietary Research Services provided by an Executing Broker through the use of commissions paid on trades executed by such Executing Broker pursuant to a Client Commission Arrangement (“Research Commissions”). Lord Abbett also uses the Research Evaluation as a guide for allocating Research Commissions and cash payments from its own resources to Research Firms that are not Executing Brokers. From time to time, Lord Abbett may allocate Research Commissions to pay for a significant portion of the Research Services that it receives. Lord Abbett also reserves the right to pay cash to a Research Firm from its own resources in an amount it determines in its discretion.

6-4

Lord Abbett’s arrangements for Research Services do not involve any commitment by Lord Abbett or the Fund regarding the allocation of brokerage business to or among any particular broker-dealer. Rather, Lord Abbett executes portfolio transactions only when they are dictated by investment decisions to purchase or sell portfolio securities. The Fund is prohibited from compensating a broker-dealer for promoting or selling Fund shares by directing the Fund’s portfolio transactions to the broker-dealer or directing any other remuneration to the broker-dealer, including commissions, mark-ups, mark downs or other fees, resulting from the Fund’s portfolio transactions executed by a different broker-dealer. The Fund is permitted to effect portfolio transactions through broker-dealers that also sell shares of the Lord Abbett funds, provided that Lord Abbett does not consider sales of shares of the Lord Abbett funds as a factor in the selection of broker-dealers to execute portfolio transactions. Thus, whether a particular broker-dealer sells shares of the Lord Abbett funds is not a factor considered by Lord Abbett when selecting broker-dealers for portfolio transactions and any such sales neither qualifies nor disqualifies the broker-dealer from executing portfolio transactions for the Fund.

Lord Abbett may select broker-dealers that provide Research Services in order to ensure the continued receipt of such Research Services which Lord Abbett believes are useful in its investment decision-making process. Further, Lord Abbett may have an incentive to execute trades through certain of such broker-dealers with which it has negotiated more favorable arrangements for Lord Abbett to receive Research Services. To the extent that Lord Abbett uses brokerage commissions paid in connection with client portfolio transactions to obtain Research Services, the brokerage commissions paid by such clients might exceed those that might otherwise be paid for execution only. In order to manage these conflicts of interest, Lord Abbett has adopted internal procedures that are designed to ensure that its primary objective in the selection of a broker-dealer is to seek best execution for the portfolio transaction.

Lord Abbett normally seeks to combine or “batch” purchases or sales of a particular security placed at or about the same time for similarly situated accounts, including the Fund, to facilitate “best execution” and to reduce other transaction costs, if relevant. All accounts included in a batched transaction through a broker-dealer that provides Lord Abbett with research or other services pay the same commission rate, regardless of whether one or more accounts has prohibited Lord Abbett from receiving any credit toward such services from its commissions. Each account that participates in a particular batched order, including the Fund, will do so at the average share price for all transactions related to that order.

Brokerage Commissions Paid to Independent Broker-Dealer Firms. The Fund paid total brokerage commissions on transactions of securities to independent broker-dealer firms as follows for the last three fiscal years.

Fiscal Year Ended December 31,

2011	2010	2009

$21,392	$46,481	$57,523

Lord Abbett purchased third party Research Services with its own resources during the fiscal years ended December 31, 2011, 2010, and 2009.

The Fund did not pay any portion of the amounts shown above to firms as a result of directed brokerage transactions to brokers for Research Services provided.

All such portfolio transactions were conducted on a “best execution” basis, as discussed above. The provision of Research Services was not necessarily a factor in the placement of all such transactions.

Regular Broker Dealers. For each of the following regular brokers or dealers (as defined in Rule 10b-1 under the Act) that derived, or has a parent that derived, more than 15% of its gross revenues from the business of a broker, a dealer, an underwriter, or an investment adviser, the Fund acquired, during the fiscal year ended December 31, 2011, either its securities or the securities of its parent:

6-5

Regular Broker or Dealer	Value of the Fund’s Aggregate Holdings of the Regular Broker’s or Dealer’s or Parent’s Securities As of December 31, 2011
Bank of America/Merrill Lynch	$500,400.00
Citigroup	$487,500.00
J.P. Morgan Securities Inc.	$1,163,750.00
Wells Fargo	$1,523,587.50

6-6

7.
Classes of Shares

All shares have equal noncumulative voting rights and equal rights with respect to dividends, assets and liquidation, except for certain class-specific expenses. They are fully paid and nonassessable when issued and have no preemptive or conversion rights. Additional classes, series, or funds may be added in the future. The Act requires that where more than one class, series, or fund exists, each class, series, or fund must be preferred over all other classes, series or funds in respect of assets specifically allocated to such class, series, or fund.

Rule 18f-2 under the Act provides that any matter required to be submitted, by the provisions of the Act or applicable state law, or otherwise, to the holders of the outstanding voting securities of an investment company shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each class affected by such matter. Rule 18f-2 further provides that a class shall be deemed to be affected by a matter, unless the interests of each class, series, or fund in the matter are substantially identical or the matter does not affect any interest of such class, series, or fund. However, Rule18f-2 exempts the selection of the independent registered public accounting firm, the approval of a contract with a principal underwriter, and the election of directors/trustees from the separate voting requirements.

The Company’s By-Laws provide that the Fund shall not hold an annual meeting of its shareholders in any year unless the election of directors is required to be acted on by shareholders under the Act, or unless called by a majority of the Board or by shareholders holding at least one quarter of the stock of the Fund’s outstanding and entitled to vote at the meeting. A special meeting may be held if called by the Chairman of the Board or President, by a majority of the Board, or by shareholders holding at least one quarter of the stock of the Fund outstanding and entitled to vote at the meeting.

7-1

8.
Purchases, Redemptions, Pricing, and Payments to Dealers

Pricing of Fund Shares. Information concerning how we value Fund shares is contained in the prospectus under “Account Policies – Pricing of Fund Shares.”

Under normal circumstances, we calculate the NAV per share for the Fund as of the close of the NYSE on each day that the NYSE is open for trading by dividing the total net assets by the number of shares outstanding at the time of calculation. The NYSE is closed on Saturdays and Sundays and on days when it observes the following holidays -- New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NYSE may change its holiday schedule or hours of operation at any time.

Portfolio securities are valued at market value as of the close of the NYSE. Market value will be determined as follows: securities listed or admitted to trading privileges on any national or foreign securities exchange, or on the NASDAQ National Market System are valued at the last sale price, or, if there is no sale on that day, at the last bid, or, in the case of bonds, in the OTC market, if that market more accurately reflects the market value of the bonds. Unlisted equity securities are valued at the last transaction price, or if there were no transactions that day, at the mean between the last bid and asked prices. OTC fixed income securities are valued at prices supplied by independent pricing services, which reflect broker-dealer-supplied valuations and electronic data processing techniques reflecting the mean between the bid and asked prices. The principal markets for non-U.S. securities and U.S. fixed income securities also generally close prior to the close of the NYSE. Consequently, values of non-U.S. investments and U.S. fixed income securities will be determined as of the earlier closing of such exchanges and markets unless the Fund prices such a security at its fair value. Securities for which market quotations are not available are valued at fair market value under procedures approved by the Board, as described in the prospectus.

All assets and liabilities expressed in foreign currencies will be converted into U.S. dollars at the exchange rates of such currencies against U.S. dollars provided by an independent pricing service as of the close of regular trading on the NYSE. If such exchange rates are not available, the rate of exchange will be determined in accordance with policies established by the Board.

Purchases through Financial Intermediaries. The Fund and/or Lord Abbett Distributor have authorized one or more agents to receive on its behalf purchase and redemption orders. Such agents are authorized to designate other intermediaries to receive purchase and redemption orders on behalf of the Fund or Lord Abbett Distributor. The Fund will be deemed to have received a purchase or redemption order when an authorized agent or, if applicable, an agent’s authorized designee, receives the order. The order will be priced at the Fund’s NAV next computed after it is received by the Fund’s authorized agent, or, if applicable, the agent’s authorized designee. A financial intermediary may charge transaction fees on the purchase and/or sale of Fund shares.

Revenue Sharing and Other Payments to Dealers and Financial Intermediaries. As described in the Fund’s prospectus, Lord Abbett or Lord Abbett Distributor, in its sole discretion, at its own expense and without cost to the Fund or shareholders, also may make payments to dealers and other firms authorized to accept orders for Fund shares (collectively, “Dealers”) in connection with marketing and/or distribution support for Dealers, shareholder servicing, entertainment, training and education activities for the Dealers, their investment professionals and/or their clients or potential clients, and/or the purchase of products or services from such Dealers. Some of these payments may be referred to as revenue sharing payments. As of the date of this SAI, the Dealers to whom Lord Abbett or Lord Abbett Distributor has agreed to make revenue sharing payments (not including payments for entertainment, and training and education activities for the Dealers, their investment professionals and/or their clients or potential clients) with respect to the Fund and/or other Lord Abbett Funds were as follows:

8-1

AIG Advisor Group, Inc.	Morgan, Keegan & Company, Inc.
Allstate Life Insurance Company	Morgan Stanley Smith Barney, LLC
Allstate Life Insurance Company of New York	Multi-Financial Securities Corporation
Ameriprise Financial Services, Inc.	National Planning Holdings, Inc.
Ascensus, Inc.	Nationwide Investment Services Corporation
AXA Equitable Life Insurance Company	Pacific Life & Annuity Company
B.C. Ziegler and Company	Pacific Life Insurance Company
Banc of America	Pershing, LLC
Business Men’s Assurance Company of America/	PHL Variable Insurance Company
RBC Insurance	Phoenix Life and Annuity Company
Bodell Overcash Anderson & Co., Inc.	Phoenix Life Insurance Company
Cadaret, Grant & Co., Inc.	Primevest Financial Services, Inc.
Cambridge Investment Research, Inc.	Principal Life Insurance Company
Charles Schwab & Co., Inc.	Protective Life Insurance Company
Citigroup Global Markets, Inc.	RBC Capital Markets Corporation (formerly RBC Dain Rauscher)
Commonwealth Financial Network	RBC Capital Markets, LLC
CRI Securities, LLC	RBC Insurance d/b/a Liberty Life Insurance
Edward D. Jones & Co., L.P.	Raymond James & Associates, Inc.
Family Investors Company	Raymond James Financial Services, Inc.
Fidelity Brokerage Services, LLC	Securian Financial Services, Inc.
Financial Network Investment Corporation	Securities America, Inc.
First Security Benefit Life Insurance and Annuity Company	Security Benefit Life Insurance Company
First SunAmerica Life Insurance Company	SunAmerica Annuity Life Assurance Company
First Allied Securities, Inc.	Sun Life Assurance Company of Canada
Genworth Life & Annuity Insurance Company	Sun Life Insurance and Annuity Company of New York
Genworth Life Insurance Company of New York	TIAA-CREF Individual & Institutional Services, LLC
Hartford Life and Annuity Insurance Company	TFS Securities, Inc.
Hartford Life Insurance Company	Transamerica Advisors Life Insurance Company
Investacorp, Inc.	Transamerica Advisors Life Insurance Company of New York
James I. Black & Co.	Triad Advisors, Inc.
Janney Montgomery Scott LLC	UBS Financial Services Inc.
Legg Mason Walker Wood Incorporated	U.S. Bancorp Investments, Inc.
Lincoln Financial Network (Lincoln Financial Advisors Corp.	Wells Fargo Advisors
& Lincoln Financial Securities Corp.)	Wells Fargo Investments LLC
Lincoln Life & Annuity Company of New York	Woodbury Financial Services, Inc.
Lincoln National Life Insurance Company
Linsco/Private Ledger Corp.
MassMutual Life Investors Services, Inc.
Merrill Lynch Life Insurance Company/ML Life
Insurance Company of New York (n/k/a Transamerica
Advisors)
Merrill Lynch, Pierce, Fenner & Smith
Incorporated (and/or certain of its affiliates)
MetLife Securities, Inc.

For more specific information about any revenue sharing payments made to your Dealer, you should contact your investment professional. See “Financial Intermediary Compensation” in the Fund’s prospectus for further information.

The Lord Abbett Funds understand that, in accordance with guidance from the U.S. Department of Labor, retirement and benefit plans, sponsors of qualified retirement plans and/or recordkeepers may be required to use the fees they (or, in the case of recordkeepers, their affiliates) receive for the benefit of the retirement and benefit plans or the investors. This may take the form of recordkeepers passing the fees through to their clients or reducing the clients’ charges by the amount of fees the recordkeeper receives from mutual funds.

Evelyn E. Guernsey, an Independent Director/Trustee of the Company, owns outstanding shares of and was affiliated with J.P. Morgan Chase & Co., which (or subsidiaries of which) may receive recordkeeping payments from the Funds and/or other Lord Abbett Funds.

8-2

9.
Taxation of the Funds

The Fund has elected, has qualified, and intends to continue to qualify for the special tax treatment afforded regulated investment companies under the Internal Revenue Code of 1986, as amended (the “Code”). Because each series of the Company is treated as a separate entity for federal income tax purposes, the status of the Fund as a regulated investment company is determined separately by the Internal Revenue Service. If the Fund qualifies for the special tax treatment afforded to a regulated investment company, the Fund will not be liable for U.S. federal income taxes on income and capital gains that the Fund timely distributes to its shareholders. If in any taxable year the Fund fails to so qualify, but is eligible for statutory relief, the Fund may be required to pay penalty taxes (or interest charges in the nature of a penalty) and/or to dispose of certain assets in order to continue to qualify for such tax treatment. If the Fund is not so eligible or if the Fund does not choose to avail itself of such relief, all of the Fund’s taxable income will be taxed to the Fund at regular corporate rates and when such income is distributed, such distributions will be further taxed at the shareholder level. Assuming the Fund continues to qualify for the favorable tax treatment afforded to a regulated investment company, it may be subject to a 4% non-deductible excise tax on certain amounts that are not distributed or treated as having been distributed on a timely basis each calendar year if more than $250,000 of seed capital is invested in shares of the Fund. The Fund intends to distribute to its shareholders each year an amount adequate to avoid the imposition of this excise tax, if applicable. The Fund contemplates declaring and paying as dividends each year substantially all of its net investment income and net capital gains.

Tax Treatment of Variable Contracts.

For federal income tax purposes, the insurance company separate accounts that invest in the Fund will be treated as receiving the income from the Fund’s distributions to such accounts, provided that certain diversification and “investor control” requirements are met. In order for owners of Variable Contracts to receive such favorable tax treatment, diversification requirements in Section 817(h) of the Code must be satisfied. To determine whether the diversification requirements are satisfied, an insurance company that offers Variable Contracts generally may “look through” to the assets of a regulated investment company in which it owns shares if, among other requirements, (1) all the shares of the regulated investment company are held by segregated asset accounts of insurance companies and (2) public access to such shares is only available through the purchase of a variable contract, subject to certain limited exceptions. This provision permits a segregated asset account to invest all of its assets in shares of a single regulated investment company without being considered nondiversified, provided that the regulated investment company meets the Section 817(h) diversification requirements. This “look through” treatment typically increases the diversification of the account, because a portion of each of the assets of the underlying fund is considered to be held by the segregated asset account. Because the Fund expects that this look-through rule will apply in determining whether the Section 817(h) diversification requirements are satisfied with respect to the variable contracts invested in the insurance company separate accounts that own shares in the Fund, the Fund intends to comply with these requirements.

These diversification requirements can be satisfied in one of two ways. First, the requirements will be satisfied if the Fund invests not more than 55 percent of the total value of its assets in the securities of a single issuer; not more than 70 percent of the value of its total assets in the securities of any two issuers; not more than 80 percent of the value of its total assets in the securities of any three issuers; and not more than 90 percent of the value of its total assets in the securities of any four issuers. For purposes of this diversification rule, all securities of the same issuer are considered a single investment. In the case of government securities, each United States government agency or instrumentality is generally treated as a separate issuer. In addition, to the extent any security is guaranteed or insured by the U.S. or an instrumentality of the U.S., it will be treated as having been issued by the U.S. or the instrumentality, as applicable. Alternatively, the diversification requirements will be satisfied with respect to Fund shares owned by insurance companies as investments for variable contracts if (i) no more than 55 percent of the value of the Fund’s total assets consists of cash, cash items (including receivables), U.S. government securities, and securities of other regulated investment companies, and (ii) the Fund satisfies additional diversification requirements applicable to all regulated investment companies under Subchapter M of the Code. To satisfy these latter requirements, the Fund at the end of each quarter of its taxable year must invest (i) at least 50 percent of the value of its total assets in cash and cash items (including receivables), U.S. government securities, securities of other regulated investment companies, and other securities limited generally in respect of any one issuer to not more than 5 percent of the value of the total assets of the Fund and not more than 10 percent of the outstanding voting

9-1

securities of the issuer, and (ii) not more than 25 percent of the value of its total assets in the securities (other than those of the U.S. government or other regulated investment companies) of any one issuer or two or more issuers that the Fund controls and which are engaged in the same, similar, or related trades or businesses.

The Fund will be considered to be in compliance with the Section 817(h) diversification requirements if adequately diversified on the last day of each calendar quarter. The Fund that meets the diversification requirements as of the close of a calendar quarter will not be considered nondiversified in a subsequent quarter because of a discrepancy between the value of its assets and the diversification requirements unless the discrepancy exists immediately after the acquisition of any asset and is attributable, in whole or in part, to such acquisition.

If the separate account investing in the Fund is not adequately diversified at the required time, a Variable Contract based on the separate account during the specified time will not be treated as an annuity or life insurance contract within the meaning of the Code and all income accrued on the Variable Contract for the current and all prior taxable years will be subject to current federal taxation at ordinary income rates to the holders of such contracts. The Variable Contract will also remain subject to a current taxation for all subsequent tax periods regardless of whether the Fund or separate account becomes adequately diversified in future periods.

In addition to the Section 817(h) diversification requirements, “investor control” limitations also are imposed on owners of Variable Contracts. Under these rules, generally owners of such contract must not be able to direct the Fund’s investment in any particular asset. Compliance with certain of these limitations is not within the control of the Fund. The Treasury Department may issue future regulations or rulings or seek legislative changes addressing the circumstances in which a Variable Contract owner’s control of the investments of the separate account may cause the contract owner, rather than the insurance company, to be treated as the owner of the assets held by the separate account. If the contract owner is considered the owner of the securities underlying the separate account, income and gains produced by those securities would be included currently in the contract owner’s gross income. It is not known what standards will be set forth in any regulations, rulings, or legislative change.

In the event that there is a legislative change or rulings or regulations are issued, there can be no assurance that the Fund will be able to operate as currently described, or that the Trust will not have to change the Fund’s investment objective or investment policies. While the Fund’s investment objective is fundamental and may be changed only by a vote of a majority of its outstanding shares, the investment policies of the Fund may be modified as necessary to prevent any such prospective rulings, regulations, or legislative change from causing Variable Contract owners to be considered the owners of the shares of the Fund.

For a discussion of the tax consequences to owners of Variable Contracts of Fund distributions to insurance company separate accounts, please see the prospectus provided by the insurance company for your Variable Contract. Because of the unique tax status of Variable Contracts, you also should consult your tax advisor regarding the tax consequences of owning Variable Contracts under the federal, state, and local tax rules that apply to you.

9-2

10.
Underwriter

Lord Abbett Distributor, a New York limited liability company and subsidiary of Lord Abbett, 90 Hudson Street, Jersey City, NJ 07302-3973, serves as the principal underwriter for the Fund. The Company has entered into a distribution agreement with Lord Abbett Distributor, under which Lord Abbett Distributor is obligated to use its best efforts to find purchasers for the shares of the Fund, and to make reasonable efforts to sell Fund shares, on a continuous basis, so long as, in Lord Abbett Distributor’s judgment, a substantial distribution can be obtained by reasonable efforts.

10-1

11.
Financial Statements

[TO BE UPDATED]

11-1

APPENDIX A
FUND PORTFOLIO INFORMATION RECIPIENTS

The following is a list of the third parties that are eligible to receive portfolio holdings or related information pursuant to ongoing arrangements under the circumstances described above under Investment Policies – Policies and Procedures Governing Disclosure of Portfolio Holdings:

Portfolio Holdings*

Abel/Noser Corp.	Monthly
Base-Two Investment Systems, Inc.	Daily
Becker, Burke Associates	Monthly
Berthel Schutter	Monthly
Bloomberg L.P.	Daily
BNY Convergex Execution Solutions LLC	Upon Request
Callan Associates Inc.	Monthly
Cambridge Associates LLC	Monthly
Cardinal Investment Advisors LLC	Upon Request
Citigroup/The Yield Book, Inc.	Daily
CJS Securities, Inc.	Daily
CL King & Associates	Monthly
Concord Advisory Group Ltd.	Monthly
Credit Suisse Transition Management	Upon Request
CTVglobemedia f/k/a Bell GlobeMedia Publishing Co.	Monthly
Curcio Webb	Monthly
Deloitte & Touche LLP	Annually
DeMarche Associates, Inc.	Upon Request
Edward D. Jones & Co., L.P.	Monthly
Evaluation Associates, LLC	Monthly
FactSet Research Systems, Inc.	Daily
Financial Model Co. (FMC)	Daily
Flow of Capital, Inc.	Upon Request
Frank Russell Company	Upon Request
Fund Evaluation Group, LLC	Quarterly
Hartland & Co.	Monthly
Inforlago IT Ltd.	Upon Request
ING Life Insurance and Annuity Company / ING Insurance Company of America	Upon Request
Institutional Shareholder Services, Inc. (ISS)	Daily
Investment Technology Group (ITG)	Daily
Investortools Inc.	Upon Request
Ipreo	Upon Request
Jeffrey Slocum & Associates, Inc.	Monthly
John Hancock Financial Services	Upon Request
JP Morgan Securities, Inc.	Monthly
Kirkpatrick & Lockhart Preston Gates Ellis LLP (counsel to Lord, Abbett & Co. LLC)	Upon Request
LCG Associates, Inc.	Upon Request
Lipper Inc., a Reuters Company (tech)	Monthly

A-1

Portfolio Holdings*

Longbow Research	Monthly
Louise Yamada Technical Research Advisors, LLC	Upon Request
Marquette Associates	Upon Request
Merrill Lynch, Pierce, Fenner & Smith, Inc.	Monthly
Morningstar Associates, Inc., Morningstar, Inc.	Daily
MSCI Barra	Daily
Muzea Insider Consulting Services	Weekly
Natixis Bleichroeder, Inc.	Upon Request
Nock, Inc.	Daily
Northern Trust Investments, N.A.	Upon Request
Pierce Park Group	Monthly
Prime Buchholz & Associates, Inc.	Upon Request
Princeton Financial Systems	Upon Request
Rabil Stock Research, LLC	Upon Request
RBC Capital Markets Corporation	Upon Request
Reuters America LLC	Daily
Robert W. Baird & Co. Incorporated	Upon Request
Rocaton Investment Advisors, LLC	Monthly
Rogerscasey	Monthly
Russell Implementation Services Inc.	Upon Request
R.V. Kuhns & Associates, Inc.	Upon Request
SG Constellation LLC	Daily
Sidoti & Company, LLC	Upon Request
State Street Corporation	Daily
Stifel, Nicholaus & Co. Inc.	Quarterly
Stratford Advisory Group. Inc.	Upon Request
Sungard Expert Solutions, Inc.	Daily
The Marco Consulting Group	Monthly
Towers Watson Investment Services, Inc. f/k/a Watson Wyatt Worldwide	Monthly
Wall Street Source	Daily
Watershed Investment Consultants	Quarterly
Wilmer Cutler Pickering Hale and Dorr LLP	Upon Request

*

The Fund may provide its portfolio holdings to (a) third parties that render services to the Fund relating to such holdings (i.e., pricing vendors, ratings organizations, custodians, external administrators, independent registered public accounting firms, counsel, etc.) as appropriate to the service being provided to the Fund, on a daily, monthly, calendar quarterly or annual basis, and (b) third party consultants on a daily, monthly or calendar quarterly basis for the purpose of performing their own analyses with respect to the Fund within one day following each calendar period end.

A-2

APPENDIX B

LORD, ABBETT & CO. LLC

PROXY VOTING POLICIES AND PROCEDURES

Introduction

Under the Investment Advisers Act of 1940, as amended, Lord, Abbett & Co. LLC (“Lord Abbett” or “we”) acts as a fiduciary that owes each of its clients duties of care and loyalty with respect to all services undertaken on the client’s behalf, including proxy voting. This means that Lord Abbett is required to vote proxies in the manner we believe is in the best interests of each client, including the Lord Abbett Funds (the “Funds”) and their shareholders. We take a long-term perspective in investing our clients’ assets and employ the same perspective in voting proxies on their behalf. Accordingly, we tend to support proxy proposals that we believe are likely to maximize shareholder value over time, whether such proposals were initiated by a company or its shareholders.

Proxy Voting Process Overview

Lord Abbett has a Proxy Group within its Operations Department (the “Proxy Group”) that oversees proxy voting mechanics on a day-to-day basis and provides Lord Abbett’s Proxy Policy Committee (the “Proxy Policy Committee”) and Investment Department personnel with information regarding proxy voting. The Proxy Policy Committee consists of Lord Abbett’s Chief Investment Officer, Director of Domestic Equity Portfolio Management, Director of International Equity, Director of Research, and General Counsel. Voting decisions are made by the Investment Department in accordance with these policies and procedures and are carried out by the Proxy Group.

Lord Abbett has retained an independent third party service provider (the “Proxy Advisor”) to analyze proxy issues and recommend how to vote on those issues, and to provide assistance in the administration of the proxy process, including maintaining complete proxy voting records.6 While Lord Abbett takes into consideration the information and recommendations of the Proxy Advisor, Lord Abbett votes all proxies based on its own proxy voting policies, including Lord Abbett’s conclusions regarding the best interests of the Funds, their shareholders, and other advisory clients, rather than basing decisions solely on the Proxy Advisor’s recommendations.

Lord Abbett has implemented a three-pronged approach to the proxy voting process, which is described more fully below:

•

In cases where we deem any client’s position in a company to be material,[7] the relevant investment team is responsible for determining how to vote the security. Once a voting decision has been made, the investment team provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

•

In cases where we deem all clients’ positions in a company to be non-material, the Chief Administrative Officer for the Investment Department is responsible for determining how to vote the security. The Chief Administrative Officer may seek guidance from the relevant investment team, the Proxy Policy Committee or any of its members, the Proxy Advisor, or other sources to determine how to vote. Once a voting decision has been made, the Chief Administrative Officer provides instructions to the Proxy Group, which is responsible for submitting Lord Abbett’s vote.

1 Lord Abbett currently retains Institutional Shareholder Services Inc. as the Proxy Advisor.

2        We presently consider a position in a particular company to be material if: (1) it represents more than 1% of any client’s portfolio holdings and all clients’ positions in the company together represent more than 1% of the company’s outstanding shares; or (2) all clients’ positions in the company together represent more than 5% of the company’s outstanding shares. For purposes of determining materiality, we exclude shares held by clients with respect to which Lord Abbett does not have authority to vote proxies. We also exclude shares with respect to which Lord Abbett’s vote is restricted or limited due to super-voting share structures (where one class of shares has super-voting rights that effectively disenfranchise other classes of shares), vote limitation policies, and other similar measures. This definition of materiality is subject to change at our discretion.

•

Lord Abbett has identified certain types of proxy proposals that it considers purely administrative in nature and as to which it always will vote in the same manner. The Proxy Group is authorized to vote on such proposals without receiving instructions from the Investment Department, regardless of the materiality of any client’s position. Lord Abbett presently considers the following specific types of proposals to fall within this category: (1) proposals to change a company’s name, as to which Lord Abbett always votes in favor; (2) proposals regarding formalities of shareholder meetings (namely, changes to a meeting’s date, time, or location), as to which Lord Abbett always votes in favor; and (3) proposals to allow shareholders to transact other business at a meeting, as to which Lord Abbett always votes against.

When multiple investment teams manage one or more portfolios that hold the same voting security, the investment team that manages the largest number of shares of the security will be considered to have the dominant position and Lord Abbett will vote all shares on behalf of all clients that hold the security in accordance with the vote determined by the investment team with the dominant position.

Conflicts of Interest

Lord Abbett is an independent, privately held firm with a singular focus on the management of money. Although Lord Abbett does not face the conflicts of interest inherent in being part of a larger financial institution, conflicts of interest nevertheless may arise in the proxy voting process. Such a conflict may exist, for example, when a client’s account holds shares of a company that also is a client of Lord Abbett. We have adopted safeguards designed to ensure that conflicts of interests are identified and resolved in our clients’ best interests rather than our own. Generally, when a potential conflict of interest arises, Lord Abbett adheres to its voting guidelines on the issue or, if the guidelines do not address the particular issue, we would follow the Proxy Advisor’s recommendation.

Lord Abbett maintains a list of all publicly held companies for which one of the Funds’ independent directors/trustees also serves on the board of directors or is a nominee for election to the board of directors. If a Fund owns stock in such a company and if Lord Abbett decides not to follow the Proxy Advisor’s recommendation concerning a proxy proposal involving the company, Lord Abbett will notify the related Fund’s Proxy Committee8 and seek voting instructions from the Committee. In these instances, if applicable, the independent director/trustee will abstain from any discussions by the Fund’s Proxy Committee regarding the company.

Lord Abbett also maintains a list of all publicly held companies (including any subsidiaries of such companies) that have a significant business relationship with Lord Abbett. A “significant business relationship” for this purpose means: (1) a broker dealer firm that is responsible for one percent or more of the Funds’ total dollar amount of shares sold for the last 12 months; (2) a firm that is a sponsor firm with respect to Lord Abbett’s separately managed account business; (3) an institutional account client that has an investment management agreement with Lord Abbett; (4) an institutional investor that, to Lord Abbett’s knowledge, holds at least $5 million in shares of the Funds; and (5) a retirement plan client that, to Lord Abbett’s knowledge, has at least $5 million invested in the Funds. For proxy proposals involving such companies, Lord Abbett will notify the Funds’ Proxy Committees and seek voting instructions from the Committees only in those situations where Lord Abbett proposes not to follow the Proxy Advisor’s recommendations.

Proxy Voting Guidelines

A general summary of the guidelines that we normally follow in voting proxies appears below. These voting guidelines reflect our general views. We reserve the flexibility to vote in a manner contrary to our general views on particular issues if we believe doing so is in the best interests of our clients, including the Funds and their shareholders. Many different specific types of proposals may arise under the broad categories discussed below, and it is not possible to contemplate every issue on which we may be asked to vote. Accordingly, we will vote on

3        The Boards of Directors and Trustees of the Funds have delegated oversight of proxy voting to separate Proxy Committees comprised solely of independent directors and/or trustees, as the case may be. Each Proxy Committee is responsible for, among other things: (1) monitoring Lord Abbett’s actions in voting securities owned by the related Fund; (2) evaluating Lord Abbett’s policies in voting securities; and (3) meeting with Lord Abbett to review the policies in voting securities, the sources of information used in determining how to vote on particular matters, and the procedures used to determine the votes in any situation where there may be a conflict of interest.

proposals concerning issues not expressly covered by these guidelines based on the specific factors that we believe are relevant.

A.

Auditors – Auditors are responsible for examining, correcting, and verifying the accuracy of a company’s financial statements. Lord Abbett believes that companies normally are in the best position to select their auditors and, therefore, we generally support management’s recommendations concerning the ratification of the selection of auditors. However, we may evaluate such proposals on a case-by-case basis due to concerns about impaired independence, accounting irregularities, or failure of the auditors to act in shareholders’ best economic interests, among other factors we may deem relevant.

B.	Directors

1.

Election of directors – The board of directors of a company oversees all aspects of the company’s business. Companies and, under certain circumstances, their shareholders, may nominate directors for election by shareholders. Lord Abbett believes that the independent directors currently serving on a company’s board of directors (or a nominating committee comprised of such independent directors) generally are in the best position to identify qualified director nominees. Accordingly, we normally vote in accordance with management’s recommendations on the election of directors. In evaluating a director nominee’s candidacy, however, Lord Abbett may consider the following factors, among others: (1) the nominee’s experience, qualifications, attributes, and skills, as disclosed in the company’s proxy statement; (2) the composition of the board and its committees; (3) whether the nominee is independent of company management; (4) the nominee’s board meeting attendance; (5) the nominee’s history of representing shareholder interests on the company’s board or other boards; (6) the nominee’s investment in the company; (7) the company’s long-term performance relative to a market index; and (8) takeover activity. In evaluating a compensation committee nominee’s candidacy, Lord Abbett may consider additional factors including the nominee’s record on various compensation issues such as tax gross-ups, severance payments, options repricing, and pay for performance, although the nominee’s record as to any single compensation issue alone will not necessarily be determinative. Lord Abbett may withhold votes for some or all of a company’s director nominees on a case-by-case basis.

2.

Majority voting – Under a majority voting standard, director nominees must be elected by an affirmative majority of the votes cast at a meeting. Majority voting establishes a higher threshold for director election than plurality voting, in which nominees who receive the most votes are elected, regardless of how small the number of votes received is relative to the total number of shares voted. Lord Abbett generally supports proposals that seek to adopt a majority voting standard.

3.

Board classification – A “classified” or “staggered” board is a structure in which only a portion of a company’s board of directors (typically one-third) is elected each year. A company may employ such a structure to promote continuity of leadership and thwart takeover attempts. Lord Abbett generally votes against proposals to classify a board, absent special circumstances indicating that shareholder interests would be better served by such a structure. In evaluating a classified board proposal, Lord Abbett may consider the following factors, among others: (1) the company’s long-term strategic plan; (2) the extent to which continuity of leadership is necessary to advance that plan; and (3) the need to guard against takeover attempts.

4.

Independent board and committee members – An independent director is one who serves on a company’s board but is not employed by the company or affiliated with it in any other capacity. While company boards may apply different standards in assessing director independence, including any applicable standards prescribed by stock exchanges and the federal securities laws, a director generally is determined to qualify as independent if the director does not have any material relationship with the company (either directly or indirectly) based on all relevant facts and circumstances. Material relationships can include employment, business, and familial relationships, among others. Lord Abbett believes that independent board and committee membership often helps to mitigate the inherent conflicts of interest that arise when a company’s executive officers also serve on its board and committees. Therefore, we generally support the election of board or committee nominees if such election would cause a majority of a company’s board or committee members to be independent. However, a nominee’s effect on the independent composition of the board or any committee is one of many factors Lord Abbett considers in voting on the nominee and will not necessarily be dispositive.

5.

Independent board chairman – Proponents of proposals to require independent board chairmen (formerly often referred to as “separation of chairman and chief executive officer” proposals) seek to enhance board accountability and mitigate a company’s risk-taking behavior by requiring that the role of the chairman of the company’s board of directors be filled by an independent director. We generally vote with management on proposals that call for independent board chairmen. We may vote in favor of such proposals on a case-by-case basis, despite management opposition, if we believe that a company’s governance structure does not promote independent oversight through other means, such as a lead director, a board composed of a majority of independent directors, and/or independent board committees. In evaluating independent chairman proposals, we will focus in particular on the presence of a lead director, which is an independent director designated by a board with a non-independent chairman to serve as the primary liaison between company management and the independent directors and act as the independent directors’ spokesperson.

C.	Compensation and Benefits

1.

General – In the wake of recent corporate scandals and market volatility, shareholders increasingly have scrutinized the nature and amount of compensation paid by a company to its executive officers and other employees. Lord Abbett believes that because a company has exclusive knowledge of material information not available to shareholders regarding its business, financial condition, and prospects, the company itself usually is in the best position to make decisions about compensation and benefits. Accordingly, we generally vote with management on such matters. However, we may oppose management on a case-by-case basis if we deem a company’s compensation to be excessive or inconsistent with its peer companies’ compensation, we believe a company’s compensation measures do not foster a long-term focus among its executive officers and other employees, or we believe a company has not met performance expectations, among other reasons. Discussed below are some specific types of compensation-related proposals that we may encounter.

2.

Incentive compensation plans – An incentive compensation plan rewards an executive’s performance through a combination of cash compensation and stock awards. Incentive compensation plans are designed to align an executive’s compensation with a company’s long-term performance. As noted above, Lord Abbett believes that management generally is in the best position to assess executive compensation levels and, therefore, generally votes with management on proposals relating to incentive compensation plans. In evaluating such a proposal, however, Lord Abbett may consider the following factors, among others: (1) the executive’s expertise and the value he or she brings to the company; (2) the company’s performance, particularly during the executive’s tenure; (3) the percentage of overall compensation that consists of stock; (4) whether and/or to what extent the incentive compensation plan has any potential to dilute the voting power or economic interests of other shareholders; (5) the features of the plan and costs associated with it; (6) whether the plan provides for repricing or replacement of underwater stock options; and (7) quantitative data from the Proxy Advisor regarding compensation ranges by industry and company size. We also scrutinize very closely the proposed repricing or replacement of underwater stock options, taking into consideration the stock’s volatility, management’s rationale for the repricing or replacement, the new exercise price, and any other factors we deem relevant.

3.

Say on pay – “Say on pay” proposals give shareholders a nonbinding vote on executive compensation. These proposals are designed to serve as a means of conveying to company management shareholder concerns, if any, about executive compensation. Lord Abbett believes that management generally is in the best position to assess executive compensation. Thus, we generally vote with management on say on pay proposals unless we believe that compensation has been excessive or direct feedback to management about compensation has not resulted in any changes. We also generally vote with management on proposals regarding the frequency of say on pay votes. However, any particular vote will be based on the specific facts and circumstances we deem relevant.

4.

Pay for performance – “Pay for performance” proposals are shareholder proposals that seek to achieve greater alignment between executive compensation and company performance. Shareholders initiating these proposals tend to focus on board compensation committees’ accountability, the use of independent compensation consultants, enhanced disclosure of compensation packages, and perquisites given to executives. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally follow management’s voting recommendations regarding pay for performance proposals. However, we may evaluate such proposals on a case-by-case basis if we believe a company’s long-term interests and its executives’ financial incentives are not properly aligned or if we question the methodology a company followed in setting executive compensation, among other reasons.

5.

Clawback provisions – A clawback provision allows a company to recoup or “claw back” incentive compensation paid to an executive if the company later determines that the executive did not actually meet applicable performance goals. For example, such provisions might be used when a company calculated an executive’s compensation based on materially inaccurate or fraudulent financial statements. Some clawback provisions are triggered only if the misalignment between compensation and performance is attributable to improper conduct on the part of the executive. Shareholder proponents of clawback proposals believe that they encourage executive accountability and mitigate a company’s risk-taking behavior. Because Lord Abbett believes that management generally is in the best position to assess executive compensation, we generally vote with management on clawback proposals. We may, however, evaluate such a proposal on a case-by-case basis due to concerns about the amount of compensation paid to the executive, the executive’s or the company’s performance, or accounting irregularities, among other factors we may deem relevant.

6.

Anti-gross-up policies – Tax “gross-ups” are payments by a company to an executive intended to reimburse some or all of the executive’s tax liability with respect to compensation, perquisites, and other benefits. Because the gross-up payment also is taxable, it typically is inflated to cover the amount of the tax liability and the gross-up payment itself. Critics of such payments argue that they often are not transparent to shareholders and can substantially enhance an executive’s overall compensation. Thus, shareholders increasingly are urging companies to establish policies prohibiting tax gross-ups. Lord Abbett generally favors adoption of anti-tax gross-up policies themselves, but will not automatically vote against a compensation committee nominee solely because the nominee approved a gross-up.

7.

Severance agreements and executive death benefits – Severance or so-called “golden parachute” payments sometimes are made to departing executives after termination or upon a company’s change in control. Similarly, companies sometimes make executive death benefit or so-called “golden coffin” payments to an executive’s estate. Both practices increasingly are coming under shareholder scrutiny. While we generally vote with management on compensation matters and acknowledge that companies may have contractual obligations to pay severance or executive death benefits, we scrutinize cases in which such benefits are especially lucrative or are granted despite the executive’s or the company’s poor performance, and may vote against management on a case-by-case basis as we deem appropriate. We also generally support proposals to require that companies submit severance agreements and executive death benefits for shareholder ratification.

8.

Executive pay limits – Lord Abbett believes that a company’s flexibility with regard to its compensation practices is critical to its ability to recruit, retain, and motivate key talent. Accordingly, we generally vote with management on shareholder proposals that seek to impose limits on executive compensation.

9.

Employee stock purchase plans – Employee stock purchase plans permit employees to purchase company stock at discounted prices and, under certain circumstances, receive favorable tax treatment when they sell the stock. Lord Abbett generally follows management’s voting recommendation concerning employee stock purchase plans, although we generally do not support plans that are dilutive.

D.	Corporate Matters

1.

Charter amendments – A company’s charter documents, which may consist of articles of incorporation or a declaration of trust and bylaws, govern the company’s organizational matters and affairs. Lord Abbett believes that management normally is in the best position to determine appropriate amendments to a company’s governing documents. Some charter amendment proposals involve routine matters, such as changing a company’s name or procedures relating to the conduct of shareholder meetings. Lord Abbett believes that such routine matters do not materially affect shareholder interests and, therefore, we vote with management with respect to them in all cases. Other types of charter amendments, however, are more substantive in nature and may impact shareholder interests. We consider such proposals on a case-by-case basis to the extent they are not explicitly covered by these guidelines.

2.

Changes to capital structure – A company may propose amendments to its charter documents to change the number of authorized shares or create new classes of stock. We generally support proposals to increase a company’s number of authorized shares when the company has articulated a clear and reasonable purpose for the increase (for example, to facilitate a stock split, merger, acquisition, or restructuring). However, we generally oppose share capital increases that would have a dilutive effect. We also generally oppose proposals to create a new class of stock with superior voting rights.

3.

Reincorporation – We generally follow management’s recommendation regarding proposals to change a company’s state of incorporation, although we consider the rationale for the reincorporation and the financial, legal, and corporate governance implications of the reincorporation. We will vote against reincorporation proposals that we believe contravene shareholders’ interests.

4.

Mergers, acquisitions, and restructurings – A merger or acquisition involves combining two distinct companies into a single corporate entity. A restructuring involves a significant change in a company’s legal, operational, or structural features. After these kinds of transactions are completed, shareholders typically will own stock in a company that differs from the company whose shares they initially purchased. Thus, Lord Abbett views the decision to approve or reject a potential merger, acquisition, or restructuring as being equivalent to an investment decision. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the anticipated financial and operating benefits; (2) the offer price; (3) the prospects of the resulting company; and (4) any expected changes in corporate governance and their impact on shareholder rights. We generally vote against management proposals to require a supermajority shareholder vote to approve mergers or other significant business combinations. We generally vote for shareholder proposals to lower supermajority vote requirements for mergers and acquisitions. We also generally vote against charter amendments that attempt to eliminate shareholder approval for acquisitions involving the issuance of more than 10% of a company’s voting stock.

E.	Anti-Takeover Issues and Shareholder Rights

1.

Proxy access – Proxy access proposals advocate permitting shareholders to have their nominees for election to a company’s board of directors included in the company’s proxy statement in opposition to the company’s own nominees. Recently adopted amendments to the U.S. Securities and Exchange Commission’s (the “SEC”) proxy rules allow shareholders or groups of shareholders satisfying certain stock ownership and other eligibility requirements to include their director nominees on a company’s proxy ballot under certain limited circumstances. Proxy access initiatives enable shareholders to nominate their own directors without incurring the often substantial cost of preparing and mailing a proxy statement, making it less expensive and easier for shareholders to challenge incumbent directors. Lord Abbett supports such measures so long as they comport with the requirements set forth in the SEC’s proxy rules. However, we generally will vote with management on proposals that seek to allow proxy access subject to less stringent requirements.

2.

Shareholder rights plans – Shareholder rights plans or “poison pills” are a mechanism of defending a company against takeover efforts. Poison pills allow current shareholders to purchase stock at discounted prices or redeem shares at a premium after a takeover, effectively making the company more expensive and less attractive to potential acquirers. Companies may employ other defensive tactics in combination with poison pills, such as golden parachutes that take effect upon a company’s change in control and therefore increase the cost of a takeover. Because poison pills can serve to entrench management and discourage takeover offers that may be attractive to shareholders, we generally vote in favor of proposals to eliminate poison pills and proposals to require that companies submit poison pills for shareholder ratification. In evaluating a poison pill proposal, however, Lord Abbett may consider the following factors, among others: (1) the duration of the poison pill; (2) whether we believe the poison pill facilitates a legitimate business strategy that is likely to enhance shareholder value; (3) our level of confidence in management; (4) whether we believe the poison pill will be used to force potential acquirers to negotiate with management and assure a degree of stability that will support good long-range corporate goals; and (5) the need to guard against takeover attempts.

3.

Chewable pill provisions – A “chewable pill” is a variant of the poison pill that mandates a shareholder vote in certain situations, preventing management from automatically discouraging takeover offers that may be attractive to shareholders. We generally support chewable pill provisions that balance management’s and shareholders’ interests by including: (1) a redemption clause allowing the board to rescind a pill after a potential acquirer’s holdings exceed the applicable ownership threshold; (2) no dead-hand or no-hand pills, which would allow the incumbent board and their approved successors to control the pill even after they have been voted out of office; (3) sunset provisions that allow shareholders to review and reaffirm or redeem a pill after a predetermined time frame; and (4) a qualifying offer clause, which gives shareholders the ability to redeem a poison pill when faced with a bona fide takeover offer.

4.

Anti-greenmail provisions – An anti-greenmail provision is a special charter provision that prohibits a company’s management from buying back shares at above market prices from potential acquirers without shareholder approval. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

5.

Fair price provisions – A fair price provision is a special charter provision that requires that all selling shareholders receive the same price from a buyer. Fair price provisions are designed to protect shareholders from inequitable two-tier stock acquisition offers in which some shareholders may be bought out on disadvantageous terms. We generally support such provisions, provided that they are not bundled with other measures that serve to entrench management or discourage attractive takeover offers.

6.

Rights to call special shareholder meetings – Proposals regarding rights to call special shareholder meetings normally seek approval of amendments to a company’s charter documents. Lord Abbett generally votes with management on proposals concerning rights to call special shareholder meetings. In evaluating such a proposal, Lord Abbett may consider the following factors, among others: (1) the stock ownership threshold required to call a special meeting; (2) the purposes for which shareholders may call a special meeting; (3) whether the company’s annual meetings offer an adequate forum in which shareholders may raise their concerns; and (4) the anticipated economic impact on the company of having to hold additional shareholder meetings.

7.

Supermajority vote requirements – A proposal that is subject to a supermajority vote must receive the support of more than a simple majority in order to pass. Supermajority vote requirements can have the effect of entrenching management by making it more difficult to effect change regarding a company and its corporate governance practices. Lord Abbett normally supports shareholders’ ability to approve or reject proposals based on a simple majority vote. Thus, we generally vote for proposals to remove supermajority vote requirements and against proposals to add them.

8.

Cumulative voting – Under cumulative or proportional voting, each shareholder is allotted a number of votes equal to the number of shares owned multiplied by the number of directors to be elected. This voting regime strengthens the voting power of minority shareholders because it enables shareholders to cast multiple votes for a single nominee. Lord Abbett believes that a shareholder or group of shareholders using this technique to elect a director may seek to have the director represent a narrow special interest rather than the interests of the broader shareholder population. Accordingly, we generally vote against cumulative voting proposals.

9.

Confidential voting – In a confidential voting system, all proxies, ballots, and voting tabulations that identify individual shareholders are kept confidential. An open voting system, by contrast, gives management the ability to identify shareholders who oppose its proposals. Lord Abbett believes that confidential voting allows shareholders to vote without fear of retribution or coercion based on their views. Thus, we generally support proposals that seek to preserve shareholders’ anonymity.

10.

Reimbursing proxy solicitation expenses - Lord Abbett generally votes with management on shareholder proposals to require a company to reimburse reasonable expenses incurred by one or more shareholders in a successful proxy contest, and may consider factors including whether the board has a plurality or majority vote standard for the election of directors, the percentage of directors to be elected in the contest, and shareholders’ ability to cumulate their votes for the directors.

11.

Transacting other business – Lord Abbett believes that proposals to allow shareholders to transact other business at a meeting deprive other shareholders of sufficient time and information to carefully evaluate the relevant business issues and determine how to vote with respect to them. Therefore, Lord Abbett always votes against such proposals.

F.

Social, Political, and Environmental Issues – Proposals relating to social, political, or environmental issues typically are initiated by shareholders and urge a company to disclose certain information or change certain business practices. Lord Abbett evaluates such proposals based on their effect on shareholder value rather than on their ideological merits. We generally follow management’s recommendation on social, political, and environmental proposals and tend to vote against proposals that are unduly burdensome or impose substantial costs on a company with no countervailing economic benefits to the company’s shareholders. Nonetheless, we pay particular attention to highly controversial issues, as well as instances where management has failed repeatedly to take corrective actions with respect to an issue.

G.

Share Blocking – Certain foreign countries impose share blocking restrictions that would prohibit Lord Abbett from trading a company’s stock during a specified period before the company’s shareholder meeting. Lord Abbett believes that in these situations, the benefit of maintaining liquidity during the share blocking period outweighs the benefit of exercising our right to vote. Therefore, it is Lord Abbett’s general policy to not vote securities in cases where share blocking restrictions apply.

Amended: March 10, 2011

APPENDIX C

Description of Corporate Bond Ratings

Moody’s Long-Term Obligation Ratings

Moody’s long-term obligation ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium-grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and typically are in default, with little prospect for recovery of principal or interest.

Note: Moody’s appended numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

S&P Long Term Issue Credit Ratings

AAA	An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A

An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB

An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB B CCC CC

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

C
BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces

C-1

major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B

An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC

An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C

A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D

An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation are not made on the date due, unless Standard & Poor’s believes that such payments will be made within the shorter of the stated grace period but not longer than five business days. Both a longer stated grace period and the absence of a stated grace period are irrelevant. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation rating is lowered to ‘D’ upon completion of a distressed exchange offer whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total repurchased value that is less than par.

Plus (+) or minus (-)

The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

NR               This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

[     ]
9/12

C-2

This Amendment does not relate to, amend or otherwise affect the Prospectuses and Statement of Additional Information for Bond-Debenture Portfolio; Classic Stock Portfolio; Developing Growth Portfolio; Fundamental Equity Portfolio; Growth and Income Portfolio; Growth Opportunities Portfolio; International Core Equity Portfolio; International Opportunities Portfolio, Mid Cap Stock Portfolio; Total Return Portfolio; and Value Opportunities Portfolio contained in Post-Effective Amendment No. 36 to the Registration Statement on Form N-1A filed on April 26, 2012, and pursuant to Rule 485(d) under the Securities Act of 1933, does not affect the effectiveness of such Post-Effective Amendment.

LORD ABBETT SERIES FUND, INC.

PART C
OTHER INFORMATION

Item 28.	Exhibits

(a)	Articles of Incorporation.

	(i)	Articles of Restatement dated April 24, 1998 (Growth and Income Portfolio). Incorporated by reference to Post-Effective Amendment No. 12 filed on April 29, 1998.

(ii)

Articles Supplementary dated August 23, 1999 (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

(iii)

Articles Supplementary dated March 14, 2003 (All Value Portfolio; America’s Value Portfolio; Growth Opportunities Portfolio). Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

	(iv)	Articles Supplementary to the Articles of Incorporation dated March 10, 2005 (Large-Cap Core Portfolio). Incorporated by reference to Post-Effective Amendment No. 26 filed on April 13, 2005.

	(v)	Articles Supplementary to the Articles of Incorporation dated January 28, 2010 (new portfolios). Incorporated by reference to the Post-Effective Amendment No. 32 filed on February 1, 2010.

	(vi)	Articles Supplementary to the Articles of Incorporation dated April 1, 2010 (name changes). Incorporated by reference to the Post-Effective Amendment No. 33 filed on April 26, 2010.

(vii)

Articles Supplementary to the Articles of Incorporation dated April 12, 2012 (Mid Cap Stock Portfolio name change). Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(viii)	Form of Amendment to Articles of Incorporation dated [September __, 2012]. Filed herein.

(b)	By-Laws. Amended By-Laws as of January 25, 2007. Incorporated by reference to Post-Effective Amendment No. 29 filed on April 9, 2007.

(c)	Instruments Defining Rights of Security Holders. Not applicable.

(d)	Investment Advisory Contracts.

	(i)	Management Agreement dated December 1, 1989 (Growth and Income Portfolio). Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

(ii)

Addendum to Management Agreement dated March 17, 1999 (Bond-Debenture Portfolio; International Portfolio; Mid-Cap Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

(iii)

Addendum to Management Agreement dated March 14, 2003 (All Value Portfolio; America’s Value Portfolio; Growth Opportunities Portfolio). Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

	(iv)	Addendum to Management Agreement dated March 1, 2004 (Growth Opportunities Portfolio).

Incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.

	(v)	Addendum to Management Agreement dated April 13, 2005 (Large-Cap Core Portfolio). Incorporated by reference to Post-Effective Amendment No. 28 filed on April 5, 2006.

(vi)

Addendum to Management Agreement dated January 1, 2006 (All Value Portfolio; America’s Value Portfolio; International Portfolio; Mid-Cap Value Portfolio). Incorporated by reference to Post-Effective Amendment No. 28 filed on April 5, 2006.

	(vii)	Addendum to Management Agreement dated January 1, 2006 (Bond-Debenture Portfolio) Incorporated by reference to Post-Effective Amendment No. 28 filed on April 5, 2006.

	(viii)	Addendum to Management Agreement dated January 1, 2006 (Growth and Income Portfolio) Incorporated by reference to Post-Effective Amendment No. 28 filed on April 5, 2006.

	(ix)	Addendum to Management Agreement dated May 1, 2010 (Developing Growth Portfolio). Incorporated by reference to the Post-Effective Amendment No. 33 filed on April 26, 2010.

	(x)	Addendum to Management Agreement dated May 1, 2010 (International Core Equity Portfolio). Incorporated by reference to the Post-Effective Amendment No. 33 filed on April 26, 2010.

	(xi)	Addendum to Management Agreement dated May 1, 2010 (Total Return Portfolio). Incorporated by reference to the Post-Effective Amendment No. 33 filed on April 26, 2010.

	(xii)	Addendum to Management Agreement dated May 1, 2010 (Value Opportunities Portfolio). Incorporated by reference to the Post-Effective Amendment No. 33 filed on April 26, 2010.

(xiii)

Management Fee Waiver and Expense Reimbursement Agreement dated May 1, 2012 (Portfolios: Bond Debenture; Capital Structure; Classic Stock; Developing Growth; Fundamental Equity; Growth Opportunities; International Core Equity; International Opportunities; Total Return; and Value Opportunities). Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(xiv)	Form of Fee Waiver and Expense Limitation Agreement effective [September 27, 2012]. Filed herein.

(e)

Underwriting Contracts. Distribution Agreement dated May 1, 1994 and Addendum to Distribution Agreement dated October 31, 1996. Incorporated by reference to Post-Effective Amendment No. 23 filed on April 27, 2004.

(f)	Bonus or Profit Sharing Contracts. Incorporated by reference to Post-Effective Amendment No. 19 filed on April 26, 2001.

(g)

Custodian Agreements. Custodian Agreement dated November 1, 2001 and updated Exhibit A dated as of December 15, 2011. Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

(h)	Other Material Contracts.

	(i)	Services Agreement. Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

	(ii)	Form of Participation Agreement. Incorporated by reference to Post-Effective Amendment No. 22 filed on April 11, 2003.

	(iii)	Agency Agreement dated as of April 30, 2010 (including amended Schedule A dated as of December 15, 2011). Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(iv)	Amendment to Agency Agreement dated as of April 30, 2010 (amended March 15, 2011). Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(v)	Administrative Services Agreement (including amendments #1-13). Incorporated by reference to Post-Effective Amendment No. 31 filed on April 9, 2009.

	(vi)	Amendment #14 to Administrative Services Agreement dated May 1, 2010. Incorporated by reference to Post-Effective Amendment No. 33 filed on April 26, 2010.

	(vii)	Amendment #15 to the Administrative Services Agreement dated October 26, 2010. Incorporated by reference to Post-Effective Amendment No. 34 filed on April 14, 2011.

	(viii)	Amendment #16 to the Administrative Services Agreement dated as of November 19, 2010. Incorporated by reference to Post-Effective Amendment No. 34 filed on April 14, 2011.

	(ix)	Amendment #17 to the Administrative Services Agreement dated as of April 20, 2011. Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(x)	Amendment #18 to the Administrative Services Agreement dated as of June 15, 2011. Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

	(xi)	Amendment #19 to the Administrative Services Agreement dated as of December 15, 2011. Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

(i)	Legal Opinion. Opinion of Wilmer, Cutler, Pickering, Hale and Dorr LLP. To be filed.

(j)	Other Opinion. To be filed.

(k)	Omitted Financial Statements. Not applicable.

(l)	Initial Capital Agreements. Incorporated by reference.

(m)	Rule 12b-1 Plan. Not applicable.

(n)	Rule 18f-3 Plan.

(i)

Amended and Restated Rule 18f-3 Plan with Schedule A dated as of July 1, 2008 pursuant to Rule 18f-3(d) under the Investment Company Act of 1940 with updated Schedule A dated as of June 15, 2012. Filed herein.

	(ii)	Form of Schedule A dated as of [September 27, 2012] to Amended and Restated Rule 18f-3 Plan including Schedule A. Filed herein.

(o)	Reserved

(p)	Code of Ethics dated as of January 26, 2012. Incorporated by reference to the Post-Effective Amendment No. 36 filed on April 26, 2012.

Item 29.	Persons Controlled by or Under Common Control with the Fund

None.

Item 30.	Indemnification

The Registrant is incorporated under the laws of the State of Maryland and is subject to Section 2-418 of the Corporations and Associations Article of the Annotated Code of the State of Maryland controlling the indemnification of directors and officers.

The general effect of these statutes is to protect officers, directors and employees of the Registrant against legal liability and expenses incurred by reason of their positions with the Registrant. The statutes provide for indemnification for liability for proceedings not brought on behalf of the corporation and for those brought on behalf of the corporation, and in each case place conditions under which indemnification will be permitted, including requirements that the officer, director or employee acted in good faith. Under certain conditions, payment of expenses in advance of final disposition may be permitted. The By-laws of the Registrant, without limiting the authority of the Registrant to indemnify any of its officers, employees or agents to the extent consistent with applicable law, make the indemnification of its directors mandatory subject only to the conditions and limitations imposed by the above- mentioned Section 2-418 of Maryland law and by the provisions of Section 17(h) of the Investment Company Act of 1940 as interpreted and required to be implemented by SEC Release No. IC-11330 of September 4, 1980.

In referring in its By-laws to, and making indemnification of directors subject to the conditions and limitations of, both Section 2-418 of the Maryland law and Section 17(h) of the Investment Company Act of 1940, the Registrant intends that conditions and limitations on the extent of the indemnification of directors imposed by the provisions of either Section 2-418 or Section 17(h) shall apply and that any inconsistency between the two will be resolved by applying the provisions of said Section 17(h) if the condition or limitation imposed by Section 17(h) is the more stringent. In referring in its By-laws to SEC Release No. IC-11330 as the source for interpretation and implementation of said Section 17(h), the Registrant understands that it would be required under its By-laws to use reasonable and fair means in determining whether indemnification of a director should be made and undertakes to use either (1) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified (“indemnitee”) was not liable to the Registrant or to its security holders by reason of willful malfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his office (“disabling conduct”) or (2) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the indemnitee was not liable by reason of such disabling conduct, by (a) the vote of a majority of a quorum of directors who are neither “interested persons” (as defined in the 1940 Act) of the Registrant nor parties to the proceeding, or (b) an independent legal counsel in a written opinion. Also, the Registrant will make advances of attorneys’ fees or other expenses incurred by a director in his defense only if (in addition to his undertaking to repay the advance if he is not ultimately entitled to indemnification) (1) the indemnitee provides a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of the non-interested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts, that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expense incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

In addition, the Registrant maintains a directors’ and officers’ errors and omissions liability insurance policy protecting directors and officers against liability for breach of duty, negligent act, error or omission committed in their capacity as directors or officers. The policy contains certain exclusions, among which is exclusion from coverage for active or deliberate dishonest or fraudulent acts and exclusion for fines or penalties imposed by law or other matters deemed uninsurable.

Item 31.	Business and Other Connections of the Investment Adviser

Adviser – Lord, Abbett & Co. LLC

Lord, Abbett & Co. LLC is the investment adviser of the Registrant and provides investment management services to the Lord Abbett Family of Funds and to various pension plans, institutions and individuals. Lord Abbett Distributor LLC, a limited liability company, serves as its distributor and principal underwriter.

Set forth below is information relating to the business, profession, vocation or employment of a substantial nature that each partner of the adviser, is or has been engaged in within the last two fiscal years for his/her own account in the capacity of director, officer, employee, partner or trustee of Lord Abbett. The principal business address of each partner is c/o Lord, Abbett & Co. LLC, 90 Hudson Street, Jersey City, NJ 07302-3973.

None.

Item 32.	Principal Underwriters

(a)

Lord Abbett Distributor LLC serves as principal underwriter for the Registrant. Lord Abbett Distributor LLC also serves as principal underwriter for the following registered open-end investment companies sponsored by Lord, Abbett & Co. LLC are:

Lord Abbett Affiliated Fund, Inc.
Lord Abbett Bond-Debenture Fund, Inc.
Lord Abbett Developing Growth Fund, Inc.
Lord Abbett Equity Trust
Lord Abbett Global Fund, Inc.
Lord Abbett Investment Trust
Lord Abbett Mid Cap Stock Fund, Inc.
Lord Abbett Municipal Income Fund, Inc.
Lord Abbett Research Fund, Inc.
Lord Abbett Securities Trust
Lord Abbett Stock Appreciation Fund
Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.

(b)	Lord Abbett Distributor LLC is a wholly owned subsidiary of Lord, Abbett & Co. LLC. The principal officers of Lord Abbett Distributor LLC are:

Name and Principal Business Address*	Positions and/or Offices with Lord Abbett Distributor LLC	Positions and Offices with Registrant

Robert S. Dow	Chief Executive Officer	Chairman and Chief Executive Officer
Lawrence H. Kaplan	General Counsel	Vice President & Secretary
Lynn M. Gargano	Chief Financial Officer	None
James W. Bernaiche	Chief Compliance Officer	Chief Compliance Officer

* Each Officer has a principal business address of: 90 Hudson Street, Jersey City, New Jersey 07302

(c)	Not applicable

Item 33.	Location of Accounts and Records

Registrant maintains the records required by Rules 31a-1(a) and (b) and 31a-2(a) under the Investment Company Act of 1940, as amended (the “1940 Act”) at its main office.

Lord, Abbett & Co. LLC maintains the records required by Rules 31a-1(f) and 31a-2(e) under the 1940 Act at its main office.

Certain records such as cancelled stock certificates and correspondence may be physically maintained at the main office of Registrant’s Transfer Agent, Custodian, or Shareholder Servicing Agent within the requirements of Rule 31a-3 under the 1940 Act.

Item 34.	Management Services

None

Item 35.	Undertakings

None.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, has duly caused this Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Jersey City, and State of New Jersey as of the 27th day of July, 2012.

LORD ABBETT SERIES FUND, INC.

BY:	/s/ Thomas R. Phillips
Thomas R. Phillips
Vice President and Assistant Secretary

BY:	/s/ Joan A. Binstock
Joan A. Binstock
Chief Financial Officer and Vice President

Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

Robert S. Dow*	Chairman, Chief Executive Officer	July 27, 2012
Robert S. Dow	and Director

Daria L. Foster*	President and Director	July 27, 2012
Daria L. Foster

E. Thayer Bigelow*	Director	July 27, 2012
E. Thayer Bigelow

Robert B. Calhoun, Jr.*	Director	July 27, 2012
Robert B. Calhoun, Jr.

Evelyn E. Guernsey*	Director	July 27, 2012
Evelyn E. Guernsey

Julie A. Hill*	Director	July 27, 2012
Julie A. Hill

Franklin W. Hobbs*	Director	July 27, 2012
Franklin W. Hobbs

Thomas J. Neff*	Director	July 27, 2012
Thomas J. Neff

James L.L. Tullis*	Director	July 27, 2012
James L.L. Tullis

* By	/s/ Thomas R. Phillips
Thomas R. Phillips
Attorney – in – Fact

POWER OF ATTORNEY

          Each person whose signature appears below on this Registration Statement hereby constitutes and appoints Lawrence H. Kaplan, Lawrence B. Stoller, John K. Forst and Thomas R. Phillips, each of them, with full power to act without the other, his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities (until revoked in writing) to sign any and all Registration Statements of each Fund enumerated on Exhibit A hereto for which such person serves as a Director/Trustee (including Registration Statements on Forms N-1A and N-14 and any amendments thereto), and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Securities and Exchange Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing ratifying and confirming all that said attorneys-in-fact and agents or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

          Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ Robert S. Dow	Chairman, CEO	April 19, 2012
Robert S. Dow	and Director/Trustee

/s/ Daria L. Foster	President and	April 19, 2012
Daria L. Foster	Director/Trustee

/s/ E. Thayer Bigelow	Director/Trustee	April 19, 2012
E. Thayer Bigelow

/s/ Robert B. Calhoun, Jr.	Director/Trustee	April 19, 2012
Robert B. Calhoun, Jr.

/s/ Evelyn E. Guernsey	Director/Trustee	April 19, 2012
Evelyn E. Guernsey

/s/ Julie A. Hill	Director/Trustee	April 19, 2012
Julie A. Hill

/s/ Franklin W. Hobbs	Director/Trustee	April 19, 2012
Franklin W. Hobbs

/s/ Thomas J. Neff	Director/Trustee	April 19, 2012
Thomas J. Neff

/s/ James L.L. Tullis	Director/Trustee	April 19, 2012
James L.L. Tullis

EXHIBIT A

Lord Abbett Affiliated Fund, Inc.

Lord Abbett Bond-Debenture Fund, Inc.

Lord Abbett Developing Growth Fund, Inc.

Lord Abbett Equity Trust

Lord Abbett Global Fund, Inc.

Lord Abbett Investment Trust

Lord Abbett Mid Cap Stock Fund, Inc.

Lord Abbett Municipal Income Fund, Inc.

Lord Abbett Research Fund, Inc.

Lord Abbett Securities Trust

Lord Abbett Series Fund, Inc.

Lord Abbett Stock Appreciation Fund

Lord Abbett U.S. Government & Government Sponsored Enterprises Money Market Fund, Inc.